[COUPLES AT OPERA]

ANNUAL REPORT

MARCH 31, 2002

NORTHERN
FIXED INCOME
FUNDS

TRUST NORTHERN FOR A LIFETIME OF INVESTING(R)

[NORTHERN FUNDS LOGO]

[MANAGED BY NORTHERN TRUST LOGO]

[PHOTO OF ORIE DUDLEY]

a MESSAGE from ORIE DUDLEY
    CHIEF INVESTMENT OFFICER

NOT EVEN THE USUALLY TRANQUIL U.S. BOND MARKET could escape the economic and political turmoil of the past year.

As the period began, bond yields were inching higher as investors anticipated a relatively quick rebound from the economic deceleration that started in 2000. When it became apparent that the slump would be deeper than earlier believed, long-term interest rates began dropping, a trend exacerbated by the tragic events of September 11. Since November, however, bond yields have risen amid expectations that the Federal Reserve would reverse course and raise benchmark interest rates later in 2002. Fixed income investors also worried that a combination of higher energy prices and accommodative monetary policy might lead to higher inflation down the road.

There is no question that the Federal Reserve moved aggressively to rescue the U.S. economy from its first recession in over a decade. During the fiscal year alone, the central bank slashed short-term interest rates eight times by a total of 325 basis points. More than half of those reductions came quickly after the terrorist attacks in September.

Evidence suggests that the Fed's efforts have been successful. The sharp upward revision to fourth quarter GDP is a strong indication that the recession is already over. And with many businesses rebuilding inventories, industrial production should pick up after five consecutive quarters of decline. There also are hints that the long slump in capital spending might be running its course. An exceptionally strong economic rebound, of course, would be negative for bonds since it implies significantly higher short-term interest rates and possibly higher inflation.

However, there are reasons to expect the recovery to be tepid by historical standards. Concerns over accounting issues have raised borrowing costs for some companies and cut off access to funding for others, canceling some of the effects of stimulative monetary policy. Also, businesses and households are burdened with high debt loads remaining from the long economic boom of the 1990s. Those factors could restrain economic growth in coming quarters, which would be positive for bonds.

As the new fiscal year begins, the fixed-income market is anticipating fairly aggressive tightening moves by the Federal Reserve starting this summer and continuing into next year. Interest rates on intermediate- and long-term bonds have risen in response to those concerns, creating an unusually steep yield curve.

However, Federal Reserve Chairman Alan Greenspan has signaled that the central bank will be reluctant to raise short-term rates by a significant amount without clear evidence of inflation or until the economy is entirely out of danger. Given our forecast for continued low inflation and a weaker-than-normal recovery, the stage could be set for price gains in longer-term bonds as the yield curve flattens in coming months. Municipal bonds are attractive from a credit-quality standpoint, while returns from corporate securities could vary widely by sector and company. Although we expect high yield bonds to perform well, we will remain sensitive to the balance between risk and reward in an environment of above-average credit events.

The past year has been a difficult and tumultuous time for the nation and its investors. Through it all, Americans have retained their optimism, their faith, and their perspective. Now, as in the past, we have no doubt that such resiliency will be handsomely rewarded.

Sincerely,

/s/ Orie L. Dudley Jr.
Orie L. Dudley Jr.
Chief Investment Officer
Northern Trust

                                                              FIXED INCOME FUNDS

TABLE OF CONTENTS

2    PORTFOLIO MANAGEMENT COMMENTARY

14   STATEMENTS OF ASSETS AND LIABILITIES

16   STATEMENTS OF OPERATIONS

18   STATEMENTS OF CHANGES IN NET ASSETS

20   FINANCIAL HIGHLIGHTS

     SCHEDULES OF INVESTMENTS

     32  ARIZONA TAX-EXEMPT FUND

     35  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

     38  CALIFORNIA TAX-EXEMPT FUND

     43  FIXED INCOME FUND

     50  FLORIDA INTERMEDIATE TAX-EXEMPT FUND

     53  GLOBAL FIXED INCOME FUND

     55  HIGH YIELD FIXED INCOME FUND

     59  HIGH YIELD MUNICIPAL FUND

     63  INTERMEDIATE TAX-EXEMPT FUND

     72  SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

     73  TAX-EXEMPT FUND

     81  U.S. GOVERNMENT FUND

82   NOTES TO THE FINANCIAL STATEMENTS

88   REPORT OF INDEPENDENT AUDITORS

89   ABBREVIATIONS AND OTHER INFORMATION

90   TRUSTEES AND OFFICERS

                                NOT FDIC INSURED

                        May lose value/No bank guarantee

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not to the Fund.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Northern Funds Distributors, LLC, an independent third party.


                               NORTHERN FUNDS ANNUAL REPORT 1 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  ARIZONA TAX-EXEMPT FUND

Attempting to lift the economy out of a recession caused by a slowdown in business spending and fallout from the terrorist attacks, the Federal Reserve reduced its overnight rate by 325 basis points to a 40-year low of 1.75 percent. The central bank's determined efforts to reinvigorate the economy resulted in significant steepening of the Arizona tax-exempt yield curve. Short-term interest rates fell dramatically, while intermediate- and long-term rates increased somewhat over concerns that too much monetary and fiscal stimulus was flowing into a slowly recovering economy.

Within these volatile interest rate conditions, the Arizona Tax-Exempt Fund produced a solid positive return of 3.47 percent. Although duration was reduced during the fiscal year, the Fund still maintained an interest rate exposure greater than the Lehman Brothers Arizona Municipal Bond Index. This accounted for the Fund's relative underperformance versus its benchmark, which returned
4.16 percent. In terms of maturity structure, we took advantage of primary deals heavily weighted with longer-dated maturities (20 years and greater), which are in constant demand from retail and institutional accounts in the secondary market. During this period, we also maintained our preference for AAA-rated securities, since quality spreads in the Arizona tax-exempt market remained extremely tight. The Fund benefited from additional exposure to top-rated, government-backed bonds, as this sector was a top performer over the fiscal year.

Going forward, we will look to capitalize on relative value opportunities created by the nature of the Arizona municipal marketplace. Periods of heavy issuance offer a chance to purchase in-state tax-exempts at relatively wide spreads, while surges in demand caused by coupon payments and maturities from Arizona bonds provide an opportunity to sell holdings at aggressive levels. The Fund is currently positioned to benefit from a low inflation environment. We are adding more defensive structures with regards to coupons and calls as a way to insulate the performance of the Fund from periods of rising interest rates.

FUND MANAGER

[PHOTO OF ERIC V. BOECKMANN]

ERIC V. BOECKMANN
WITH NORTHERN TRUST
SINCE 1985

 FUND STATISTICS

INCEPTION DATE: October 1, 1999

TOTAL NET ASSETS: $76 million

NET ASSET VALUE: $10.46

TICKER SYMBOL: NOAZX

AVERAGE MATURITY: 11.1 years

DURATION: 7.1 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/02

 ONE YEAR                                3.47%

 AVERAGE ANNUAL SINCE INCEPTION          6.71%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                    ARIZONA             LEHMAN BROTHERS
                   TAX-EXEMPT          ARIZONA MUNICIPAL
                      FUND                BOND INDEX
      10/1/99       $10,000                 $10,000
      3/31/00       $10,243                 $10,204
      3/31/01       $11,368                 $11,234
      6/31/01       $11,402                 $11,337
      9/31/01       $11,746                 $11,645
     12/31/01       $11,638                 $11,591
      3/31/02       $11,763                 $11,702

The Lehman Brothers Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FIXED INCOME FUNDS 2 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

The Federal Reserve sustained an aggressive rate-cutting strategy over the fiscal year in a concerted effort to energize an economy struggling with a downturn in business demand and further weakened by September's terrorist attacks. In the process, the federal funds rate was lowered from 5.00 percent to
1.75 percent. Consequently, the California municipal yield curve steepened as short-term interest rates fell dramatically, while longer-term interest rates rose over worries that too much stimulus was being introduced into the economy.

Over the past twelve months, fallout from the energy debacle that struck California hurt the market for the state's tax-exempt bonds. Unexpectedly mild summer weather and better-than-expected conservation efforts helped to limit some of the impact of this power crisis. However, failure to secure a final plan to reimburse the state for energy purchases and a deteriorating budget picture tied to a drop-off in revenues resulted in weaker demand for bonds directly linked to California's general fund.

Despite these difficult conditions, the California Intermediate Tax-Exempt Fund produced a positive gain of 3.00 percent over the fiscal year. During the same period, the Fund slightly underperformed the Lehman Brothers Mutual Fund California Intermediate Tax-Exempt Index, which returned 3.40 percent, due to greater duration exposure than the benchmark. We continued to overweight long-intermediate maturities since they provided a considerable pickup in yield compared to shorter-term maturities. In the area of credit quality, the Fund took advantage of sizable yield spreads related to the state's general obligation bonds and added to its holdings of these A-rated municipals.

Going into the new fiscal year, the Fund is structured to profit from low inflation expectations and has added bonds that are defensive in nature. Furthermore, we will carefully monitor the state's budget situation and seek to exploit opportunities that result from temporary imbalances between the supply and demand for California bonds.

FUND MANAGER

[PHOTO OF ERIC V. BOECKMANN]

ERIC V. BOECKMANN
WITH NORTHERN TRUST
SINCE 1985

 FUND STATISTICS

INCEPTION DATE: October 1, 1999

TOTAL NET ASSETS: $86 million

NET ASSET VALUE: $10.26

TICKER SYMBOL: NCITX

AVERAGE MATURITY: 9.4 years

DURATION: 6.1 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/02

 ONE YEAR                                3.00%

 AVERAGE ANNUAL SINCE INCEPTION          5.66%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                    CALIFORNIA
                   INTERMEDIATE               LEHMAN BROTHERS MUTUAL FUND
                    TAX-EXEMPT                  CALIFORNIA INTERMEDIATE
                       FUND                        TAX-EXEMPT INDEX
     10/1/99           $10,000                         $10,000
     3/31/00           $10,237                         $10,182
     3/31/01           $11,141                         $11,129
     6/31/01           $11,166                         $11,182
     9/31/01           $11,506                         $11,542
    12/31/01           $11,423                         $11,419
     3/31/02           $11,476                         $11,507

The Lehman Brothers Mutual Fund California Intermediate Tax-Exempt Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                               NORTHERN FUNDS ANNUAL REPORT 3 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  CALIFORNIA TAX-EXEMPT FUND

In attempting to revive a struggling economy further weakened by the tragic terrorist acts of September 11, the Federal Reserve aggressively cut its overnight rate by 325 basis points over the past twelve months. As a result, the California municipal yield curve steepened significantly, with short-term rates falling sharply while intermediate and long rates rose over concerns of too much monetary and fiscal stimulus being injected into the financial system.

During this time frame, California tax-exempt bonds were negatively impacted by an energy crisis that roiled the state. Although conservation and mild weather alleviated some of the imbalance between the supply and demand for power, a multi-billion dollar bond deal to repay the state government for its energy purchases had yet to be completed. The delay in finalizing a financing plan, along with a sharp drop-off in tax revenues, led to a relative decline in the value of securities directly tied to California's budget.

Within this volatile environment, the California Tax-Exempt Fund still generated a modest positive return of 2.87 percent for the fiscal year. However, the Fund underperformed the Lehman Brothers Mutual Fund California Municipal Index's return of 3.41 percent, as we maintained a slightly longer duration profile than that of the benchmark. In terms of maturity structure, we emphasized long-intermediate municipals, which captured a large percentage of the total yield available from the tax-exempt curve. The Fund increased its exposure to A-rated holdings by opportunistically purchasing general obligation bonds of the state when quality spreads widened sufficiently for this particular credit.

Looking forward, the Fund is positioned to benefit from a low inflation environment. Currently, we are positioning the Fund with more defensively structured bonds with regards to calls and coupons as a way to protect performance should interest rates move higher. Moreover, we are closely following the state's budgetary condition. We continue to seek relative value opportunities largely created by surges in in-state retail demand.

FUND MANAGER

[PHOTO OF ERIC V. BOECKMANN]

ERIC V. BOECKMANN
WITH NORTHERN TRUST
SINCE 1985

 FUND STATISTICS

INCEPTION DATE: April 8, 1997

TOTAL NET ASSETS: $125 million

NET ASSET VALUE: $10.79

TICKER SYMBOL: NCATX

AVERAGE MATURITY: 15.5 years

DURATION: 9.0 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/02

 ONE YEAR                                        2.87%

 THREE YEAR                                      4.27%

 AVERAGE ANNUAL SINCE INCEPTION                  6.18%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                     CALIFORNIA                    LEHMAN BROTHERS
                     TAX-EXEMPT             MUTUAL FUND CALIFORNIA MUNICIPAL
                        FUND                             INDEX
      4/8/97           $10,000                          $10,000
     3/31/98           $11,189                          $11,136
     3/31/99           $11,885                          $11,901
     3/31/00           $11,771                          $11,863
     3/31/01           $13,099                          $13,141
     6/31/01           $13,073                          $13,152
     9/31/01           $13,590                          $13,629
    12/31/01           $13,447                          $13,555
     3/31/02           $13,476                          $13,588

The Lehman Brothers Mutual Fund California Municipal Index is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FIXED INCOME FUNDS 4 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  FIXED INCOME FUND

It may have been a mild recession in statistical terms, but the terrorist attacks in September and the significant financial distress apparent in segments of corporate America made for a difficult market environment. In recent months, however, it has become clear that the combination of expansionary monetary policy, fiscal stimulus, and the natural resiliency of the U.S. economy have laid the groundwork for better times.

The yield curve steepened significantly since September as the Federal Reserve pushed down on the front end of the curve, while signs of recovery caused rates on the long end to rise. As is typical coming out of recession, spread sectors in general outperformed Treasuries. High yield was the best performing sector of the domestic fixed-income market since October, although the group underperformed over the full fiscal year. Overall, the investment-grade corporate sector performed well, although many companies experienced serious credit-related problems.

The Fund's interest-rate positioning had little impact on relative performance since we maintained a neutral posture for most of the period. Sector decisions proved to be positive contributors, although we were early in adding to a small position in high yield. Security selection proved to be the Fund's Achilles heel, as our inability to steer clear of company-specific problems led to overall underperformance versus our benchmark, with a gain of 3.09 percent versus the Lehman Brothers Aggregate Bond Index's return of 5.35 percent.

We enter the new fiscal year with a neutral duration versus the Fund's benchmark. While the recovery should continue, that expectation is already embedded into the interest rate structure. We continue to believe that spread sectors in general and the corporate market specifically will outperform this year as the economic recovery broadens. If the recovery proceeds as we expect, our weightings in high yield should do particularly well, thus building on the group's strong recent performance.

FUND MANAGER

[PHOTO OF MARK J. WIRTH]

MARK J. WIRTH
WITH NORTHERN TRUST
SINCE 1986

 FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $734 million

NET ASSET VALUE: $9.74

TICKER SYMBOL: NOFIX

AVERAGE MATURITY: 7.9 years

DURATION: 4.7 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/02

 ONE YEAR                                                3.09%

 THREE YEAR                                              4.93%

 FIVE YEAR                                               6.34%

 AVERAGE ANNUAL SINCE INCEPTION                          6.45%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                              LEHMAN BROTHERS
                  FIXED        AGGREGATE BOND
                 INCOME            INDEX
      4/1/94     $10,000          $10,000
     3/31/95     $10,424          $10,499
     3/31/96     $11,588          $11,631
     3/31/97     $12,118          $12,203
     3/31/98     $13,558          $13,665
     3/31/99     $14,265          $14,552
     3/31/00     $14,341          $14,825
     3/31/01     $15,985          $16,682
     6/31/01     $16,061          $16,776
     9/31/01     $16,637          $17,550
    12/31/01     $16,493          $17,558
     3/31/02     $16,479          $17,574

The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                               NORTHERN FUNDS ANNUAL REPORT 5 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  FLORIDA INTERMEDIATE TAX-EXEMPT FUND

The Federal Reserve lowered short-term interest rates by a total of 325 basis points last year, forcing the Treasury yield curve into its steepest position in recent memory. The Florida municipal market's term structure tracked the Treasury curve into a significantly steeper configuration as well.

As yields fell during the first half of the year, the Fund was able to capitalize on the lower rates by increasing its duration and convexity profile through longer-dated, deep-discount, and non-callable structured bonds, while reducing its exposure to callable, premium coupon bonds. Additionally, because of the low level of supply during the mid-year calendar months, credit spreads tightened dramatically across the Florida yield curve. The Fund took advantage of this tightening by reducing its holdings of lower credit-quality sectors, while swapping into high-grade bonds.

As the year progressed, evidence of a strengthening economy suggested that the yield curve would flatten substantially from 2001 levels. In response, we took defensive measures, including reducing exposure to bonds with maturities of 10 years and repositioning the proceeds in callable, premium coupon bonds in the 15-year maturity sector. The Fund also reduced its exposure to bonds with maturities shorter than 5 years, which will continue to be the sector most vulnerable to a rate-tightening bias by the Federal Reserve.

All of these factors were responsible for the Fund's positive performance of
3.16 percent for the year. While the Fund had a longer duration than its Index during the period that incorporated the recent flattening of the yield curve, it still closely tracked the performance of the Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Municipal Index, which returned 3.26 percent over the reporting period.

As of year-end, the Fund's option-adjusted duration, which measures the Fund's sensitivity to interest rate movements, stood at 6.28 years. The Fund will seek to shorten this duration level, while continuing to exploit steepness in the yield curve in the 7- and 8-year maturity sectors. Additionally, the Fund will continue to take advantage of relative value opportunities through its reduction of sectors that exhibit tighter credit spreads than historical norms, while increasing holdings of sectors that provide a better total return profile.

FUND MANAGER

[PHOTO OF GREGORY A. BELL]

GREGORY A. BELL
WITH NORTHERN TRUST
SINCE 1984

 FUND STATISTICS

INCEPTION DATE: August 15, 1996

TOTAL NET ASSETS: $47 million

NET ASSET VALUE: $10.38

TICKER SYMBOL: NOFTX

AVERAGE MATURITY: 9.1 years

DURATION: 6.3 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/02

 ONE YEAR                                                3.16%

 THREE YEAR                                              3.98%

 FIVE YEAR                                               5.14%

 AVERAGE ANNUAL SINCE INCEPTION                          5.05%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                      FLORIDA                 LEHMAN BROTHERS
                    INTERMEDIATE             MUTUAL FUND FLORIDA
                     TAX-EXEMPT            INTERMEDIATE TAX-EXEMPT
                        FUND                    MUNICIPAL INDEX
     8/15/96           $10,000                      $10,000
     3/31/97           $10,272                      $10,196
     3/31/98           $11,147                      $11,096
     3/31/99           $11,736                      $11,743
     3/31/00           $11,768                      $11,827
     3/31/01           $12,790                      $13,112
     6/31/01           $12,887                      $13,188
     9/31/01           $13,226                      $13,533
    12/31/01           $13,133                      $13,416
     3/31/02           $13,194                      $13,540

The Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Municipal Index is an unmanaged index of investment grade (Baa or better) tax-exempt Florida bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FIXED INCOME FUNDS 6 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  GLOBAL FIXED INCOME FUND

Over the last year, fixed income markets have fluctuated in response to shifting attitudes about world growth. Between April and October, global bonds rallied and yield curves steepened amid sharp cuts in short-term interest rates. In recent months, we have seen evidence that the massive and concerted monetary and fiscal response implemented late in 2001, designed to stave off a deepening recession, has sown the seeds of global recovery. Since the beginning of 2002, yields have risen as markets anticipated renewed economic growth. The Fund's gains from overweighting shorter-dated bonds last year have been eroded by recent losses on longer-dated securities as yields have risen. However, the Fund cut back on its long-term holdings in U.S. and European bonds in recent weeks.

Company-specific credit risk has remained very high as individual businesses have been buffeted by weak earnings, ratings downgrades, and a series of accounting scandals and liquidity crises. Overall, however, investment-grade corporate bonds have performed well as companies have slowly cut back on borrowing. Fund positions in corporate bonds rated A and BBB have generally performed well, although concentrated exposures to specific issues were a drag on performance during the September-October credit market sell-off.

The dominant theme in currency markets has been the surprising resilience of the U.S. dollar and the weakness of the yen. The portfolio benefited from underweighting the yen throughout last year. This year, the greenback is facing stiffer competition from commodity-related currencies, such as the Australian dollar. The yen and some Asian currencies tend to strengthen against European currencies in the early stage of global growth. Our currency positioning reflects our view that the U.S. dollar will not be the main beneficiary of this recovery phase.

The Fund returned 0.01 percent for the year, versus its benchmark, the J.P. Morgan Government Bond Index Global, which returned 0.52 percent. In the months ahead, portfolio positioning is likely to reflect our forecast of a mild global recovery with little inflation. Emphasis will be placed on selectively taking credit risk (rather than interest rate risk), and in overweighting currencies likely to benefit from a return to global growth, such as the yen, Australian dollar, and Swedish krona.

FUND MANAGER

[PHOTO OF GUY WILLIAMS]

GUY WILLIAMS
WITH NORTHERN TRUST
SINCE 1999

 FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $25 million

NET ASSET VALUE: $9.13

TICKER SYMBOL: NOIFX

AVERAGE MATURITY: 9.5 years

DURATION: 6.0 years

DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/02

 ONE YEAR                                        0.01%

 THREE YEAR                                     (1.23)%

 FIVE YEAR                                       2.03%

 AVERAGE ANNUAL SINCE INCEPTION                  3.71%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund is "non-diversified" under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Foreign securities may involve additional risks, including social and political instability, reduced market liquidity and currency volatility.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                                J.P. MORGAN
                      GLOBAL FIXED               GOVERNMENT
                       INCOME FUND            BOND INDEX GLOBAL
      4/1/94             $10,000                   $10,000
     3/31/95             $11,281                   $10,361
     3/31/96             $11,946                   $11,584
     3/31/97             $12,109                   $12,550
     3/31/98             $12,665                   $14,002
     3/31/99             $13,891                   $15,107
     3/31/00             $13,181                   $15,219
     3/31/01             $13,384                   $14,012
     6/31/01             $13,176                   $13,791
     9/31/01             $13,913                   $14,775
    12/31/01             $13,753                   $14,304
     3/31/02             $13,387                   $14,086

The J.P. Morgan Government Bond Index Global is an unmanaged index of traded government fixed income securities that cannot be purchased by international investors.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                               NORTHERN FUNDS ANNUAL REPORT 7 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  HIGH YIELD FIXED INCOME FUND

The Fund generated strong relative performance over the 12 months ending March 31, 2002, returning 2.28 percent compared to 0.65 percent for the Fund's benchmark, the Lehman Brothers High Yield Corporate Bond Index.

The fiscal year was marked by significant economic and market turbulence caused by economic weakness, interest rate volatility, accounting irregularities, and the September 11 terrorist attacks. We attribute the Fund's outperformance to our defensive posture, which underweighted the telecommunications and cyclical sectors of the high yield market.

Currently, the Fund is positioned slightly more aggressively than in the past year. Our change in posture is driven by signs that corporate earnings have bottomed, even as many defensive sectors are trading at spreads that are too small for their credit profiles. Reductions in defensive sectors such as healthcare and food and beverages have been offset by increased exposure to sectors more sensitive to an economic recovery, including building materials, leisure, property and casualty insurers, semiconductors, and shipping container businesses. We also retained our overweight position in energy and banks, while significantly increasing the number of securities in the portfolio to enhance diversification.

Looking forward, we believe that business fundamentals should begin to improve from very depressed levels, enhancing prospects for significantly better returns in the high yield market. As always, we remain focused on generating high current income while looking for securities that offer opportunities for superior capital appreciation.

FUND MANAGER

[PHOTO OF ERIC MISENHEIMER]

ERIC MISENHEIMER
WITH NORTHERN TRUST
SINCE 1999

 FUND STATISTICS

INCEPTION DATE: December 31, 1998

TOTAL NET ASSETS: $272 million

NET ASSET VALUE: $7.84

TICKER SYMBOL: NHFIX

AVERAGE MATURITY: 7.3 years

DURATION: 4.7 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/02

 ONE YEAR                                       2.28%

 THREE YEAR                                     1.28%

 AVERAGE ANNUAL SINCE INCEPTION                 1.81%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund invests in below investment-grade debt obligations, commonly known as "junk bonds." While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                        LEHMAN BROTHERS
                  HIGH YIELD              HIGH YIELD
                 FIXED INCOME              CORPORATE
                     FUND                 BOND INDEX
     12/31/98      $10,000                  $10,000
      3/31/99      $10,202                  $10,185
      3/31/00      $10,283                  $10,000
      3/31/01      $10,362                  $10,252
      6/31/01      $10,238                  $10,018
      9/31/01      $10,006                  $9,594
     12/31/01      $10,494                  $10,148
      3/31/02      $10,599                  $10,319

The Lehman Brothers High Yield Corporate Bond Index is a market value-weighted index that tracks the daily price-only, coupon and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated and nonconvertible debt registered with the U.S. Securities and Exchange Commission.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FIXED INCOME FUNDS 8 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  HIGH YIELD MUNICIPAL FUND

The Federal Reserve aggressively lowered interest rates over the fiscal year, cutting the key federal funds rate by 325 basis points in an effort to bolster an economy that was already weak, even before the tragic events of September 11. The rate cuts caused the U.S. Treasury and municipal yield curves to steepen dramatically, as short-term rates dropped faster than their longer-term counterparts. The high yield sector of the municipal market was further roiled by events that occurred in the corporate bond markets, since a significant percentage of high yield municipal securities are backed by corporations.

In the first half of the fiscal year, strong demand for high yield municipal securities lifted tax-exempt bond prices, thus narrowing the interest-rate differential relative to Treasuries. Prior to September 11, the Fund was underweighted in the airline sector, given what we viewed as unfavorable industry fundamentals. The airline, airport, and lodging sectors were hit especially hard in the aftermath of the terrorist attacks, but the Fund's limited exposure bolstered relative performance.

Meanwhile, we increased our holdings in continuing-care retirement facilities and in healthcare. The changing demographics and the aging of America bode well for the continuing-care sector. We believe that the healthcare group bottomed in the first half of the year, and we responded by increasing our underweight position. Also, we reduced our holdings in the public utility bonds as fallout from deregulation and the Enron scandal made the group unattractive. Net assets of the fund rose during the second half of the year, increasing our holdings in cash equivalents and higher-grade issues, as new issue supply in the high yield market has been more limited.

The Fund's limited exposure to the airline and California utility sectors, along with a higher credit quality profile, contributed to the Fund's gain of 5.49 percent, outperforming the Lehman Brothers Municipal Non-Investment Grade Bond Index, which returned 3.72 percent.

Going forward, we will continue to focus on increasing the income component of the Fund's return. We expect improving economic conditions and a shift in Federal Reserve policy (from a neutral to a tightening mode) to help cushion performance. As always, we will monitor credit issues closely and respond by strategically moving among the various sectors of the high yield tax-exempt market.

FUND MANAGER

[PHOTO OF M. JANE MCCART]

M. JANE MCCART
WITH NORTHERN TRUST
SINCE 1998

 FUND STATISTICS

INCEPTION DATE: December 31, 1998

TOTAL NET ASSETS: $38 million

NET ASSET VALUE: $9.16

TICKER SYMBOL: NHYMX

AVERAGE MATURITY: 18.4 years

DURATION: 8.1 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/02

 ONE YEAR                                       5.49%

 THREE YEAR                                     2.25%

 AVERAGE ANNUAL SINCE INCEPTION                 2.25%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

The Fund invests in below investment-grade debt obligations, commonly known as "junk bonds." While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                      LEHMAN BROTHERS
                HIGH YIELD               MUNICIPAL
                MUNICIPAL             NON-INVESTMENT
                   FUND              GRADE BOND INDEX
    12/31/98     $10,000                  $10,000
     3/31/99     $10,154                  $10,142
     3/31/00     $ 9,510                  $ 9,958
     3/31/01     $10,189                  $10,728
     6/31/01     $10,361                  $10,888
     9/31/01     $10,650                  $10,949
    12/31/01     $10,630                  $10,883
     3/31/02     $10,749                  $11,127

The Lehman Brothers Municipal Non-Investment Grade Bond Index is an unmanaged index of non-investment grade (Ba or lower) tax-exempt bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                               NORTHERN FUNDS ANNUAL REPORT 9 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  INTERMEDIATE TAX-EXEMPT FUND

Sharp volatility shook domestic fixed-income markets this past fiscal year as investors responded to changing economic conditions, aggressive Federal Reserve actions, and the tragic events of September 11.

The economy slowed in the first part of the year, and was put at additional risk by the terrorist attacks. The Federal Reserve responded to the weakness by cutting interest rates 325 basis points. In the latter part of the fiscal year, strong consumer demand for housing and autos led to an improved economic environment--and perhaps to the end of the current easing cycle.

The markets responded to signs of recovery by demanding higher bond yields in anticipation of future aggressive tightening moves by the Fed. With long-term yields rising, the Fund benefited from the enhanced income resulting from its slightly longer duration position. However, performance was hurt by the dramatic steepening of the yield curve, leading to a return of 3.30 percent for the fiscal year, compared to 3.48 percent for the Lehman Brothers Mutual Fund Intermediate Municipal Bond Index.

The portfolio stressed proper maturity positioning by analyzing the risk-return dynamics to ensure that we received the maximum amount of income for a given level of risk. The Fund emphasized sectors of the municipal market characterized by quality and liquidity. For example, we moved toward escrowed municipals (securities backed by the U.S. Government), general obligations, and essential service revenue bonds in an environment of tight credit and sector spreads. The Fund's credit quality was high for the year, with AAA and AA holdings averaging close to 90 percent of the portfolio. The weighted average life of the Fund remained around 6 to 7 years, which continues to be an attractive point on the yield curve in terms of risk and income.

Going forward, we intend to retain the quality of the Fund's holdings while keeping the portfolio's duration within its recent band. We also will monitor potential opportunities resulting from large bond deals in both New York and California. In our view, municipal bonds are attractively priced by historical standards and offer good value in the tax-free marketplace.

FUND MANAGER

[PHOTO OF TIMOTHY T.A. MCGREGOR]

TIMOTHY T.A. MCGREGOR
WITH NORTHERN TRUST
SINCE 1989

 FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $678 million

NET ASSET VALUE: $10.26

TICKER SYMBOL: NOITX

AVERAGE MATURITY: 9.2 years

DURATION: 6.1 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/02

 ONE YEAR                                        3.30%

 THREE YEAR                                      4.02%

 FIVE YEAR                                       4.77%

 AVERAGE ANNUAL SINCE INCEPTION                  4.81%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                                         LEHMAN BROTHERS MUTUAL FUND
                      INTERMEDIATE                             INTERMEDIATE
                       TAX-EXEMPT                               MUNICIPAL
                           FUND                                 BOND INDEX
      4/1/94              $10,000                                  $10,000
     3/31/95              $10,443                                  $10,646
     3/31/96              $11,155                                  $11,511
     3/31/97              $11,532                                  $12,044
     3/31/98              $12,328                                  $13,345
     3/31/99              $12,935                                  $14,092
     3/31/00              $12,913                                  $14,177
     3/31/01              $14,091                                  $15,455
     6/31/01              $14,163                                  $15,558
     9/31/01              $14,534                                  $15,998
    12/31/01              $14,442                                  $15,840
     3/31/02              $14,557                                  $15,992

The Lehman Brothers Mutual Fund Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FIXED INCOME FUNDS 10 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

The U.S. economy rode a roller coaster during the Fund's fiscal year. As the period began, economic growth was decelerating; later, the tragic events of September 11 exacerbated the slowdown. Finally, signs appeared early in 2002 that a recovery was taking hold.

During most of the reporting period, the Federal Reserve was extremely aggressive in pumping liquidity into the financial system. As the Fed cut short-term interest rates eight times to an all-time low of 1.75 percent, yields on 2-year Treasury notes fell 47 basis points to 3.71 percent. However, yields on 5-, 10-, and 30-year Treasury securities actually rose by 25 basis points (to
4.8 percent), 48 basis points (to 5.39 percent), and 35 basis points (to 5.79 percent), respectively. With short-term rates falling and long-term rates rising, the Treasury yield curve assumed a much steeper configuration.

Fund holdings were impacted by falling yields on the short end of the yield curve and by the rising yields in the middle portion of the curve. The Fund's increase of 4.89 percent over the fiscal year, compared to the Merrill Lynch 1-5 Year Government Index's return of 5.42 percent, was aided by our decision to overweight agency and mortgage securities, each of which performed well relative to Treasuries.

Early in the fiscal year, however, we reduced our mortgage holdings in favor of agency debt to minimize exposure to refinancing risk; unfortunately, the Fund was negatively impacted by the unexpectedly rapid prepayment of one mortgage pool. Later, as refinancing risk diminished and agencies became expensive, we reversed this position in favor of mortgages, a move that worked to our advantage. We stayed relatively close to a neutral duration position, but performance was negatively impacted at times by sharp moves in interest rates.

As the fiscal year ended, we were underweighted in agencies, overweighted in mortgages, and neutral on our duration position. While credit spreads are becoming tight on a historical basis, we believe that spread products still offer some value. We will continue to adjust our sector weightings as sector relationships change in coming months. Meanwhile, we believe that the Fund's extremely low credit risk profile helps to protect our holdings from the kinds of serious credit events that struck the corporate market over the past year.

FUND MANAGER

[PHOTO OF DEBORAH BOYER]

DEBORAH BOYER
WITH NORTHERN TRUST
SINCE 2000

 FUND STATISTICS

INCEPTION DATE: October 1, 1999

TOTAL NET ASSETS: $106 million

NET ASSET VALUE: $10.16

TICKER SYMBOL: NSIUX

AVERAGE MATURITY: 2.8 years

DURATION: 2.4 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/02

 ONE YEAR                                        4.89%

 AVERAGE ANNUAL SINCE INCEPTION                  6.52%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                 SHORT-INTERMEDIATE                MERRILL LYNCH
                  U.S. GOVERNMENT                    1-5 YEAR
                        FUND                     GOVERNMENT INDEX
     10/1/99          $10,000                         $10,000
     3/31/00          $10,175                         $10,164
     3/31/01          $11,163                         $11,259
     6/31/01          $11,264                         $11,361
     9/31/01          $11,698                         $11,831
    12/31/01          $11,714                         $11,875
     3/31/02          $11,709                         $11,869

The Merrill Lynch 1-5 Year Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              NORTHERN FUNDS ANNUAL REPORT 11 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  TAX-EXEMPT FUND

The Federal Reserve acted aggressively to revive economic growth over the fiscal year by cutting short-term interest rates by 325 basis points. In recent months, strong consumer demand for housing and autos plus the liquidity provided by the Fed put the economy back on the growth track. The financial markets, which correctly anticipated the Fed's rate cuts, have priced in fairly aggressive rate increases later this year.

These events combined to produce volatile conditions in the fixed-income markets and a dramatically steeper yield curve. The Fund benefited from relative value trading opportunities, but the steepening of the curve caused the Fund to slightly underperform its benchmark, gaining 3.60 percent compared to a return of 3.81 percent for the Lehman Brothers Mutual Fund Municipal Bond Index. Relative value themes included buying specialty state bonds (in high tax states) and structured premium bonds. Both types of securities benefited from increased demand for municipal bonds from retail networks and institutions. Longer-term holdings in the Fund were successfully purchased with characteristics that maximized the income component while cushioning a rise in long-term rates.

With credit and sector spreads tight over the year, the Fund overweighted the highest investment-grade ratings and the most liquid and essential sectors. Specifically, the Fund favored escrowed bonds (securities backed by the U.S. government), larger general obligation issues, and essential service revenue bonds (water and transportation). The weighted average life of the Fund remained around 10 years, which is the anticipated range going forward since it enables the Fund to capture income benefits of a steeper yield curve and reflects a neutral outlook on interest rates.

As the year unfolds, an increase in temporary imbalances between supply and demand caused by seasonal factors and periods of large issuance may provide the Fund with attractive opportunities to adjust its holdings. We believe that municipal bonds are attractively priced, have a positive credit profile, and offer solid value in the fixed-income market.

FUND MANAGER

[PHOTO OF TIMOTHY T.A. MCGREGOR]

TIMOTHY T.A. MCGREGOR
WITH NORTHERN TRUST
SINCE 1989

FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $529 million

NET ASSET VALUE: $10.49

TICKER SYMBOL: NOTEX

AVERAGE MATURITY: 14.8 years

DURATION: 8.0 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/02

 ONE YEAR                                        3.60%

 THREE YEAR                                      4.23%

 FIVE YEAR                                       5.68%

 AVERAGE ANNUAL SINCE INCEPTION                  5.80%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Income from the Fund may be subject to federal alternative minimum tax (AMT), state and local taxes.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                                              LEHMAN BROTHERS MUTUAL FUND
                          TAX-EXEMPT                                   MUNICIPAL
                             FUND                                      BOND INDEX
      4/1/94                $10,000                                    $10,000
     3/31/95                $10,586                                    $10,743
     3/31/96                $11,406                                    $11,644
     3/31/97                $11,906                                    $12,278
     3/31/98                $13,137                                    $13,593
     3/31/99                $13,861                                    $14,436
     3/31/00                $13,649                                    $14,425
     3/31/01                $15,151                                    $16,000
     6/31/01                $15,236                                    $16,104
     9/31/01                $15,695                                    $16,556
    12/31/01                $15,558                                    $16,455
     3/31/02                $15,696                                    $16,610

The Lehman Brothers Mutual Fund Municipal Bond Index is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FIXED INCOME FUNDS 12 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  U.S. GOVERNMENT FUND

The U.S. economy rode a roller coaster during the Fund's fiscal year. As the period began, economic growth was decelerating; later, the tragic events of September 11 exacerbated the slowdown. Finally, signs appeared early in 2002 that a recovery was taking hold.

During most of the reporting period, the Federal Reserve was extremely aggressive in pumping liquidity into the financial system. As the Fed cut short-term interest rates eight times to an all-time low of 1.75 percent, yields on 2-year Treasury notes fell 47 basis points to 3.71 percent. However, yields on 5-, 10-, and 30-year Treasury securities actually rose by 25 basis points (to
4.8 percent), 48 basis points (to 5.39 percent), and 35 basis points (to 5.79 percent), respectively. With short-term rates falling and long-term rates rising, the Treasury yield curve assumed a much steeper configuration.

Fund holdings were impacted by falling yields on the short end of the yield curve and by rising yields in the middle portion of the curve. The Fund's gain of 4.65 percent over the fiscal year, compared to the Lehman Brothers Intermediate U.S. Government Bond Index return of 4.98 percent, was aided by our decision to overweight agency and mortgage securities, each of which performed well relative to Treasuries.

Earlier in the fiscal year, we had reduced our mortgage holdings in favor of agency debt to minimize exposure to refinancing risk. Later, as refinancing risk diminished and agencies became expensive, we reversed this position in favor of mortgages, a move that worked to our advantage. We stayed relatively close to a neutral duration position, but performance was negatively impacted at times by sharp moves in interest rates.

As the fiscal year ended, we were neutral in agencies, overweight in mortgages, and neutral on our duration position. While credit spreads are becoming tight on a historical basis, we believe that spread products still offer some value. We will continue to adjust our sector weightings as sector relationships change in coming months. Meanwhile, we believe that the Fund's extremely low credit risk profile helps to protect our holdings from the kinds of serious credit events that struck the corporate market over the past year.

FUND MANAGER

[PHOTO OF DEBORAH BOYER]

DEBORAH BOYER
WITH NORTHERN TRUST
SINCE 2000

 FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $338 million

NET ASSET VALUE: $10.15

TICKER SYMBOL: NOUGX

AVERAGE MATURITY: 4.0 years

DURATION: 3.3 years

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/02

 ONE YEAR                                        4.65%

 THREE YEAR                                      5.81%

 FIVE YEAR                                       6.45%

 AVERAGE ANNUAL SINCE INCEPTION                  5.92%

Past performance is no guarantee of future results, share prices and yields will fluctuate, and you may have a gain or loss when you redeem shares.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                             LEHMAN BROTHERS
                                              INTERMEDIATE
                  US GOVERNMENT               US GOVERNMENT
                      FUND                     BOND INDEX
      4/1/94         $10,000                     $10,000
     3/31/95         $10,356                     $10,427
     3/31/96         $11,135                     $11,376
     3/31/97         $11,594                     $11,916
     3/31/98         $12,622                     $13,033
     3/31/99         $13,377                     $13,890
     3/31/00         $13,595                     $14,225
     3/31/01         $15,140                     $15,927
     6/31/01         $15,185                     $15,993
     9/31/01         $15,945                     $16,787
    12/31/01         $15,855                     $16,764
     3/31/02         $15,844                     $16,720

The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              NORTHERN FUNDS ANNUAL REPORT 13 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES

                                                               CALIFORNIA                                         FLORIDA
                                                ARIZONA       INTERMEDIATE     CALIFORNIA         FIXED        INTERMEDIATE
AMOUNTS IN THOUSANDS,                          TAX-EXEMPT      TAX-EXEMPT      TAX-EXEMPT        INCOME         TAX-EXEMPT
EXCEPT PER SHARE DATA                             FUND            FUND            FUND            FUND             FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS:

Investments, at cost                            $77,815         $85,406          $123,472        $735,544         $47,650
Investments, at fair value                      $80,311         $87,681          $126,465        $726,672         $47,868
Cash and foreign currencies                          50              25                 1               -               -
Income receivable                                 1,020           1,038             1,493           7,085             717
Receivable for securities sold                    4,344           4,788             7,494          19,692           9,728
Receivable for fund shares sold                     192               1                 1             372              12
Receivable from investment adviser                    3               3                 4              17               3
Unrealized gain on foreign currency
  exchange contracts                                  -               -                 -               -               -
Prepaid and other assets                              1               2                 1               3               -
Total Assets                                     85,921          93,538           135,459         753,841          58,328
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:

Cash overdraft                                        -               -                 -               -               -
Unrealized loss on foreign currency
  exchange contracts                                  -               -                 -               -               -
Payable for securities purchased                  7,509           7,518             9,905          19,121          11,171
Payable for fund shares redeemed                  1,908             323                96             354               -
Distributions to shareholders                        50              52                87             683              28
Accrued investment advisory fees                     11              12                17             106               6
Accrued administration fees                           1               2                 4              21               1
Accrued custody and accounting fees                   -               1                 2              10               1
Accrued transfer agent fees                           2               2                 2              14               1
Accrued registration fees and other
  liabilities                                        12              11                11              31              12
Total Liabilities                                 9,493           7,921            10,124          20,340          11,220
----------------------------------------------------------------------------------------------------------------------------
Net Assets                                      $76,428         $85,617          $125,335        $733,501         $47,108
----------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:

Capital stock                                   $73,678         $82,655          $122,065        $756,549         $46,949
Accumulated undistributed (distributions in
  excess of) net investment income (loss)             -               -                 -            (153)              -
Accumulated net realized gains (losses) on
  investments and foreign currency
  transactions                                      254             687               277         (14,023)            (59)
Net unrealized appreciation (depreciation) on
  investments and foreign currency
  transactions                                    2,496           2,275             2,993          (8,872)            218
Net unrealized losses on translation of other
  assets and liabilities denominated in
  foreign currencies                                  -               -                 -               -               -
Net Assets                                      $76,428         $85,617          $125,335        $733,501         $47,108
----------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                        7,308           8,344            11,620          75,344           4,538

NET ASSET VALUE, REDEMPTION AND OFFERING
  PRICE PER SHARE                                $10.46          $10.26            $10.79           $9.74          $10.38
----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 14 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                                                SHORT-
                                              GLOBAL     HIGH YIELD  HIGH YIELD INTERMEDIATE  INTERMEDIATE                  U.S.
AMOUNTS IN THOUSANDS                       FIXED INCOME FIXED INCOME  MUNICIPAL  TAX-EXEMPT  U.S. GOVERNMENT  TAX-EXEMPT GOVERNMENT
EXCEPT PER SHARE DATA                          FUND          FUND        FUND       FUND         FUND            FUND       FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:

Investments, at cost                          $24,293    $259,007      $37,168     $715,184      $105,191      $520,402    $337,561
Investments, at fair value                    $23,335    $252,216      $37,225     $723,490      $104,791      $541,519    $336,487
Cash and foreign currencies                        49           -           20            -             2             -           3
Income receivable                                 483       6,764          659        8,659           750         7,753       2,228
Receivable for securities sold                  1,510      16,496            -       24,318             -        10,514           -
Receivable for fund shares sold                     4         797            -          519         1,142           459         467
Receivable from investment adviser                  2           8            2           28             4            16          10
Unrealized gain on foreign currency
  exchange contracts                              454           -            -            -             -             -           -
Prepaid and other assets                            5           6            -            6             2            11           1
Total Assets                                   25,842     276,287       37,906      757,020       106,691       560,272     339,196
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:

Cash overdraft                                      -         993            -            -             -             -           -
Unrealized loss on foreign currency
  exchange contracts                              230           -            -            -             -             -           -
Payable for securities purchased                  704       2,545            -       75,064             -        29,726           -
Payable for fund shares redeemed                   11         180            -        3,004           481           943         606
Distributions to shareholders                       -         393           32          395            56           387         227
Accrued investment advisory fees                    4          39            5           93            15            71          48
Accrued administration fees                         1           8            1           20             3            15          10
Accrued custody and accounting fees                 1           -           11            -             1             -           -
Accrued transfer agent fees                         -           5            1           13             2            10           6
Accrued registration fees and other
  liabilities                                      12          14           12           31            12            21           9
Total Liabilities                                 963       4,177           62       78,620           570        31,173         906
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                    $24,879    $272,110      $37,844     $678,400      $106,121      $529,099    $338,290
------------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:

Capital stock                                 $26,592    $317,324      $39,067     $667,693      $106,119      $508,070    $336,785
Accumulated undistributed (distributions
  in excess of) net investment income
  (loss)                                         (508)         (1)           -           77           294           (67)        712
Accumulated net realized gains (losses)
  on investments and foreign currency
  transactions                                   (467)    (38,422)      (1,280)       2,324           108           (21)      1,867
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions                                   (734)     (6,791)          57        8,306          (400)       21,117      (1,074)
Net unrealized losses on translation of
  other assets and liabilities denominated
  in foreign currencies                            (4)          -            -            -             -             -           -
Net Assets                                    $24,879    $272,110      $37,844     $678,400      $106,121      $529,099    $338,290
------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,           2,725      34,708        4,130       66,099        10,442        50,438      33,342
  UNLIMITED AUTHORIZATION)

NET ASSET VALUE, REDEMPTION AND OFFERING
  PRICE PER SHARE                               $9.13       $7.84        $9.16       $10.26        $10.16        $10.49      $10.15
------------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS

                              NORTHERN FUNDS ANNUAL REPORT 15 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  STATEMENTS OF OPERATIONS

                                                          CALIFORNIA                                         FLORIDA
                                            ARIZONA      INTERMEDIATE      CALIFORNIA        FIXED         INTERMEDIATE
                                          TAX-EXEMPT      TAX-EXEMPT       TAX-EXEMPT       INCOME          TAX-EXEMPT
AMOUNTS IN THOUSANDS                         FUND           FUND              FUND           FUND              FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest income                             $3,858         $4,278            $6,543        $48,467          $1,963
Dividend income                                  -              -                 -              -               -
-----------------------------------------------------------------------------------------------------------------------
  Total Investment income                    3,858          4,278             6,543         48,467           1,963
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:

Investment advisory fees                       596            664               963          5,576             333
Administration fees                            119            133               193          1,115              67
Transfer agent fees                             79             89               128            743              44
Custody and accounting fees                     52             57                64             95              55
Registration fees                               13              9                10             40              18
Professional fees                                8              7                 7             18               7
Trustee fees and expenses                        3              3                 3             11               3
Other                                           18             19                20             72              18
-----------------------------------------------------------------------------------------------------------------------
Total Expenses:                                888            981             1,388          7,670             545
  Less voluntary waivers of
    investment advisory fees                   (40)           (44)              (64)             -             (22)
  Less expenses reimbursed by
    investment adviser                        (173)          (185)             (233)          (979)           (146)
  Net Expenses                                 675            752             1,091          6,691             377
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                        3,183          3,526             5,452         41,776           1,586
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES):

Net realized gains (losses) on:
  Investment transactions                      820          1,149               794         (2,647)            283
  Foreign currency transactions                  -              -                 -              -               -
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions             (1,284)        (2,113)           (2,535)       (16,760)           (569)
Net change in unrealized gains on
  translation of other assets and
  liabilities denominated in foreign
  currencies                                     -              -                 -              -               -
-----------------------------------------------------------------------------------------------------------------------
  Net Gains (Losses) on Investments           (464)          (964)           (1,741)       (19,407)           (286)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $2,719         $2,562            $3,711        $22,369          $1,300
-----------------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 16 NORTHERN FUNDS ANNUAL REPORT


                                        FOR THE FISCAL YEAR ENDED MARCH 31, 2002

                                                                                                 SHORT-
                                         GLOBAL      HIGH YIELD   HIGH YIELD  INTERMEDIATE    INTERMEDIATE                   U.S.
                                      FIXED INCOME  FIXED INCOME  MUNICIPAL    TAX-EXEMPT   U.S. GOVERNMENT   TAX-EXEMPT  GOVERNMENT
AMOUNTS IN THOUSANDS                      FUND          FUND        FUND          FUND            FUND          FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                          $1,295       $24,139       $1,997      $31,887            $4,428      $28,550     $18,118
Dividend income                               -           148            -            -                 -            -           -
------------------------------------------------------------------------------------------------------------------------------------
  Total Investment income                 1,295        24,287        1,997       31,887             4,428       28,550      18,118
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                    223         1,777          246        5,152               681        4,086       2,619
Administration fees                          37           355           49        1,030               136          817         524
Transfer agent fees                          25           237           33          687                91          545         349
Custody and accounting fees                  83            96           17          174                55          138         107
Registration fees                            22            30           21           95                23           40          31
Professional fees                             7             7            7           18                 7            9           7
Trustee fees and expenses                     3             3            3           11                 3            8           4
Other                                        19            35           17           70                19           49          28
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses:                             419         2,540          393        7,237             1,015        5,692       3,669
  Less voluntary waivers of
    investment advisory fees                  -             -          (16)        (343)                -         (272)          -
  Less expenses reimbursed by
    investment adviser                     (134)         (408)         (98)      (1,055)             (198)        (789)       (526)
  Net Expenses                              285         2,132          279        5,839               817        4,631       3,143
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                     1,010        22,155        1,718       26,048             3,611       23,919      14,975
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES):
Net realized gains (losses) on:
  Investment transactions                  (463)      (22,185)        (236)       6,818             2,288        3,960       8,894
  Foreign currency transactions            (461)            -            -            -                 -            -           -
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions            (245)        5,604          201      (10,440)           (1,818)      (8,274)     (8,148)
Net change in unrealized gains on
  translation of other assets and
  liabilities denominated in foreign
  currencies                                  8             -            -            -                 -            -           -
------------------------------------------------------------------------------------------------------------------------------------
  Net Gains (Losses) on Investments      (1,161)      (16,581)         (35)      (3,622)              470       (4,314)        746
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $(151)       $5,574       $1,683      $22,426            $4,081      $19,605     $15,721
------------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 17 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                    CALIFORNIA
                                               ARIZONA              INTERMEDIATE           CALIFORNIA                FIXED
                                             TAX-EXEMPT             TAX-EXEMPT             TAX-EXEMPT                INCOME
                                                FUND                   FUND                   FUND                   FUND
AMOUNTS IN THOUSANDS                       2002        2001       2002       2001       2002        2001        2002        2001
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                      $3,183     $3,000     $3,526     $3,909      $5,452      $5,642     $41,776     $41,625
Net realized gains (losses) on
  investment transactions and foreign
  currency transactions                       820        749      1,149        179         794       1,092      (2,647)      8,808
Net change in unrealized appreciation
  (depreciation) on investments and
  forward foreign currency contracts       (1,284)     3,573     (2,113)     3,534      (2,535)      7,071     (16,760)     26,152
Net change in unrealized gain (loss)
  on translations of other assets and
  liabilities denominated in foreign
  currencies                                    -          -          -          -           -           -           -           -
  Net Increase (Decrease) in Net
  Assets Resulting from Operations          2,719      7,322      2,562      7,622       3,711      13,805      22,369      76,585
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                15,116     16,041     16,059     12,596      18,479      24,024     196,778     212,806
Shares from reinvestment of dividends       1,156         96        636        100         921         653      11,066       3,328
Shares redeemed                           (12,482)   (12,702)   (19,801)   (18,527)    (19,848)    (28,126)   (179,848)   (161,884)
  Net Increase (Decrease) in Net
  Assets Resulting from Capital
  Share Transactions                        3,790      3,435     (3,106)    (5,831)       (448)     (3,449)     27,996      54,250
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                 (3,183)    (3,000)    (3,526)    (3,909)     (5,452)     (5,642)    (41,776)    (41,625)
From net realized gains                    (1,032)         -       (641)       (24)       (537)          -      (7,732)          -
  Total Distributions Paid                 (4,215)    (3,000)    (4,167)    (3,933)     (5,989)     (5,642)    (49,508)    (41,625)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS     2,294      7,757     (4,711)    (2,142)     (2,726)      4,714         857      89,210
NET ASSETS:
Beginning of year                          74,134     66,377     90,328     92,470     128,061     123,347     732,644     643,434
End of year                               $76,428    $74,134    $85,617    $90,328    $125,335    $128,061    $733,501    $732,644
------------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTION
  IN EXCESS OF) NET INVESTMENT INCOME          $-         $-         $-         $-          $-          $-       $(153)      $(184)
------------------------------------------------------------------------------------------------------------------------------------

                                                   FLORIDA
                                                INTERMEDIATE
                                                 TAX-EXEMPT
                                                    FUND
AMOUNTS IN THOUSANDS                          2002        2001
---------------------------------------------------------------
OPERATIONS:
Net investment income                        $1,586      $1,722
Net realized gains (losses) on
  investment transactions and foreign
  currency transactions                         283         718
Net change in unrealized appreciation
  (depreciation) on investments and
  forward foreign currency contracts           (569)      1,005
Net change in unrealized gain (loss)
  on translations of other assets and
  liabilities denominated in foreign
  currencies                                      -           -
  Net Increase (Decrease) in Net
  Assets Resulting from Operations            1,300       3,445
---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                  16,362       6,224
Shares from reinvestment of dividends           593         291
Shares redeemed                             (10,637)     (8,825)
  Net Increase (Decrease) in Net
  Assets Resulting from Capital
  Share Transactions                          6,318      (2,310)
---------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                   (1,586)     (1,722)
From net realized gains                        (313)          -
  Total Distributions Paid                   (1,899)     (1,722)
---------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       5,719        (587)
NET ASSETS:
Beginning of year                            41,389      41,976
End of year                                 $47,108     $41,389
---------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTION
  IN EXCESS OF) NET INVESTMENT INCOME            $-          $-
---------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 18 NORTHERN FUNDS ANNUAL REPORT


                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                   GLOBAL                     HIGH YIELD                 HIGH YIELD
                                               FIXED INCOME                 FIXED INCOME                 MUNICIPAL
                                                   FUND                         FUND                       FUND
AMOUNTS IN THOUSANDS                         2002         2001          2002          2001          2002         2001
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                        $1,010         $800        $22,155      $19,992       $1,718       $1,406
Net realized gains (losses) on
  investment transactions and foreign
  currency transactions                        (924)        (231)       (22,185)     (12,481)        (236)        (693)
Net change in unrealized appreciation
  (depreciation) on investments and
  forward foreign currency contracts           (245)        (310)         5,604       (6,483)         201        1,133
Net change in unrealized gain (loss)
  on translations of other assets and
  liabilities denominated in foreign
  currencies                                      8          (16)             -            -            -            -
  Net Increase (Decrease) in Net
  Assets Resulting from Operations             (151)         243          5,574        1,028        1,683        1,846
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                  15,221        4,809        196,465      117,166       14,223       13,953
Shares from reinvestment of dividends           183           15          4,562        4,052          142           99
Shares redeemed                              (7,778)      (5,136)      (118,511)     (61,589)      (7,869)      (4,227)
  Net Increase (Decrease) in Net
  Assets Resulting from Capital
  Share Transactions                          7,626         (312)        82,516       59,629        6,496        9,825
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                   (1,400)        (171)       (22,155)     (19,992)      (1,718)      (1,406)
From net realized gains                         (86)           -              -            -            -            -
  Total Distributions Paid                   (1,486)        (171)       (22,155)     (19,992)      (1,718)      (1,406)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       5,989         (240)        65,935       40,665        6,461       10,265
NET ASSETS:
Beginning of year                            18,890       19,130        206,175      165,510       31,383       21,118
End of year                                 $24,879      $18,890       $272,110     $206,175      $37,844      $31,383
----------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTION
  IN EXCESS OF) NET INVESTMENT INCOME         $(508)         $42            $(1)          $-           $-           $-
----------------------------------------------------------------------------------------------------------------------

                                                                       SHORT-
                                                INTERMEDIATE        INTERMEDIATE                                   U.S.
                                                 TAX-EXEMPT        U.S. GOVERNMENT        TAX-EXEMPT            GOVERNMENT
                                                    FUND                 FUND                FUND                   FUND
AMOUNTS IN THOUSANDS                         2002       2001        2002       2001      2002      2001        2002       2001
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                       $26,048    $27,515      $3,611    $3,880    $23,919   $24,844     $14,975    $17,481
Net realized gains (losses) on
  investment transactions and foreign
  currency transactions                       6,818      3,469       2,288       225      3,960     6,995       8,894      1,117
Net change in unrealized appreciation
  (depreciation) on investments and
  forward foreign currency contracts        (10,440)    27,452      (1,818)    2,549     (8,274)   23,012      (8,148)    18,562
Net change in unrealized gain (loss)
  on translations of other assets and
  liabilities denominated in foreign
  currencies                                      -          -           -         -          -         -           -          -
  Net Increase (Decrease) in Net
  Assets Resulting from Operations           22,426     58,436       4,081     6,654     19,605    54,851      15,721     37,160
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                 133,668    109,798     102,025    37,906     42,985    63,684     182,849     44,622
Shares from reinvestment of dividends         6,940      1,374       1,752       189      1,061       827       6,697      1,449
Shares redeemed                            (130,745)  (143,577)    (73,372)  (27,400)   (56,268)  (71,333)   (196,309)   (64,453)
  Net Increase (Decrease) in Net
  Assets Resulting from Capital
  Share Transactions                          9,863    (32,405)     30,405    10,695    (12,222)   (6,822)     (6,763)   (18,382)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                  (26,048)   (27,515)     (3,609)   (3,880)   (23,919)  (24,844)    (14,969)   (17,481)
From net realized gains                      (5,628)         -      (1,693)        -          -         -      (5,737)         -
  Total Distributions Paid                  (31,676)   (27,515)     (5,302)   (3,880)   (23,919)  (24,844)    (20,706)   (17,481)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         613     (1,484)     29,184    13,469    (16,536)   23,185     (11,748)     1,297
NET ASSETS:
Beginning of year                           677,787    679,271      76,937    63,468    545,635   522,450     350,038    348,741
End of year                                $678,400   $677,787    $106,121   $76,937   $529,099  $545,635    $338,290   $350,038
--------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTION
  IN EXCESS OF) NET INVESTMENT INCOME           $77        $77        $294       $(2)      $(67)     $(67)       $712       $444
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 19 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  FINANCIAL HIGHLIGHTS

                                                                                           ARIZONA
                                                                                        TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                                 2002                 2001               2000(3)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.66               $10.03             $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                     0.43                 0.45               0.20
Net realized and unrealized gains (losses) on investments                (0.06)                0.63               0.03
  Total Income from Investment Operations                                 0.37                 1.08               0.23
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                             (0.43)               (0.45)             (0.20)
  From net realized gains                                                (0.14)                   -                  -
     Total Distributions Paid                                            (0.57)               (0.45)             (0.20)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $10.46               $10.66             $10.03
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                           3.47%               10.98%              2.43%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                                $76,428              $74,134            $66,377
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                             0.85%                0.85%              0.85%
  Expenses, before waivers and reimbursements                             1.12%                1.14%              1.23%
  Net investment income, net of waivers and reimbursements                4.01%                4.34%              4.28%
  Net investment income, before waivers and reimbursements                3.74%                4.05%              3.90%
Portfolio Turnover Rate                                                  93.29%              101.77%             29.85%
------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 20 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                                                       CALIFORNIA
                                                                                      INTERMEDIATE
                                                                                    TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                                 2002              2001              2000(3)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.44            $10.02             $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                     0.42              0.45               0.20
Net realized and unrealized gains (losses) on investments                (0.11)             0.42               0.02
  Total Income from Investment Operations                                 0.31              0.87               0.22
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                             (0.42)            (0.45)             (0.20)
  From net realized gains                                                (0.07)                -                  -
     Total Distributions Paid                                            (0.49)            (0.45)             (0.20)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $10.26            $10.44             $10.02
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                           3.00%             8.83%              2.37%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                                $85,617           $90,328            $92,470
Ratio to average net assets of: (2)
  Expenses, net of waivers and reimbursements                             0.85%             0.85%              0.85%
  Expenses, before waivers and reimbursements                             1.11%             1.10%              1.16%
  Net investment income, net of waivers and reimbursements                3.98%             4.37%              4.37%
  Net investment income, before waivers and reimbursements                3.72%             4.12%              4.06%
Portfolio Turnover Rate                                                  84.87%            67.51%             31.29%
--------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 21 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                                   CALIFORNIA TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                         2002            2001           2000           1999        1998(3)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.99         $10.32         $10.89         $10.76       $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.47           0.47           0.43           0.43         0.41
Net realized and unrealized gains (losses) on investments        (0.15)          0.67          (0.55)          0.23         0.76
  Total Income (Loss) from Investment Operations                  0.32           1.14          (0.12)          0.66         1.17
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.47)         (0.47)         (0.43)         (0.43)       (0.41)
  From net realized gains                                        (0.05)             -          (0.02)         (0.10)           -
    Total Distributions Paid                                     (0.52)         (0.47)         (0.45)         (0.53)       (0.41)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.79         $10.99         $10.32         $10.89       $10.76
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   2.87%         11.29%         (0.93)%         6.20%       11.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                       $125,335       $128,061       $123,347        $77,249      $39,943
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                     0.85%          0.85%          0.85%          0.85%        0.85%
  Expenses, before waivers and reimbursements                     1.08%          1.08%          1.10%          1.17%        1.60%
  Net investment income, net of waivers and reimbursements        4.24%          4.41%          4.35%          3.87%        4.01%
  Net investment income, before waivers and reimbursements        4.01%          4.18%          4.10%          3.55%        3.26%
Portfolio Turnover Rate                                          73.96%         84.63%         67.91%         62.55%       22.22%
---------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2) ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
(3) COMMENCED INVESTMENT OPERATIONS ON APRIL 8, 1997.

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 22 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                                                         FIXED INCOME FUND
SELECTED PER SHARE DATA                                          2002           2001           2000           1999         1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $10.10          $9.62        $10.15         $10.42        $9.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.56           0.59          0.54           0.54         0.59
Net realized and unrealized gains (losses) on investments         (0.17)          0.48         (0.50)             -         0.56
  Total Income from Investment Operations                          0.39           1.07          0.04           0.54         1.15
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                      (0.56)         (0.59)        (0.54)         (0.54)       (0.58)
  From net realized gains                                         (0.19)             -         (0.03)         (0.27)       (0.01)
    Total Distributions Paid                                      (0.75)         (0.59)        (0.57)         (0.81)       (0.59)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $9.74         $10.10         $9.62         $10.15       $10.42
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    3.09%         11.47%         0.57%          5.18%       11.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $733,501       $732,644      $643,434       $275,108     $181,917
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                      0.90%          0.90%         0.90%          0.90%        0.90%
  Expenses, before waivers and reimbursements                      1.03%          1.04%         1.06%          1.08%        1.09%
  Net investment income, net of waivers and reimbursements         5.62%          5.99%         5.66%          5.15%        5.71%
  Net investment income, before waivers and reimbursements         5.49%          5.85%         5.50%          4.97%        5.52%
Portfolio Turnover Rate                                          246.52%        226.92%       105.70%         84.85%       33.55%
---------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 23 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                              FLORIDA INTERMEDIATE TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                          2002           2001          2000           1999         1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $10.50         $10.07        $10.47         $10.47        $10.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.38           0.43          0.38           0.39          0.40
Net realized and unrealized gains (losses) on investments        (0.05)          0.43         (0.37)          0.16          0.44
  Total Income from Investment Operations                         0.33           0.86          0.01           0.55          0.84
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.38)         (0.43)        (0.38)         (0.39)        (0.40)
  From net realized gains                                        (0.07)             -         (0.03)         (0.16)            -
    Total Distributions Paid                                     (0.45)         (0.43)        (0.41)         (0.55)        (0.40)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $10.38         $10.50        $10.07         $10.47        $10.47
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                  3.16%          8.68%          0.30%          5.38%         8.51%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $47,108        $41,389       $41,976        $37,121       $25,329
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                     0.85%          0.85%         0.85%          0.85%         0.85%
  Expenses, before waivers and reimbursements                     1.23%          1.21%         1.24%          1.29%         1.41%
  Net investment income, net of waivers and reimbursements        3.57%          4.16%         3.84%          3.67%         3.86%
  Net investment income, before waivers and reimbursements        3.19%          3.80%         3.45%          3.23%         3.30%
Portfolio Turnover Rate                                         155.55%        169.70%       133.01%         57.98%        46.12%
---------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 24 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                                                   GLOBAL FIXED INCOME FUND
SELECTED PER SHARE DATA                                         2002           2001            2000         1999          1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $9.62          $9.56         $10.38         $9.85        $10.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      0.33           0.64          (0.25)         0.38          0.43
Net realized and unrealized gains (losses) on investments
  and foreign currency transactions                              (0.31)         (0.49)         (0.28)         0.58          0.02
  Total Income (Loss) from Investment Operations                  0.02           0.15          (0.53)         0.96          0.45
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.48)         (0.09)             -         (0.32)        (0.59)
  From net realized gains                                        (0.03)             -              -         (0.07)        (0.09)
  In excess of net investment income                                 -              -          (0.29)            -             -
  In excess of net realized gains                                    -              -              -         (0.04)            -
    Total Distributions Paid                                     (0.51)         (0.09)         (0.29)        (0.43)        (0.68)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $9.13          $9.62          $9.56        $10.38         $9.85
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   0.01%          1.54%         (5.11)%        9.68%         4.61%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $24,879        $18,890        $19,130       $14,285       $13,675
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                     1.15%          1.15%          1.15%         1.15%         1.15%
  Expenses, before waivers and reimbursements                     1.69%          1.74%          1.81%         1.96%         1.87%
  Net investment income, net of waivers and reimbursements        4.08%          4.26%          4.06%         4.69%         4.98%
  Net investment income, before waivers and reimbursements        3.54%          3.67%          3.40%         3.88%         4.26%
Portfolio Turnover Rate                                         296.89%        297.11%         90.69%        16.49%        30.26%
----------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 25 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                          HIGH YIELD FIXED INCOME FUND
SELECTED PER SHARE DATA                                         2002           2001           2000          1999(3)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $8.42          $9.30         $10.10         $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.76           0.95           0.85           0.11
Net realized and unrealized gains (losses) on investments        (0.58)         (0.88)         (0.79)          0.08
  Total Income from Investment Operations                         0.18           0.07           0.06           0.19
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.76)         (0.95)         (0.86)         (0.09)
    Total Distributions Paid                                     (0.76)         (0.95)         (0.86)         (0.09)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $7.84          $8.42          $9.30         $10.10
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   2.28%          0.77%          0.80%          2.06%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                       $272,110       $206,175       $165,510        $40,864
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                     0.90%          0.90%          0.90%          0.90%
  Expenses, before waivers and reimbursements                     1.07%          1.06%          1.12%          2.18%
  Net investment income, net of waivers and reimbursements        9.35%         10.71%          9.55%          6.78%
  Net investment income, before waivers and reimbursements        9.18%         10.55%          9.33%          5.50%
Portfolio Turnover Rate                                         125.63%        159.35%         87.92%          0.00%
---------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2) ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
(3) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON DECEMBER 31, 1998.

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 26 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                                            HIGH YIELD MUNICIPAL FUND
SELECTED PER SHARE DATA                                          2002           2001           2000         1999(3)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $9.15          $9.01         $10.01         $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.48           0.49           0.44           0.05
Net realized and unrealized gains (losses) on investments         0.01           0.14          (0.99)             -
  Total Income (Loss) from Investment Operations                  0.49           0.63          (0.55)          0.05
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.48)         (0.49)         (0.45)         (0.04)
    Total Distributions Paid                                     (0.48)         (0.49)         (0.45)         (0.04)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $9.16          $9.15          $9.01         $10.01
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   5.49%          7.14%         (5.40)%         0.57%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                        $37,844        $31,383        $21,118        $10,033
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                     0.85%          0.85%          0.85%          0.85%
  Expenses, before waivers and reimbursements                     1.20%          1.34%          1.46%          5.60%
  Net investment income, net of waivers and reimbursements        5.24%          5.35%          5.12%          2.92%
  Net investment income, before waivers and reimbursements        4.89%          4.86%          4.51%         (1.83)%
Portfolio Turnover Rate                                          38.53%         14.57%         21.69%          0.00%
---------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2) ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
(3) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON DECEMBER 31, 1998.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 27 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                                 INTERMEDIATE TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                         2002           2001           2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $10.40          $9.93         $10.36        $10.36        $10.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.39           0.42           0.39          0.39          0.40
Net realized and unrealized gains (losses) on investments        (0.06)          0.47          (0.42)         0.11          0.29
  Total Income (Loss) from Investment Operations                  0.33           0.89          (0.03)         0.50          0.69
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.39)         (0.42)         (0.39)        (0.39)        (0.40)
  From net realized gains                                        (0.08)             -          (0.01)        (0.11)            -
    Total Distributions Paid                                     (0.47)         (0.42)         (0.40)        (0.50)        (0.40)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $10.26         $10.40          $9.93        $10.36        $10.36
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                  3.30%          9.13%         (0.14)%        4.88%         6.95%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $678,400       $677,787       $679,271      $344,789      $298,529
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                     0.85%          0.85%          0.85%         0.85%         0.85%
  Expenses, before waivers and reimbursements                     1.05%          1.04%          1.06%         1.06%         1.07%
  Net investment income, net of waivers and reimbursements        3.79%          4.12%          4.03%         3.76%         3.84%
  Net investment income, before waivers and reimbursements        3.59%          3.93%          3.82%         3.55%         3.62%
Portfolio Turnover Rate                                         162.34%         91.52%         68.69%        54.03%        61.83%
----------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 28 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                                       SHORT-INTERMEDIATE
                                                                      U.S. GOVERNMENT FUND
SELECTED PER SHARE DATA                                         2002           2001          2000(3)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.27          $9.89         $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.42           0.56           0.27
Net realized and unrealized gains (losses) on investments         0.08           0.38          (0.11)
  Total Income from Investment Operations                         0.50           0.94           0.16
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.42)         (0.56)         (0.27)
  From net realized gains                                        (0.19)             -              -
    Total Distributions Paid                                     (0.61)         (0.56)         (0.27)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.16         $10.27          $9.89
------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   4.89%          9.71%          1.76%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                       $106,121        $76,937        $63,468
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                     0.90%          0.90%          0.90%
  Expenses, before waivers and reimbursements                     1.12%          1.13%          1.24%
  Net investment income, net of waivers and reimbursements        3.98%          5.50%          5.66%
  Net investment income, before waivers and reimbursements        3.76%          5.27%          5.32%
Portfolio Turnover Rate                                         223.09%        163.91%         45.44%
------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2) ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
(3) COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1999.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 29 FIXED INCOME FUNDS

FIXED INCOME FUNDS

                                                                                        TAX-EXEMPT FUND
SELECTED PER SHARE DATA                                         2002           2001          2000           1999          1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $10.58          $9.99        $10.63         $10.73        $10.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.47           0.48          0.45           0.45          0.47
Net realized and unrealized gains (losses) on investments        (0.09)          0.59         (0.62)          0.13          0.57
  Total Income (Loss) from Investment Operations                  0.38           1.07         (0.17)          0.58          1.04
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.47)         (0.48)        (0.45)         (0.45)        (0.47)
  From net realized gains                                            -              -         (0.02)         (0.23)        (0.08)
    Total Distributions Paid                                     (0.47)         (0.48)        (0.47)         (0.68)        (0.55)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $10.49         $10.58         $9.99         $10.63        $10.73
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   3.60%         11.00%        (1.50)%         5.47%        10.39%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $529,099       $545,635      $522,450       $227,823      $167,220
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                     0.85%          0.85%         0.85%          0.85%         0.85%
  Expenses, before waivers and reimbursements                     1.04%          1.04%         1.07%          1.08%         1.09%
  Net investment income, net of waivers and reimbursements        4.39%          4.71%         4.63%          4.13%         4.42%
  Net investment income, before waivers and reimbursements        4.20%          4.52%         4.41%          3.90%         4.18%
Portfolio Turnover Rate                                         134.33%        117.75%       118.69%        140.39%        74.32%
----------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENTS OF ALL DIVIDENDS AND DISTRIBUTION AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 30 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                                                      U.S. GOVERNMENT FUND
SELECTED PER SHARE DATA                                         2002           2001           2000          1999         1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $10.29          $9.72         $10.05        $10.20         $9.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.44           0.51           0.47          0.50          0.54
Net realized and unrealized gains (losses) on investments         0.03           0.57          (0.32)         0.10          0.32
  Total Income from Investment Operations                         0.47           1.08           0.15          0.60          0.86
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                     (0.44)         (0.51)         (0.47)        (0.49)        (0.53)
  From net realized gains                                        (0.17)             -          (0.01)        (0.26)        (0.01)
    Total Distributions Paid                                     (0.61)         (0.51)         (0.48)        (0.75)        (0.54)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $10.15         $10.29          $9.72        $10.05        $10.20
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   4.65%         11.36%          1.67%         6.01%         8.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $338,290       $350,038       $348,741      $268,242      $229,352
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                     0.90%          0.90%          0.90%         0.90%         0.90%
  Expenses, before waivers and reimbursements                     1.05%          1.05%          1.07%         1.07%         1.07%
  Net investment income, net of waivers and reimbursements        4.29%          5.08%          4.83%         4.73%         5.24%
  Net investment income, before waivers and reimbursements        4.14%          4.93%          4.66%         4.56%         5.07%
Portfolio Turnover Rate                                         150.25%        100.55%         30.56%       123.75%        47.41%
----------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 31 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  ARIZONA TAX-EXEMPT FUND

                                                               PRINCIPAL
                                                                 AMOUNT          VALUE
                                                                 (000S)          (000S)
---------------------------------------------------------------------------------------
MUNICIPAL BONDS - 1000.7%

ARIZONA - 92.8%

    Arizona Health Facilities Authority
      Hospital  System  Revenue Refunding
      Bonds, St. Lukes Health System,
      Prerefunded,
      7.25%, 11/1/03                                          $        860    $      932

    Arizona State Transportation Board
      Highway Revenue Bonds,
      Prerefunded,
      5.75%, 7/1/09                                                  2,390         2,602

    Chandler Street & Highway User
      Revenue Bonds (MBIA Insured),
      5.13%, 7/1/15                                                  2,000         2,025

    Chandler Water & Sewerage Revenue
      Bonds (MBIA Insured),
      7.25%, 7/1/09                                                    240           283

    Coconino & Yavapai Counties Joint
      Unified School District No. 9 Sedona
      G.O. Bonds, Series C, Oak Creek
      Project of 1992 (FGIC Insured),
      5.50%, 7/1/05                                                  1,180         1,202

    Glendale IDA Hospital Revenue Bonds,
      Series A, Midwestern University,
      4.25%, 5/15/05                                                   375           375
      4.50%, 5/15/06                                                   390           389
      4.63%, 5/15/07                                                   410           406
      4.75%, 5/15/08                                                   425           420

    Maricopa County School District No. 11
      G.O. Bonds, Peoria Unified Project of
      1991, Prerefunded,
      5.50%, 7/1/05                                                  1,000         1,070

    Maricopa County School District No. 11
      G.O. Refunding Bonds, Peoria Unified
      School Improvement Project
      (FGIC Insured),
      5.00%, 7/1/09                                                  2,400         2,507

    Maricopa County School District No. 28
      Capital Appreciation G.O. Refunding
      Bonds, Series B, Kyrene Elementary
      (FGIC Insured),
      0.00%, 1/1/04                                                  1,500         1,421

    Maricopa County School District No. 28
      G.O. Bonds, Series B, Kyrene
      Elementary (FGIC Insured),
      Prerefunded,
      6.00%, 7/1/04                                                  1,070         1,139

    Maricopa County School District No. 8
      Osborn G.O. Bonds, Series A
      (FGIC Insured),
      5.88%, 7/1/14                                           $        705    $      744

    Maricopa County School District No. 8
      Osborn G.O. Bonds, Series A
      (FGIC Insured), Prerefunded,
      5.88%, 7/1/06                                                  1,295         1,413

    Maricopa County School District No. 8
      Osborn G.O. Refunding Bonds, Bank
      Qualified (FGIC Insured),
      4.70%, 7/1/14                                                  1,000           996

    Maricopa County Unified School District
      No 41 Gilbert G.O. Refunding Bonds
      (FSA Insured),
      5.88%, 7/1/09                                                  2,000         2,194

    Maricopa County Unified School District
      No. 80 Chandler Capital Appreciation
      G.O. Refunding Bonds (FGIC Insured),
      0.00%, 7/1/09                                                  1,000           715

    Mesa IDA Health Care Facilities
      Revenue Refunding Bonds, Series A-
      1, Lutheran Health Systems Project
      (MBIA Insured),
      4.75%, 1/1/05                                                    945           976

    Mesa IDA Student Housing Revenue
      Bonds, Series A, ASU East/Maricopa
      College,
      6.00%, 7/1/32                                                  2,000         1,956

    Mesa Utilities System Revenue Bonds
      (FGIC Insured),
      5.00%, 7/1/19                                                  3,000         2,952
      5.00%, 7/1/20                                                  2,000         1,962

    Mesa Utilities System Revenue Bonds
      (FGIC Insured), Prerefunded,
      5.00%, 7/1/09                                                  1,930         2,015

    Mohave County Unified School District
      No. 1 Lake Havasu G.O. Refunding
      Bonds (FSA Insured),
      4.60%, 7/1/13                                                    750           744
      4.75%, 7/1/15                                                  1,000           990

    Mohave County Union High School
      District No. 30 Mohave G.O. Bonds,
      Series B (FGIC Insured),
      8.50%, 7/1/05                                                  1,000         1,150

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 32 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                               PRINCIPAL
                                                                 AMOUNT          VALUE
                                                                 (000S)          (000S)
---------------------------------------------------------------------------------------
MUNICIPAL BONDS - 100.7% - CONTINUED

ARIZONA - 92.8% - (CONTINUED)
    Phoenix Civic Improvement Corp. Excise
      TRB, Series A, Senior Lien, Municipal
      Courthouse Project,
      5.75%, 7/1/15                                           $      1,325    $    1,416

    Phoenix Civic Improvement Corp.
      Wastewater System Revenue Bonds,
      Junior Lien (FGIC Insured),
      Prerefunded,
      6.25%, 7/1/10                                                  1,000         1,138

    Phoenix Civic Improvement Corp. Water
      System Revenue Bonds, Junior Lien
      (FGIC Insured),
      5.50%, 7/1/17                                                  2,500         2,618
      5.00%, 7/1/18                                                  2,500         2,481
      5.00%, 7/1/26                                                  2,500         2,415

    Phoenix Civic Plaza Building Corp.
      Excise TRB, Senior Lien,
      5.70%, 7/1/07                                                  1,160         1,228

    Phoenix G.O. Bonds,
      4.50%, 7/1/22                                                  1,000           907

    Phoenix G.O. Refunding Bonds,
      Series A,
      4.50%, 7/1/15                                                  1,500         1,450

    Phoenix G.O. Refunding Bonds,
      Series B,
      4.50%, 7/1/20                                                  1,100         1,004

    Phoenix IDA Government Office Lease
      Revenue Bonds, Capital Mall LLC
      Project (AMBAC Insured),
      5.38%, 9/15/20                                                   605           613

    Pima County G.O. Bonds (FSA Insured),
      4.00%, 7/1/14                                                    750           691

    Pima County Unified School District No.
      10 Amphitheater G.O. Bonds, Series
      E, School Improvement Project,
      6.50%, 7/1/05                                                  1,900         2,063

    Pima County Unified School District
      No. 12 Sunnyside G.O. Bonds
      (FGIC Insured), Prerefunded,
      5.75%, 7/1/09                                                  2,000         2,182

    Pima County Unified School District No.
      6 Marana G.O. Refunding Bonds
      (FGIC Insured),
      5.38%, 7/1/12                                                  2,100         2,230
      5.40%, 7/1/14                                                  1,300         1,366

    Salt River Project Agricultural
      Improvement & Power District
      Electrical System Revenue Refunding
      Bonds, Series A, Salt River Project,
      5.00%, 1/1/09                                           $      2,000    $    2,086
      5.00%, 1/1/10                                                  2,000         2,083

    Salt River Project Agricultural
      Improvement & Power District
      Electrical System Revenue Refunding
      Bonds, Series B, Salt River Project,
      5.25%, 1/1/19                                                    500           501

    Salt River Project Agricultural
      Improvement & Power District
      Electrical System Revenue Refunding
      Bonds, Series C,
      4.90%, 1/1/08                                                  1,000         1,026
      5.00%, 1/1/16                                                  4,000         4,007

    Santa Cruz County Unified School
      District No. 1 Nogales G.O. Bonds,
      Series B, Bank Qualified
      (AMBAC Insured), Prerefunded,
      6.10%, 7/1/04                                                  1,000         1,068

    Scottsdale G.O. Bonds,
      7.50%, 7/1/06                                                  1,000         1,147

    Scottsdale Preservation Authority
      Excise TRB (FGIC Insured),
      6.00%, 7/1/10                                                    370           406

    Tucson G.O. Bonds, Series B,
      5.00%, 7/1/20                                                  1,250         1,231
----------------------------------------------------------------------------------------
                                                                                  70,935
----------------------------------------------------------------------------------------
KENTUCKY - 2.1%

    Breckinridge County Revenue Bonds,
      Series A,
      1.50%, 4/1/02                                                  1,600         1,600
----------------------------------------------------------------------------------------
MISSISSIPPI - 1.1%

    Medical Center Educational Building
      Corp. Revenue Bonds, Adult Hospital
      Project (AMBAC Insured),
      1.50%, 4/4/02                                                    800           800
----------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 33 FIXED INCOME FUNDS


FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  ARIZONA TAX-EXEMPT FUND (CONTINUED)

                                                               PRINCIPAL
                                                                 AMOUNT         VALUE
                                                                 (000S)         (000S)
--------------------------------------------------------------------------------------
MUNICIPAL BONDS - 100.7% - CONTINUED

PUERTO RICO - 4.7%

    Puerto Rico Commonwealth
      Infrastructure Financing Authority
      Special Obligation Bonds, Series A,
      Escrowed to Maturity,
      5.50%, 10/1/20                                          $      2,500    $    2,595
      5.50%, 10/1/40                                                 1,000         1,023
----------------------------------------------------------------------------------------
                                                                                   3,618
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------
(COST $74,457)                                                                    76,953

                                                                 NUMBER          VALUE
                                                               OF SHARES         (000S)
---------------------------------------------------------------------------------------
OTHER - 4.4%

    Dreyfus Tax-Exempt Cash
      Management Fund                                            3,357,614         3,358
----------------------------------------------------------------------------------------
TOTAL OTHER
----------------------------------------------------------------------------------------
(COST $3,358)                                                                      3,358

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 105.1%
----------------------------------------------------------------------------------------
(COST $77,815)                                                                    80,311
    Liabilities less Other Assets - (5.1)%                                        (3,883)
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                              $76,428

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 34 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                        MARCH 31, 2002

  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

                                                               PRINCIPAL
                                                                 AMOUNT          VALUE
                                                                 (000S)          (000S)
---------------------------------------------------------------------------------------
MUNICIPAL BONDS 101.6%

CALIFORNIA - 98.9%

    Arcade Water District Revenue COP
      (FGIC Insured),
      5.00%, 11/1/17                                          $      1,000    $      996

    California Educational Facilities Authority
      Capital Appreciation Revenue Bonds,
      Loyola Marymount (MBIA Insured),
      0.00%, 10/1/02                                                 2,435         2,409

    California Educational Facilities Authority
      Revenue Bonds, University of Southern
      California,
      5.50%, 10/1/27                                                 1,000         1,021

    California Health Facilities Financing
      Authority Revenue Bonds, Series A,
      Scripps Health (Bank One LOC),
      1.40%, 4/3/02                                                  3,300         3,300

    California Infrastructure & Economic
      Development Bank Revenue Bonds,
      Series A, Scripps Research Institute,
      5.75%, 7/1/30                                                  1,000         1,035

    California State Department of Water
      Resources Center Valley Project
      Revenue Bonds, Series O,
      4.75%, 12/1/16                                                   250           245

    California State G.O. Bonds
      (FGIC Insured), Prerefunded,
      7.10%, 11/1/04                                                   500           563

    California State G.O. Bonds,
      6.00%, 2/1/16                                                  1,000         1,094

    California State G.O. Bonds, Prerefunded,
      5.75%, 12/1/09                                                 1,515         1,706

    California State G.O. Refunding Bonds
      (FGIC Insured),
      4.75%, 2/1/19                                                  1,000           945

    California State G.O. Refunding Bonds
      (FSA Insured),
      5.25%, 2/1/10                                                  2,000         2,118

    California State G.O. Refunding Bonds,
      5.25%, 2/1/11                                                  2,000         2,095
      5.25%, 2/1/29                                                  2,000         1,930

    California State Public Works Board
      Lease Revenue Refunding Bonds,
      Series A, Department of Corrections
      State Prisons (AMBAC Insured),
      5.25%, 12/1/13                                                 1,350         1,425

    California State Public Works Board
      Lease Revenue Refunding Bonds,
      Series A, Trustees California State
      University,
      5.25%, 10/1/14                                          $      3,545    $    3,623

    California State RAN,
       3.25%, 6/28/02                                                3,750         3,764

    California Statewide Communities
      Development Authority Revenue COP,
      John Muir/Mount Diablo Health
      System (MBIA Insured),
      5.50%, 8/15/12                                                 4,030         4,396

    California Statewide Community
      Development Authority Multifamily
      Housing Revenue Refunding Bonds,
      Series E, Archstone/Oakridge Project,
      5.30%, Mandatory Put 6/1/08                                    1,000         1,015

    California Statewide Community
      Development Authority Revenue COP,
      House Ear Institution (Morgan
      Guaranty Trust LOC),
      1.45%, 4/1/02                                                  2,800         2,800

    Contra Costa County Home Mortgage
      Revenue Bonds, GNMA Mortgage
      Backed Securities Program,
      Escrowed to Maturity,
      7.50%, 5/1/14                                                  1,000         1,261

    Corona-Norca Unified School District
      Capital Appreciation G.O. Bonds,
      Series C (FGIC Insured),
      0.00%, 9/1/16                                                  1,000           462
      0.00%, 9/1/17                                                  1,320           569
      0.00%, 9/1/18                                                  1,000           402

    Duarte Redevelopment Agency SFM
      Revenue Refunding Bonds, Series B,
      FNMA Mortgage Backed Securities
      Program, Escrowed to Maturity,
      6.88%, 10/1/11                                                   950         1,147

    East Bay Regional Park District G.O.
      Refunding Bonds,
      5.00%, 9/1/17                                                    250           250

    Imperial Irrigation District COP, Electric
      Systems Project,
      6.50%, 11/1/07                                                 2,000         2,266

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 35 FIXED INCOME FUNDS


FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                                               PRINCIPAL
                                                                 AMOUNT          VALUE
                                                                 (000S)          (000S)
---------------------------------------------------------------------------------------
MUNICIPAL BONDS - 101.6% - CONTINUED

CALIFORNIA - 98.9% - (CONTINUED)
    Los Angeles County Metropolitan
      Transportation Authority Sales Tax
      Revenue Refunding Bonds, Series B,
      Property A-First Tier (FSA Insured),
      4.75%, 7/1/15                                           $      1,250    $    1,239
      4.75%, 7/1/16                                                    850           834

    Los Angeles County Public Works
      Financing Authority Revenue
      Refunding Bonds, Series A,
      Regional Parks & Open Space District,
      5.00%, 10/1/19                                                 1,500         1,467

    Los Angeles County SFM Revenue Bonds,
      Issue B (Colld. by GNMA),
      7.60%, 8/1/16                                                     25            26

    Los Angeles Department of Water &
      Power Electric Plant Revenue
      Crossover Refunding Bonds
      (MBIA Insured),
      9.00%, 9/1/02                                                  1,165         1,200

    Los Angeles Department of Water &
      Power Electric Plant Revenue
      Crossover Refunding Bonds (MBIA
      Insured), Escrowed to Maturity,
      9.00%, 9/1/02                                                    110           113

    Los Angeles Department of Water &
      Power Electric Plant Revenue
      Refunding Bonds,
      6.10%, 2/15/17                                                   505           540

    Los Angeles Department of Water &
      Power Electric Plant Revenue
      Refunding Bonds, Prerefunded,
      6.10%, 2/15/05                                                 1,495         1,635

    Los Angeles Department of Water &
      Power Waterworks Revenue Bonds,
      Subseries B-1,
      1.35%, 4/4/02                                                  2,000         2,000

    Los Angeles Unified School District G.O.
      Bonds, Series E, Election of 1997,
      5.50%, 7/1/16                                                  1,060         1,114

    Los Angeles Water & Power Revenue
      Bonds, Series A-A-1, Power System
      (FSA Insured),
      5.25%, 7/1/19                                                  2,000         2,014

    Metropolitan Water District of Southern
      California Waterworks Revenue Bonds,
      Series A,
      5.50%, 7/1/17                                                  1,350         1,409

    Mountain View California Refunding COP,
      Revitalization Authority
      (MBIA Insured),
      6.00%, 10/1/16                                          $        850    $      921

    Oakland Joint Powers Financing
      Authority Lease Revenue Bonds,
      Oakland Administration Buildings
      (AMBAC Insured),
      5.38%, 8/1/10                                                  1,070         1,135

    Orange County Refunding COP, Juvenile
      Justice Center Facility
      (AMBAC Insured),
      5.88%, 6/1/02                                                    500           504

    Palmdale Civic Authority Revenue Bonds,
      Series A, Merged Redevelopment,
      Prerefunded,
      6.60%, 9/1/04                                                    250           277

    Pittsburg Redevelopment Agency Tax
      Allocation Refunding Bonds, Series A,
      Los Medanos Community Development
      Project (MBIA Insured),
      5.00%, 8/1/09                                                  2,000         2,108

    Riverside California Water Revenue
      Bonds,
      9.00%, 10/1/02                                                 1,000         1,036

    Sacramento County Sanitation District
      Financing Authority Revenue
      Crossover Refunding Bonds, Series A,
      5.60%, 12/1/16                                                 1,500         1,553
      5.75%, 12/1/18                                                 1,250         1,312

    Sacramento Municipal Utility District
      Electric Revenue Refunding Bonds,
      Series C (MBIA Insured),
      5.60%, 11/15/02                                                1,060         1,085

    Sacramento Municipal Utility District
      Electric Revenue Refunding Bonds,
      Series C (MBIA Insured),
      Escrowed to Maturity,
      5.60%, 11/15/02                                                  200           205

    San Diego County COP,
      Burnham Institute,
      5.70%, 9/1/11                                                  1,000         1,021

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 36 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                               PRINCIPAL
                                                                 AMOUNT          VALUE
                                                                 (000S)          (000S)
---------------------------------------------------------------------------------------
MUNICIPAL BONDS - 101.6% - CONTINUED

CALIFORNIA - 98.9% - (CONTINUED)
    San Diego Unified School District COP,
      Series B, Capital Projects,
      Escrowed to Maturity,
      6.00%, 7/1/03                                           $      1,500    $    1,535

    San Francisco City & County Airport
      Commission International Airport
      Revenue Refunding Bonds, Second
      Series Issue 20 (MBIA Insured),
      4.75%, 5/1/15                                                    500           497

    San Francisco City & County G.O. Bonds,
      Series A, Educational Facilities
      Community College Project,
      5.75%, 6/15/20                                                   700           735

    San Francisco City & County G.O. Bonds,
      Series D, School District Facilities
      Improvements (FGIC Insured),
      7.00%, 6/15/02                                                 1,545         1,562

    San Marcos PFA Capital Appreciation
      Revenue Bonds, Escrowed to Maturity,
      0.00%, 7/1/11                                                  1,000           650

    Santa Rosa Wastewater Revenue
      Refunding Bonds, Series A,
      Subregional Wastewater Project
      (FGIC Insured),
      4.75%, 9/1/16                                                  1,000           982

    Southern California Public Power
      Authority Capital Appreciation
      Crossover Revenue Refunding Bonds,
      Southtran Transmission Project,
      0.00%, 7/1/14                                                  1,000           534

    Southern California Public Power
      Authority Revenue Bonds,
      6.75%, 7/1/12                                                  2,100         2,481

    Stockton-East Water District COP, Series
      A, 1975 & 1990 Project (FGIC Insured),
      5.00%, 4/1/21                                                    580           565

    Torrance Unified School District Capital
      Appreciation G.O. Bonds, Election of
      1998-B (FSA Insured),
      0.00%, 8/1/13                                                  1,500           848
      0.00%, 8/1/14                                                  1,040           553

    Turlock Irrigation District Revenue
      Refunding Bonds, Series A,
      6.00%, 1/1/20                                                  2,250         2,252

    Union Elementary School District Capital
      Appreciation G.O. Bonds, Series A,
      0.00%, 9/1/03                                                    715           689

    Union Elementary School District Capital
      Appreciation G.O. Bonds, Series B
      (FGIC Insured),
      0.00%, 9/1/21                                           $      1,645    $      545

    Upland Unified School District Capital
      Appreciation G.O. Bonds, Series B,
      Election of 2000 (FSA Insured),
      0.00%, 8/1/08                                                    680           624
      0.00%, 8/1/09                                                    715           651

    Washington Township Health Care
      District Revenue Bonds,
      4.50%, 7/1/07                                                  1,005         1,010

    Washington Township Healthcare District
      Revenue Bonds,
      4.25%, 7/1/05                                                    100           101
      5.00%, 7/1/09                                                    250           254
----------------------------------------------------------------------------------------
                                                                                  84,653
----------------------------------------------------------------------------------------
PUERTO RICO - 1.5%

    Puerto Rico Commonwealth Highway &
      Transportation Authority Highway
      Revenue Bonds, Series X,
      Permanent Fixed Option Receipts,
      5.20%, 7/1/03                                                  1,300         1,342
----------------------------------------------------------------------------------------
VIRGIN ISLANDS - 1.2%

    Virgin Islands PFA Revenue Bonds, Series
      A, Gross Receipts Tax Lien Note,
      5.63%, 10/1/10                                                 1,000         1,026
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------
(COST $84,746)                                                                    87,021

                                                                 NUMBER            VALUE
                                                               OF SHARES           (000S)
-----------------------------------------------------------------------------------------
OTHER - 0.8%

    Federated California Municipal Cash
      Trust                                                        659,561           660
----------------------------------------------------------------------------------------
TOTAL OTHER
----------------------------------------------------------------------------------------
(COST $660)                                                                          660

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.4%
----------------------------------------------------------------------------------------
(COST $85,406)                                                                    87,681
    Liabilities less Other Assets - (2.4)%                                        (2,064)
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                              $85,617

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 37 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  CALIFORNIA TAX-EXEMPT FUND

                                                               PRINCIPAL
                                                                 AMOUNT          VALUE
                                                                 (000S)          (000S)
---------------------------------------------------------------------------------------
MUNICIPAL BONDS 100.2%

CALIFORNIA - 94.4%

    ABAG Finance Authority for Nonprofit
      Corps. COP, Channing House,
      4.65%, 2/15/06                                          $       590     $      593
      4.90%, 2/15/09                                                  780            773

    ABAG Finance Authority for Nonprofit
      Corps. Multifamily Housing Revenue
      Refunding Bonds, Series B,
      United Dominion,
      6.25%, Mandatory Put 8/15/08                                  2,000          2,162

    Alameda County Water District Revenue
      Refunding Bonds (MBIA Insured),
      4.75%, 6/1/20                                                 2,000          1,877

    Anaheim PFA Tax Allocation Revenue
      Bonds, Series A, Redevelopment
      Project (MBIA Insured),
      5.25%, 2/1/18                                                   250            253

    Aztec Shops Ltd. Auxiliary Organization
      Student Housing Revenue Bonds,
      San Diego State University,
      6.00%, 9/1/31                                                 2,000          1,997

    California Educational Facilities
      Authority Capital Appreciation
      Revenue Bonds, Loyola Marymount
      (MBIA Insured), Prerefunded,
      0.00%, 10/1/09                                                7,870          1,614

    California Educational Facilities
      Authority Revenue Bonds, Series N,
      Stanford University,
      5.20%, 12/1/27                                                  500            493

    California Educational Facilities
      Authority Revenue Bonds, Series P,
      Stanford University,
      5.00%, 12/1/23                                                2,000          1,941

    California Educational Facilities
      Authority Revenue Bonds, University
      of Southern California,
      5.50%, 10/1/27                                                1,000          1,021

    California Educational Facilities
      Authority Revenue Refunding Bonds,
      Santa Clara University
      (AMBAC Insured),
      5.25%, 9/1/17                                                 1,000          1,040

    California Educational Facilities
      Authority Revenue Refunding Bonds,
      Santa Clara University
      (MBIA Insured),
      5.00%, 9/1/23                                                 1,000            981

    California Health Facilities Finance
      Authority Revenue Bonds, Series A,
      Cedars-Sinai Medical Center,
      6.13%, 12/1/19                                          $     3,350     $    3,535

    California Health Facilities Finance
      Authority, Series B, Adventist
      (MBIA Insured),
      1.45%, 4/1/02                                                 3,200          3,200

    California Infrastructure & Economic
      Development Bank Revenue Bonds,
      Series A, Scripps Research Institute,
      5.75%, 7/1/30                                                   250            259

    California State Department of Water
      Resources Center Valley Project
      Revenue Bonds, Series O,
      4.75%, 12/1/16                                                1,000            980

    California State G.O. Bonds,
      6.00%, 2/1/16                                                 1,000          1,094
      5.00%, 2/1/21                                                 1,000            954

    California State G.O. Refunding Bonds
      (FGIC Insured),
      5.50%, 3/1/13                                                 1,660          1,768
      4.75%, 2/1/29                                                 1,000            908

    California State G.O. Refunding Bonds
      (FSA Insured),
      5.25%, 2/1/10                                                 2,120          2,245

    California State G.O. Refunding Bonds,
      5.25%, 2/1/11                                                 1,000          1,047
      4.38%, 10/1/17                                                1,390          1,258
      5.00%, 2/1/20                                                 3,000          2,873

    California State Public Works Board
      Lease Revenue Bonds, Series A,
      Department of Corrections
      (AMBAC Insured),
      5.50%, 1/1/14                                                 1,300          1,360

    California State Public Works Board
      Lease Revenue Refunding Bonds,
      Series B, Department of General
      Services, Teale Date Center
      (AMBAC Insured),
      5.25%, 3/1/19                                                 2,215          2,232
      5.25%, 3/1/20                                                 1,330          1,336

    California State Public Works Board
      Lease Revenue Refunding Bonds,
      Series B, Various Community College
      Project (AMBAC Insured),
      5.63%, 3/1/16                                                 1,000          1,041

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 38 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                               PRINCIPAL
                                                                 AMOUNT          VALUE
                                                                 (000S)          (000S)
---------------------------------------------------------------------------------------
MUNICIPAL BONDS - 100.2% - CONTINUED

CALIFORNIA - 94.4% - (CONTINUED)
    California Statewide Community
      Development Authority Multifamily
      Housing Revenue Refunding Bonds,
      Archstone/Seascape Project,
      5.25%, Mandatory Put 6/1/08                             $     2,000     $    2,025

    California Statewide Community
      Development Authority Multifamily
      Housing Revenue Refunding Bonds,
      Series E, Archstone/Oakridge Project,
      5.30%, Mandatory Put 6/1/08                                   1,000          1,015

    California Statewide Community
      Development Authority Revenue
      COP, House Ear Institution
      (Morgan Guaranty Trust LOC),
      1.45%, 4/1/02                                                   300            300

    California Statewide Community
      Development Corp. COP,
      J. Paul Getty Trust,
      5.00%, 10/1/10                                                1,000          1,035

    Corona-Norca Unified School District
      Capital Appreciation, Series C
      (FGIC Insured),
      0.00%, 9/1/21                                                 2,695            893

    Dry Creek Joint Elementary School
      District Capital Appreciation G.O.
      Bonds, Series A (FSA Insured),
      0.00%, 8/1/09                                                   400            286

    East Bay Municipal Utility District Water
      System Revenue Refunding Bonds
      (MBIA Insured),
      5.00%, 6/1/20                                                 3,000          2,930

    East Bay Regional Park District G.O.
      Refunding Bonds,
      5.00%, 9/1/17                                                 2,250          2,250

    Escondido Union High School District
      G.O. Bonds (MBIA Insured),
      Escrowed to Maturity,
      5.60%, 11/1/09                                                  150            163

    Fillmore Unified School District Capital
      Appreciation G.O. Bonds, Series A
      (FGIC Insured),
      0.00%, 7/1/10                                                   515            351

    Folsom School Facilities Project G.O.
      Bonds, Series D (FGIC Insured),
      5.70%, 8/1/13                                                   200            215

    Foothill/Eastern Transportation Corridor
      Agency Toll Road Senior Lien Capital
      Appreciation Revenue Bonds,
      Series A, Escrowed to Maturity,
      0.00%, 1/1/05                                           $       375     $      341

    Imperial Irrigation District COP,
      Electric Systems Project,
      6.50%, 11/1/07                                                1,600          1,813

    Imperial Irrigation District Refunding
      COP, Electric Systems Project
      (MBIA Insured),
      5.20%, 11/1/09                                                  200            214

    Lemoore Union High School District G.O.
      Bonds (AMBAC Insured),
      6.00%, 1/1/12                                                   200            225

    Livermore-Amador Valley Water
      Management Agency Sewer Revenue
      Bonds, Series A (AMBAC Insured),
      5.00%, 8/1/21                                                 2,695          2,623

    Los Angeles County Metropolitan
      Transportation Authority Sales Tax
      Revenue Refunding Bonds, Series B,
      Property A-First Tier (FSA Insured),
      4.75%, 7/1/15                                                 1,750          1,735
      4.75%, 7/1/16                                                 1,150          1,129

    Los Angeles Department of Water &
      Power Electric Plant Revenue
      Refunding Bonds,
      6.10%, 2/15/17                                                  380            407

    Los Angeles Department of Water &
      Power Electric Plant Revenue
      Refunding Bonds, Prerefunded,
      6.10%, 2/15/05                                                1,120          1,225

    Los Angeles Department of Water &
      Power Electric Plant Revenue
      Refunding Bonds, Second Issue,
      4.25%, 11/15/14                                               1,010            951

    Los Angeles Department of Water &
      Power Waterworks Crossover
      Refunding Revenue Bonds,
      4.50%, 10/15/24                                               3,000          2,624

    Los Angeles Department of Water &
      Power Waterworks Revenue Bonds,
      Subseries B-1,
      1.35%, 4/4/02                                                   700            700

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 39 FIXED INCOME FUNDS


FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  CALIFORNIA TAX-EXEMPT FUND (CONTINUED)

                                                               PRINCIPAL
                                                                 AMOUNT         VALUE
                                                                 (000S)         (000S)
--------------------------------------------------------------------------------------
MUNICIPAL BONDS - 100.2% - CONTINUED

CALIFORNIA - 94.4% - (CONTINUED)
    Los Angeles Harbor Department
      Revenue Bonds, Escrowed to
      Maturity,
      7.60%, 10/1/18                                          $        40     $       50

    Los Angeles Unified School District G.O.
      Bonds, Series A (FGIC Insured),
      6.00%, 7/1/15                                                   450            506

    Los Angeles Unified School District G.O.
      Bonds, Series E (MBIA Insured),
      5.13%, 1/1/27                                                 2,000          1,941

    Los Angeles Water & Power Revenue
      Bonds, Series A-A-3, Power System
      Project,
      5.25%, 7/1/24                                                 2,500          2,480

    Metropolitan Water District of Southern
      California Waterworks Revenue
      Bonds, Series A,
      5.50%, 7/1/17                                                 2,000          2,088

    Metropolitan Water District of Southern
      California Waterworks Revenue
      Refunding Bonds, Series A
      (MBIA Insured),
      4.75%, 7/1/22                                                 4,500          4,184

    Metropolitan Water District Southern
      California G.O. Crossover Refunding
      Bonds, Series A-1,
      5.50%, 3/1/10                                                 1,000          1,048

    Mid Peninsula Regional Open Space
      District G.O. Refunding Bonds,
      7.00%, 9/1/14                                                 2,500          2,747

    Modesto Irrigation District Refunding
      COP, Series B, Capital Improvements
      Projects,
      5.30%, 7/1/22                                                 1,910          1,871

    Monrovia Unified School District Capital
      Appreciation G.O. Bonds, Series A
      (MBIA Insured),
      0.00%, 8/1/10                                                   720            488

    Oakland G.O. Bonds, Measure I
      (FGIC Insured),
      5.60%, 12/15/14                                                 200            212

    Palmdale Civic Authority Revenue
      Bonds, Series A, Merged
      Redevelopment, Prerefunded,
      6.60%, 9/1/04                                                   500            554

    Paramount Unified School District
      Capital Appreciation G.O. Bonds,
      Series A (FSA Insured),
      0.00%, 9/1/20                                           $     1,285     $      453

    Paramount Unified School District
      Capital Appreciation G.O. Bonds,
      Series B (FSA Insured),
      0.00%, 9/1/23                                                 2,885            844

    Sacramento County Sanitation District
      Financing Authority Revenue
      Crossover Refunding Bonds, Series A,
      5.60%, 12/1/16                                                  500            518
      6.00%, 12/1/20                                                2,500          2,642

    Sacramento Municipal Utility District
      Electric Revenue Refunding Bonds,
      Series M,
      5.25%, 7/1/28                                                 1,500          1,442

    San Diego County COP, Burnham
      Institute,
      6.25%, 9/1/29                                                   500            514

    San Diego Public Facilities Financing
      Authority Sewer Revenue Bonds,
      Series B (FGIC Insured),
      5.38%, 5/15/17                                                  450            462

    San Francisco City & County Airport
      Commission International Airport
      Revenue Refunding Bonds, Second
      Series Issue 20 (MBIA Insured),
      4.75%, 5/1/15                                                 1,000            994

    San Francisco City & County G.O. Bonds,
      Series A, Educational Facilities
      Community College Project,
      5.75%, 6/15/20                                                1,200          1,261

    San Francisco State Building Authority
      Lease Revenue Bonds, Series A,
      Department of General Services,
      5.00%, 10/1/13                                                4,250          4,347

    San Joaquin Area Flood Control Agency
      Improvement Board Act 1915 Flood
      Protection and Restoration Special
      Assessment Bonds (FSA Insured),
      5.60%, 9/2/10                                                 2,460          2,541

    San Jose Redevelopment Agency Tax
      Allocation Bonds, Merged Area
      Redevelopment Project
      (MBIA Insured),
      5.00%, 8/1/17                                                 2,410          2,405

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 40 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                               PRINCIPAL
                                                                 AMOUNT          VALUE
                                                                 (000S)          (000S)
---------------------------------------------------------------------------------------
MUNICIPAL BONDS - 100.2% - CONTINUED

CALIFORNIA - 94.4% - (CONTINUED)
    San Marino Unified School District G.O.
      Bonds, Series B,
      5.25%, 7/1/20                                           $       750     $      768

    San Mateo County Transit District
      Revenue Bonds, Series A
      (MBIA Insured),
      4.50%, 6/1/17                                                 1,225          1,153

    Santa Margarita-Dana Point Authority
      Revenue Refunding Bonds, Series B,
      California Improvements Districts 3,
      3a, 4, & 4a (MBIA Insured),
      7.25%, 8/1/09                                                 1,150          1,370

    Santa Rosa Wastewater Revenue
      Refunding Bonds, Series A
      (FGIC Insured),
      5.25%, 9/1/16                                                    35             37

    Santa Rosa Wastewater Revenue
      Refunding Bonds, Series A,
      Subregional Wastewater Project
      (FGIC Insured),
      4.75%, 9/1/16                                                   200            196

    South San Francisco Capital
      Improvement Financing Authority
      Revenue Refunding Bonds, Series A,
      South San Francisco Redevelopment
      (ACA Insured),
      3.85%, 9/1/02                                                   485            488
      4.20%, 9/1/06                                                 1,085          1,078

    Southern California Public Power
      Authority Power Project Revenue
      Bonds, Series A, Mead Adelanto
      Project (AMBAC Insured),
      4.75%, 7/1/16                                                 1,000            981

    Torrance Hospital Revenue Refunding
      Bonds, Series A, Torrance Memorial
      Medical Center,
      6.00%, 6/1/22                                                   500            513

    Turlock Irrigation District Revenue
      Refunding Bonds, Series A,
      6.00%, 1/1/20                                                 1,250          1,251

    Union Elementary School District Capital
      Appreciation G.O. Bonds, Series B
      (FGIC Insured),
      0.00%, 9/1/22                                                 3,355          1,046
      0.00%, 9/1/23                                                 3,580          1,049

    Upland Unified School District Capital
      Appreciation G.O. Bonds, Election of
      2000 (FSA Insured),
      0.00%, 8/1/13                                           $       790     $      707
      0.00%, 8/1/25                                                 1,000            888

    Walnut Valley Unified School District
      G.O. Refunding Bonds, Series A
      (MBIA Insured),
      7.20%, 2/1/16                                                 1,000          1,215

    Washington Township Healthcare
      District Revenue Bonds,
      4.25%, 7/1/05                                                   100            101
      5.00%, 7/1/09                                                   405            412
      5.00%, 7/1/11                                                   500            503
      5.00%, 7/1/12                                                 1,270          1,265

    Wiseburn School District G.O. Capital
      Appreciation Bonds, Election of 2000
      (FGIC Insured),
      0.00%, 8/1/21                                                 1,250            416
----------------------------------------------------------------------------------------
                                                                                 118,314
----------------------------------------------------------------------------------------
PUERTO RICO - 4.6%
    Puerto Rico Commonwealth Highway &
      Transportation Authority Revenue
      Bonds, Series B (MBIA Insured),
      5.75%, 7/1/18                                                 1,600          1,717

    Puerto Rico Commonwealth
      Infrastructure Financing Authority
      Special Obligation Bonds, Series A,
      Escrowed to Maturity,
      5.50%, 10/1/40                                                3,500          3,581

    Puerto Rico Public Buildings Authority
      Revenue Refunding Bonds, Series M,
      Educational & Health Facilities
      (Commonwealth Gtd.),
      5.20%, 7/1/02                                                   400            403
----------------------------------------------------------------------------------------
                                                                                   5,701
----------------------------------------------------------------------------------------
VIRGIN ISLANDS - 1.2%
    Virgin Islands PFA Revenue Bonds,
      Series A, Gross Receipts Tax Lien
      Note,
      5.63%, 10/1/10                                                1,500          1,539
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------------------------
(COST $122,561)                                                                  125,554

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 41 FIXED INCOME FUNDS


FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  CALIFORNIA TAX-EXEMPT FUND (CONTINUED)


                                                                NUMBER           VALUE
                                                               OF SHARES        (000S)
----------------------------------------------------------------------------------------
OTHER - 0.7%

    Federated California Municipal Cash
      Trust                                                       911,037       $    911
----------------------------------------------------------------------------------------
TOTAL OTHER
----------------------------------------------------------------------------------------
(COST $911)                                                                          911

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.9%
----------------------------------------------------------------------------------------
(COST $123,472)                                                                  126,465
      Liabilities less Other Assets - (0.9)%                                      (1,130)
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                             $125,335

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 42 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  FIXED INCOME FUND

                                                PRINCIPAL
                                                 AMOUNT              VALUE
                                                 (000S)              (000S)
---------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 13.7%

  AmeriCredit Automobile Receivables
    Trust, Series 2001-D, Class A4,
    4.41%, 11/12/08                             $    720            $    711

  Banc of America Commercial Mortgage,
    Inc., Series 2000-2, Class A2,
    7.20%, 9/15/32                                 6,820               7,162

  Banc of America Commercial Mortgage,
    Inc., Series 2001-PB1, Class A2,
    5.79%, 5/11/35                                 2,550               2,439

  Chase Manhattan Bank-First Union
    National Bank, Series 1999-1, Class A2,
    7.44%, 8/15/31                                 5,025               5,352

  Commercial Mortgage Asset Trust,
    Series 1999-C1, Class A3,
    6.64%, 9/17/10                                 6,920               7,108

  Compucredit Credit Card Master Trust,
    Series 2001-1A, Class A,(1)
    2.29%, 1/15/08                                 9,200               9,246

  CPL Transition Funding LLC,
    Series 2002-1, Class A2,
    5.01%, 1/15/10                                 2,060               2,030

  CS First Boston Mortgage Securities
    Corp., Series 1999-C1, Class A2,
    7.29%, 9/15/41                                 7,650               8,093

  CS First Boston Mortgage Securities
    Corp., Series 2000-C1, Class A2,
    7.55%, 4/14/62                                 4,595               4,919

  Delta Funding Mortgage Corp., I.O.,
    Series 1991-1, Class A-4,(1)
    7.50%, 1/1/06                                      -                  13

  GMAC Commercial Mortgage Securities,
    Inc., Series 1998-C2, Class A2,
    6.42%, 5/15/35                                 3,610               3,684

  GMAC Commercial Mortgage Securities,
    Inc., Series 1999-C1, Class A2,
    6.18%, 5/15/33                                 2,520               2,530

  Green Tree Financial Corp., Series 1996-9,
    Class A6,
    7.69%, 1/15/28                                 2,698               2,755

  Green Tree Financial Corp., Series 1997-6,
    Class B1,
    7.17%, 1/15/29                                 2,700               2,160

  Honda Auto Receivables Owner Trust,
    Series 2002-1, Class A4,
    4.22%, 4/16/07                                 4,200               4,116

  LB Commercial Conduit Mortgage Trust,
    Series 1999-C1, Class A2,
    6.78%, 6/15/31                              $  2,405            $  2,485

  LB-UBS Commercial Mortgage Trust,
    Series 2000-C3, Class A2,
    7.95%, 1/15/10                                 6,700               7,337

  Norwest Asset Securities Corp.,
    Series 1998-6, Class A15,
    6.75%, 4/25/28                                   500                 510

  Pegasus Aviation Lease Securitization
    Trust, Series 1999-1A, Class A1,(1)
    6.30%, 3/25/29                                 3,241               3,129

  PNC Mortgage Securities Corp.,
    Series 1996-PR1, Class A,
    7.20%, 4/28/27                                   770                 654

  PP&L Transition Bond Co. LLC,
    Series 1999-1, Class A5,
    6.83%, 3/25/07                                 5,735               6,019

  PP&L Transition Bond Co. LLC,
    Series 1999-1, Class A6,
    6.96%, 12/26/07                                1,500               1,590

  Residential Accredit Loans, Inc.,
    Series 2001-QS18, Class A1,
    6.50%, 12/25/31                                2,265               2,173

  Residential Asset Mortgage Products,
    Inc., Series 2001-RZ3, Class A1,
    4.66%, 5/25/18                                 2,199               2,212

  Residential Funding Mortgage Securities
    I, Series 2001-HI3, Class AI2,
    5.33%, 5/25/12                                 3,302               3,344

  Residential Funding Mortgage Securities
    II, Series 2001-HI2, Class AI3,
    5.67%, 6/25/14                                 1,900               1,931

  Wells Fargo Mortgage Backed Securities
    Trust, Series 2001-13, Class A13,
    6.50%, 6/25/31                                 7,000               6,719
-------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
-------------------------------------------------------------------------------
  (COST $102,276)                                                    100,421

CORPORATE BONDS - 27.9%

AGRICULTURE - 0.3%

  DIMON, Inc.,
    9.63%, 10/15/11                                2,000               2,120
-------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 43 FIXED INCOME FUNDS


FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FIXED INCOME FUND (CONTINUED)

                                                PRINCIPAL
                                                 AMOUNT              VALUE
                                                 (000S)              (000S)
-------------------------------------------------------------------------------
CORPORATE BONDS - 27.9% - CONTINUED

AIRLINES - 0.1%

  Continental Airlines, Inc.,
    6.56%, 2/15/12                              $    880            $    916
-------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.1%

  Dura Operating Corp.,
    9.00%, 5/1/09                                    500                 498
-------------------------------------------------------------------------------
BANKS - 0.9%

  Colonial Bank,
    9.38%, 6/1/11                                  1,000               1,051

  First Union Corp.,
    6.82%, 8/1/26                                    865                 908

  Marshall & Ilsley Corp.,
    5.75%, 9/1/06                                  2,170               2,175

  Sovereign Bancorp, Senior Notes,
    10.25%, 5/15/04                                1,000               1,067

  Wells Fargo & Co.,
    7.25%, 8/24/05                                 1,375               1,462
-------------------------------------------------------------------------------
                                                                       6,663
-------------------------------------------------------------------------------
BEVERAGES - 0.7%

  Constellation Brands, Inc.,
    8.13%, 1/15/12                                   750                 765

  Grand Metropolitan Investment Corp.,
    7.45%, 4/15/35                                 4,365               4,608
-------------------------------------------------------------------------------
                                                                       5,373
-------------------------------------------------------------------------------
BUILDING MATERIALS - 0.1%

  Nortek, Inc.,
    9.88%, 6/15/11                                   500                 516
-------------------------------------------------------------------------------
CHEMICALS - 0.7%

  Airgas, Inc.,
    9.13%, 10/1/11                                   750                 795

  Applied Extrusion Technologies, Inc.,
    10.75%, 7/1/11                                 1,000               1,060

  ISP Chemco, Inc.,
    10.25%, 7/1/11                                   500                 529

  MacDermid, Inc.,
    9.13%, 7/15/11                                 1,000               1,040

  OM Group, Inc.,(1)
    9.25%, 12/15/11                                  375                 390

  Praxair, Inc.,
    6.38%, 4/1/12                                  1,545               1,530
-------------------------------------------------------------------------------
                                                                       5,344
-------------------------------------------------------------------------------

COMMERCIAL SERVICES - 0.4%

  Avis Group Holdings, Inc.,
    Senior Subordinated Notes,
    11.00%, 5/1/09                              $  1,000            $  1,090

  Coinmach Corp.,(1)
    9.00%, 2/1/10                                    600                 618

  Stewart Enterprises, Inc.,
    10.75%, 7/1/08                                 1,000               1,100
-------------------------------------------------------------------------------
                                                                       2,808
-------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.1%

  Elizabeth Arden, Inc.,
    11.75%, 2/1/11                                   750                 750
-------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.1%

  Affinity Group Holdings, Inc.,
    11.00%, 4/1/07                                   450                 441
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 7.9%

  Capital One Bank, Senior Notes,
    6.62%, 8/4/03                                  2,335               2,339
    8.25%, 6/15/05                                 2,090               2,118

  CIT Group, Inc.,
    7.38%, 3/15/03                                 8,610               8,726

  Ford Motor Credit Co.,
    6.50%, 1/25/07                                12,255              11,889
    5.80%, 1/12/09                                 6,670               6,009

  General Electric Capital Corp.,
    7.38%, 1/19/10                                 1,640               1,742

  General Motors Acceptance Corp.,
    7.50%, 7/15/05                                 2,445               2,532
    6.13%, 9/15/06                                 4,090               4,048
    6.88%, 9/15/11                                 8,550               8,260

  Goldman Sachs Group, Inc.,
    6.88%, 1/15/11                                 1,495               1,502

  Household Finance Corp.,
    6.40%, 6/17/08                                 1,895               1,857

  John Deere Capital Corp.,
    7.00%, 3/15/12                                 1,260               1,255

  Morgan Stanley Dean Witter & Co.,
    7.25%, 4/1/32                                  2,760               2,752

  Salomon Smith Barney Holdings Co.,
    6.50%, 2/15/08                                 2,810               2,854
-------------------------------------------------------------------------------
                                                                      57,883
-------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 44 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                PRINCIPAL
                                                 AMOUNT              VALUE
                                                 (000S)              (000S)
-------------------------------------------------------------------------------
CORPORATE BONDS - 27.9% - CONTINUED

ELECTRIC - 2.9%

  AES Corp.,
    9.50%, 6/1/09                               $    250            $    195
    9.38%, 9/15/10                                   750                 585

  AES Corp., Senior Notes,
    10.25%, 7/15/06                                1,250                 850

  Calpine Corp.,
    8.25%, 8/15/05                                 1,350               1,080
    8.50%, 2/15/11                                 4,600               3,669

  Dominion Resources, Inc.,
    7.82%, 9/15/04                                 2,480               2,610

  DPL, Inc.,
    8.25%, 3/1/07                                  4,670               4,934

  Duke Energy Corp.,
    6.25%, 1/15/12                                 1,515               1,481

  Mirant Americas Generation, Inc.,
    7.63%, 5/1/06                                  1,105               1,022

  NRG Energy, Inc.,
    6.75%, 7/15/06                                 2,810               2,687

  TECO Energy, Inc.,
    7.20%, 5/1/11                                  1,945               1,983
-------------------------------------------------------------------------------
                                                                      21,096
-------------------------------------------------------------------------------
ENTERTAINMENT - 0.1%

  Six Flags, Inc.,(1)
    8.88%, 2/1/10                                    400                 405
-------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.5%

  WMX Technologies, Inc., Puttable 8/1/03,
    7.10%, 8/1/26                                  3,350               3,391
-------------------------------------------------------------------------------
FOOD - 0.4%

  Del Monte Corp.,
    9.25%, 5/15/11                                   500                 524

  Dominos, Inc., Series B,
    10.38%, 1/15/09                                  750                 802

  Luigino's, Inc.,
    Senior Subordinated Notes,
    10.00%, 2/1/06                                   500                 514

  Pilgrims Pride Corp.,
    9.63%, 9/15/11                                   750                 788
-------------------------------------------------------------------------------
                                                                       2,628
-------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.4%

  Longview Fibre Co.,(1)
    10.00%, 1/15/09                                  125                 130

  MeadWestVaco Corp.,
    6.85%, 4/1/12                               $  1,290            $  1,279

  Weyerhaeuser Co.,(1)
    6.13%, 3/15/07                                 1,325               1,316
-------------------------------------------------------------------------------
                                                                       2,725
-------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 0.1%

  Insight Health Services,(1)
    9.88%, 11/1/11                                   250                 255

  Rotech Healthcare, Inc.,(1)
    9.50%, 4/1/12                                     75                  78

  Select Medical Corp.,
    9.50%, 6/15/09                                   500                 515
-------------------------------------------------------------------------------
                                                                         848
-------------------------------------------------------------------------------
HOME BUILDERS - 0.2%

  K Hovnanian Enterprises, Inc.,(1)
    8.88%, 4/1/12                                    500                 490

  WCI Communities, Inc.,
    10.63%, 2/15/11                                  750                 810
-------------------------------------------------------------------------------
                                                                       1,300
-------------------------------------------------------------------------------
INSURANCE - 2.1%

  AIG SunAmerica Global Financing IX,(1)
    6.90%, 3/15/32                                 9,095               9,003

  CNA Financial Corp.,
    7.25%, 11/15/23                                  500                 402

  Hartford Life, Senior Notes,
    7.38%, 3/1/31                                  2,330               2,361

  Protective Life, Inc.,(1)
    5.88%, 8/15/06                                 2,500               2,501

  Willis Corroon Corp.,
    9.00%, 2/1/09                                  1,000               1,060
-------------------------------------------------------------------------------
                                                                      15,327
-------------------------------------------------------------------------------
LEISURE TIME - 0.1%

  Bally Total Fitness Holdings,
    Senior Subordinated Notes, Series D,
    9.88%, 10/15/07                                  750                 752
-------------------------------------------------------------------------------
LODGING - 0.2%

  Aztar Corp.,
    9.00%, 8/15/11                                   500                 520

  Hammons (John Q.) Hotels, Inc.,
    8.88%, 2/15/04                                 1,250               1,247
-------------------------------------------------------------------------------
                                                                       1,767
-------------------------------------------------------------------------------
SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 45 FIXED INCOME FUNDS


FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FIXED INCOME FUND (CONTINUED)

                                                PRINCIPAL
                                                 AMOUNT              VALUE
                                                 (000S)              (000S)
-------------------------------------------------------------------------------
CORPORATE BONDS - 27.9% - CONTINUED

MACHINERY - CONSTRUCTION & MINING - 0.1%

  Joy Global, Inc.,(1)
    8.75%, 3/15/12                              $    500            $    516

  Terex Corp.,
    10.38%, 4/1/11                                   500                 542
-------------------------------------------------------------------------------
                                                                       1,058
-------------------------------------------------------------------------------
MEDIA - 2.3%

  American Media Operation, Inc.,
    Senior Subordinated Notes,
    10.25%, 5/1/09                                   750                 776

  Charter Communications Holdings LLC,
    Senior Notes,
    10.75%, 10/1/09                                  500                 498

  Continental Cablevision,
    8.30%, 5/15/06                                 1,705               1,788

  COX Communications, Inc.,
    7.75%, 11/1/10                                 1,705               1,739

  Entravision Communications Corp.,(1)
    8.13%, 3/15/09                                   500                 505

  Gannett Co., Inc.,
    6.38%, 4/1/12                                  1,025               1,019

  Gray Communication System, Inc.,(1)
    9.25%, 12/15/11                                  500                 515

  Mediacom Broadband LLC,
    11.00%, 7/15/13                                  750                 829

  Reed Elsevier Capital, Inc.,
    6.13%, 8/1/06                                  1,245               1,259

  Time Warner, Inc.,
    9.15%, 2/1/23                                  4,880               5,568

  Westinghouse Electric Corp.,
    7.88%, 9/1/23                                  2,475               2,556
-------------------------------------------------------------------------------
                                                                      17,052
-------------------------------------------------------------------------------
MINING - 0.1%

  Compass Minerals Group,(1)
    10.00%, 8/15/11                                  500                 527
-------------------------------------------------------------------------------
OIL & GAS - 1.7%

  Conoco Funding Co.,
    5.45%, 10/15/06                                3,965               3,931

  Consolidated Natural Gas Co.,
    5.38%, 11/1/06                                 2,035               1,972

  Denbury Resources, Inc.,
    9.00%, 3/1/08                                    750                 735

  Devon Energy Corp.,
    7.95%, 4/15/32                              $  1,820            $  1,836

  Magnum Hunter Resources, Inc.,(1)
    9.60%, 3/15/12                                   500                 524

  Phillips Petroleum Co.,
    8.50%, 5/25/05                                 3,160               3,459
-------------------------------------------------------------------------------
                                                                      12,457
-------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 0.1%

  Comstock Resources, Inc.,
    11.25%, 5/1/07                                   500                 520

  Plains Resources, Inc.,
    Senior Subordinated Notes,
    10.25%, 3/15/06                                  500                 515
-------------------------------------------------------------------------------
                                                                       1,035
-------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.1%

  Key Energy Services, Inc.,
    8.38%, 3/1/08                                    500                 510
    14.00%, 1/15/09                                  341                 396
-------------------------------------------------------------------------------
                                                                         906
-------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.1%

  Consolidated Container Co. LLC,
    Senior Subordinated Notes,
    10.13%, 7/15/09                                  500                 368

  Plastipak Holdings, Inc.,(1)
    10.75%, 9/1/11                                   500                 544
-------------------------------------------------------------------------------
                                                                         912
-------------------------------------------------------------------------------
PHARMACEUTICALS - 0.1%

  Alaris Medical Systems, Inc.,
    11.63%, 12/1/06                                1,000               1,090
-------------------------------------------------------------------------------
PIPELINES - 0.2%

  Duke Energy Field Services LLC,
    7.88%, 8/16/10                                 1,765               1,821
-------------------------------------------------------------------------------
REAL ESTATE - 0.1%

  Equity Residential Properties Trust,
    6.63%, 3/15/12                                   800                 787
-------------------------------------------------------------------------------
REITS - 0.3%

  Host Marriott LP,(1)
    9.50%, 1/15/07                                   500                 524

  iStar Financial, Inc.,
    8.75%, 8/15/08                                   750                 772

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 46 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

                                                PRINCIPAL
                                                 AMOUNT              VALUE
                                                 (000S)              (000S)
-------------------------------------------------------------------------------
CORPORATE BONDS - 27.9% - CONTINUED

REITS - 0.3% - (CONTINUED)

  Meristar Hospitality Corp.,(1)
    9.13%, 1/15/11                              $    750            $    766
-------------------------------------------------------------------------------
                                                                       2,062
-------------------------------------------------------------------------------
REMEDIATION SERVICES - 0.1%

  Allied Waste N.A., Inc.,
    Senior Subordinated Notes,
    10.00%, 8/1/09                                 1,000               1,013

  IT Group, Inc.,
    Senior Subordinated Notes, Series B,(2)
    11.25%, 4/1/09                                 1,000                  10
-------------------------------------------------------------------------------
                                                                       1,023
-------------------------------------------------------------------------------
RETAIL - 0.2%

  AmeriGas Partners LP,
    8.88%, 5/20/11                                   500                 515

  Office Depot, Inc.,
    10.00%, 7/15/08                                  500                 555

  Rite Aid Corp.,
    11.25%, 7/1/08                                   750                 585
-------------------------------------------------------------------------------
                                                                       1,655
-------------------------------------------------------------------------------
SEMICONDUCTORS - 0.1%

  Fairchild Semiconductor
    International, Inc.,
    10.13%, 3/15/07                                  500                 520
-------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.3%

  AT&T Corp.,(1)
    8.00%, 11/15/31                                6,345               6,160

  AT&T Wireless Services, Inc.,
    7.88%, 3/1/11                                  1,490               1,487

  EchoStar Broadband Corp.,
    10.38%, 10/1/07                                  500                 536

  Sprint Capital Corp.,
    6.90%, 5/1/19                                  3,660               2,999

  Verizon Wireless, Inc.,(1)
    5.38%, 12/15/06                                4,990               4,790

  WorldCom, Inc.,
    7.50%, 5/15/11                                 4,200               3,523

  WorldCom, Inc., Senior Notes,
    6.40%, 8/15/05                                 5,640               4,879
-------------------------------------------------------------------------------
                                                                      24,374
-------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 0.2%

  Alamosa Delaware, Inc.,
    12.50%, 2/1/11                                 1,250               1,025

  Leap Wireless, Senior Notes,
    12.50%, 4/15/10                             $    250            $    157
-------------------------------------------------------------------------------
                                                                       1,182
-------------------------------------------------------------------------------
TEXTILES - 0.2%

  Mohawk Industries, Inc.,(1)
    7.20%, 4/15/12                                 1,140               1,144
-------------------------------------------------------------------------------
TRANSPORTATION - 0.2%

  Caliber System, Inc.,
    7.80%, 8/1/06                                  1,800               1,870
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
-------------------------------------------------------------------------------
(COST $210,140)                                                      205,026


FOREIGN BONDS - 7.3%

AEROSPACE/DEFENSE - 0.1%

  Dunlop Standard Aerospace Holdings
    PLC, Senior Notes,
    11.88%, 5/15/09                                  750                 765
-------------------------------------------------------------------------------
CHEMICALS - 0.1%

  Avecia Group PLC,
    11.00%, 7/1/09                                   500                 520
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.1%

  Bunge Trading Ltd.,(1)
    9.25%, 5/1/02                                    770                 772
-------------------------------------------------------------------------------
ELECTRIC - 0.3%

  TXU Eastern Funding Co.,
    6.75%, 5/15/09                                 1,945               1,883
-------------------------------------------------------------------------------
HEALTH CARE - 0.1%

  Dynacare, Inc., Senior Notes,
    10.75%, 1/15/06                                1,000               1,035
-------------------------------------------------------------------------------
INSURANCE - 0.1%

  Fairfax Financial Holdings Ltd.,
    8.25%, 10/1/15                                   750                 567
-------------------------------------------------------------------------------
MULTI-NATIONAL - 2.5%

  Andina de Fomento (CAF) Corp.,(1)
    6.88%, 3/15/12                                 2,250               2,216

  International Bank for Reconstruction &
    Development,
    4.75%, 4/30/04                                15,545              15,766
-------------------------------------------------------------------------------
                                                                      17,982
-------------------------------------------------------------------------------
OIL & GAS - 0.8%

  Apache Finance Canada Corp.,
    7.75%, 12/15/29                                1,720               1,864

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 47 FIXED INCOME FUNDS


FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FIXED INCOME FUND (CONTINUED)

                                              PRINCIPAL
                                               AMOUNT              VALUE
                                               (000S)              (000S)
--------------------------------------------------------------------------------
FOREIGN BONDS - 7.3% - CONTINUED

OIL & GAS - 0.8% - (CONTINUED)

  Baytex Energy Ltd.,
    10.50%, 2/15/11                             $   250             $   257

  Petroleos Mexicanos,(1)
    6.50%, 2/1/05                                 3,340               3,391
--------------------------------------------------------------------------------
                                                                      5,512
--------------------------------------------------------------------------------
PHARMACEUTICALS - 0.0%

  Biovail Corp.,
    7.88%, 4/1/10                                   250                 248
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.1%

  British Telecommunications PLC,
    7.88%, 12/15/05                               7,420               7,882
    8.88%, 12/15/30                               8,465               9,679

  Deutsche Telekom International Finance,
    7.75%, 6/15/05                                3,280               3,413

  Royal KPN NV,
    7.50%, 10/1/05                                1,990               2,019
--------------------------------------------------------------------------------
                                                                     22,993
--------------------------------------------------------------------------------
TRANSPORTATION - 0.1%

  Sea Containers Ltd.,
    12.50%, 12/1/04                                 375                 356
    10.75%, 10/15/06                                250                 210

  Teekay Shipping Corp.,
    8.88%, 7/15/11                                  500                 525
--------------------------------------------------------------------------------
                                                                      1,091
--------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
--------------------------------------------------------------------------------
(COST $53,024)                                                       53,368


U.S. GOVERNMENT AGENCIES - 41.7%

FANNIE MAE - 36.2%
    4.38%, 10/15/06                               2,425               2,341
    4.75%, 1/2/07                                 5,765               5,573

  Pool #254050,
    6.50%, 11/1/31                               39,960              39,830

  Pool #254263,
    6.50%, 4/1/32                                14,991              14,941

  Pool #32767,
    6.50%, 4/1/29                                 9,000               8,949

  Pool #535714,
    7.50%, 5/1/31                                 5,477               5,675

  Pool #535982,
    7.50%, 5/1/31                             $  12,501            $ 12,952

  Pool #535996,
    7.50%, 6/1/31                                13,056              13,527

  Pool #545003,
    8.00%, 5/1/31                                   311                 327

  Pool #545350,
    6.50%, 11/1/16                               27,578              28,078

  Pool #545500,
    6.50%, 2/1/30                                56,449              56,132

  Pool #581669,
    6.50%, 7/1/31                                37,822              37,700

  Pool #628194,
    6.50%, 3/1/32                                22,016              21,943

  Pool #629296,
    6.50%, 2/1/32                                17,272              17,214
--------------------------------------------------------------------------------
                                                                    265,182
--------------------------------------------------------------------------------
FREDDIE MAC - 0.6%

  CMO, Series 2407, Class BJ,
    6.50%, 1/15/32                                4,725               4,602
--------------------------------------------------------------------------------
FREDDIE MAC GOLD - 4.9%

  Pool #C00835,
    6.50%, 7/1/29                                 3,218               3,220

  Pool #C00910,
    7.50%, 1/1/30                                14,153              14,670

  Pool #C61510,
    8.00%, 12/1/31                               17,283              18,157
--------------------------------------------------------------------------------
                                                                     36,047
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
--------------------------------------------------------------------------------
(COST $307,521)                                                     305,831


U.S. GOVERNMENT OBLIGATIONS - 5.3%

U.S. TREASURY BONDS - 5.1%
    8.88%, 2/15/19                               15,785              20,545
    6.13%, 11/15/27                               2,295               2,323
    5.50%, 8/15/28                               15,235              14,203
--------------------------------------------------------------------------------
                                                                     37,071
--------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 48 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                              PRINCIPAL
                                               AMOUNT              VALUE
                                                (000S)             (000S)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 5.3% - CONTINUED

U.S. TREASURY NOTES - 0.2%
    3.50%, 11/15/06                           $     555            $    525
    6.50%, 2/15/10                                  930                 996
--------------------------------------------------------------------------------
                                                                      1,521
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------
(COST $39,164)                                                       38,592

                                               NUMBER              VALUE
                                              OF SHARES            (000S)
--------------------------------------------------------------------------------
WARRANTS - 0.0%

  Leap Wireless International, Inc.,
    Exp. 4/15/10*(1)                                500                  20
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $5)                                                                20

                                              PRINCIPAL
                                               AMOUNT              VALUE
                                               (000S)              (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.2%

  CDC Ixis, Paris, France,
    Eurodollar Time Deposits,
    2.00%, 4/1/02                             $  23,414              23,414
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $23,414)                                                       23,414

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.1%
--------------------------------------------------------------------------------
(COST $735,544)                                                     726,672

  Other Assets less Liabilities - 0.9%                                6,829
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $733,501

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933. THE VALUE OF THESE SECURITIES IS DETERMINED BY VALUATIONS SUPPLIED BY A PRICING SERVICE OR BROKERS, OR IF NOT AVAILABLE IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRUSTEES OF NORTHERN FUNDS. AT MARCH 31, 2002, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $50,488,000 OR 6.9% OF NET ASSETS.
(2) NON-INCOME PRODUCING SECURITY. ISSURER HAS DEFAULTED ON TERMS OF DEBT OBLIGATION. AT MARCH 31, 2002, VALUE REPRESENTS 0.0% OF NET ASSETS.

*    NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 49 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  FLORIDA INTERMEDIATE TAX-EXEMPT FUND

                                              PRINCIPAL
                                               AMOUNT              VALUE
                                               (000S)              (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 100.6%

FLORIDA - 84.1%

  Broward County COP Bonds, Series A,
    5.25%, 1/1/16                             $   1,200            $  1,225

  Broward County School Board COP G.O.
    Bonds, Series B (FSA Insured),
    5.38%, 7/1/13                                   525                 551

  Capital Projects Finance Authority
    Student Housing Revenue Bonds,
    Series F-1, Capital Projects Loan
    Program (MBIA Insured),
    4.50%, 10/1/06                                  575                 587

  Crossings at Fleming Island Community
    Development District Special
    Assessment Revenue Refunding
    Bonds, Series C,
    7.05%, 5/1/15                                   400                 422

  Dade County Revenue Refunding Bonds
    (MBIA Insured),
    6.50%, 10/1/10                                  400                 459

  Dade County Water & Sewerage System
    G.O. Refunding Bonds (FGIC Insured),
    4.80%, 10/1/05                                1,000               1,038

  Duval County School District G.O.
    Refunding Bonds (AMBAC Insured),
    6.13%, 8/1/04                                   150                 155

  Florida Intergovernmental Financial G.O.
    Revenue Bonds, Series A,
    5.00%, 5/1/11                                 1,000               1,030

  Florida State Board of Education Capital
    Outlay G.O. Refunding Bonds, Series A,
    5.50%, 6/1/07                                 1,000               1,067
    5.00%, 6/1/13                                   640                 655

  Florida State Board of Education Lottery
    Revenue Bonds, Series B
    (FGIC Insured),
    5.50%, 7/1/11                                 1,000                1,076

  Florida State Board of Education Public
    Education Capital Outlay Revenue
    Bonds, Series C (FGIC Insured),
    5.00%, 6/1/09                                 1,575               1,642

  Florida State Board of Education Public
    Education Capital Outlay Revenue
    Refunding Bonds, Series D,
    5.38%, 6/1/15                                 1,000               1,042

  Florida State Board of Education Public
    Education G.O. Refunding Bonds,
    Series D,
    5.38%, 6/1/16                                 3,000               3,108

  Florida State Board of Education Public
    Education Revenue Bonds, Series C,
    Escrowed to Maturity,
    6.00%, 5/1/03                             $   1,000            $  1,026

  Florida State Municipal Power Agency
    Revenue Refunding Bonds, St. Lucie
    Project (FGIC Insured),
    5.40%, 10/1/05                                  350                 360

  Gainesville City Utilities System Revenue
    Bonds, Escrowed to Maturity,
    6.20%, 10/1/02                                  360                 367

  Heritage Palms Community Development
    District Capital Improvement G.O.
    Revenue Bonds,
    6.25%, 11/1/04                                  960                 972

  Hillsborough County Aviation Authority
    G.O. Revenue Refunding Bonds,
    Series A, Tampa International Airport
    (FSA Insured),
    5.50%, 10/1/08                                2,000               2,140

  Hillsborough County IDA IDR Bonds,
    Series A, Health Facilities Project,
    University Community Hospital,
    4.50%, 8/15/03                                  925                 931

  Hillsborough County School District Sales
    TRB (AMBAC Insured),
    5.38%, 10/1/16                                3,750               3,874
    5.38%, 10/1/17                                1,000               1,027
    5.38%, 10/1/18                                1,360               1,389

  Hillsborough County Utilities Refunding
    Revenue Bonds, Junior Lien
    (AMBAC Insured),
    5.50%, 8/1/08                                 2,000               2,146

  Jacksonville Educational Facilities
    Revenue Bonds, Edward Walter
    College Project (First Union National
    Bank LOC),
    3.60%, Mandatory Put 10/1/06                  1,000                 964

  Jacksonville Electric Authority Revenue
    Bonds, Series 3C, Electric System,
    5.63%, 10/1/35                                  500                 502

  Lakeland Electric & Water Revenue
    Refunding Bonds, Series B, First Lien
    (FSA Insured),
    6.05%, 10/1/13                                  500                 560

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 50 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                              PRINCIPAL
                                               AMOUNT              VALUE
                                               (000S)              (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 100.6% - CONTINUED

FLORIDA - 84.1% - (CONTINUED)

  Lee County Transportation Facilities
    Revenue Refunding Bonds, Series A
    (AMBAC Insured),
    5.25%, 10/1/06                            $     415            $    441

  Orlando Utilities Commission Water &
    Electric Revenue Refunding Bonds,
    5.75%, 10/1/05                                  100                 108
    5.00%, 10/1/10                                1,260               1,311

  Orlando Utilities Commission Water &
    Electric Revenue Refunding Bonds,
    Series A,
    5.00%, 10/1/14                                  345                 350

  Orlando Utilities Commission Water &
    Electric Revenue Refunding Bonds,
    Series D,
    6.75%, 10/1/17                                2,000               2,371

  Palm Beach County Airport System G.O.
    Revenue Refunding Bonds
    (MBIA Insured),
    5.50%, 10/1/09                                1,000               1,074

  Palm Beach County COP Refunding
    Bonds, Series B,
    6.50%, 7/1/10                                   250                 286

  Palm Beach County School Board COP
    Revenue Bonds, Series A
    (FGIC Insured), Prerefunded,
    6.00%, 8/1/10                                 1,000               1,120

  Tampa Bay Water Utility System Capital
    Appreciation Revenue Bonds
    (FGIC Insured),
    0.00%, 10/1/06                                1,000                 836

  Vista Lakes Community Development
    District Capital Improvement Revenue
    Bonds, Series B,
    6.35%, 5/1/05                                   395                 400

  West Orange Healthcare District
    Revenue Bonds, Series A,
    5.25%, 2/1/03                                 1,000               1,020
--------------------------------------------------------------------------------
                                                                     39,632
--------------------------------------------------------------------------------
GEORGIA - 4.5%

  Appling County Development Authority
    PCR VRDB, Georgia Power Co. Plant
    Hatch Project,
    1.45%, 4/1/02                                 2,100               2,100
--------------------------------------------------------------------------------
MASSACHUSETTS - 2.1%

  Massachusetts State Health &
    Educational Facilities Authority
    Revenue Bonds, Series A, Caritas
    Christi Obligation Group,
    5.25%, 7/1/07                             $   1,000            $  1,006
--------------------------------------------------------------------------------
PUERTO RICO - 2.3%

  Puerto Rico Municipal Financing Agency
    G.O. Bonds, Series A (FSA Insured),
    6.00%, 8/1/15                                 1,000               1,097
--------------------------------------------------------------------------------
TEXAS - 3.3%

  Brazos River Authority Revenue Bond,
    Series B, TXU Electronic Co. Project,
    4.75%, Mandatory Put 11/1/06                  1,000               1,000

  Panhandle Regional Housing Finance
    Agency Revenue Bonds, Series A
    (Colld. by U.S. Government Securities),
    6.50%, 7/20/21                                  500                 538
--------------------------------------------------------------------------------
                                                                      1,538
--------------------------------------------------------------------------------
VIRGIN ISLANDS - 2.2%

  Virgin Islands PFA Revenue Bonds, Series
    A, Gross Receipts Tax Lien Note,
    5.63%, 10/1/10                                1,000               1,026
--------------------------------------------------------------------------------
VIRGINIA - 2.1%

  Roanoke IDA Hospital Revenue VRDB,
    Series A, Roanoke Memorial Hospitals,
    1.50%, 4/1/02                                 1,000               1,000
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
--------------------------------------------------------------------------------
(COST $47,181)                                                       47,399

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 51 FIXED INCOME FUNDS


FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  FLORIDA INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                               NUMBER              VALUE
                                              OF SHARES            (000S)
--------------------------------------------------------------------------------
OTHER 1.0%

  Dreyfus Municipal Money Market Fund             6,189            $      6

  Dreyfus Tax-Exempt Cash Management
    Fund                                         48,836                  49

  Federated Municipal Cash Trust Money
    Market Fund                                   3,512                   4

  Federated Tax Free Trust Money
    Market Fund No. 15                          409,865                 410
--------------------------------------------------------------------------------
TOTAL OTHER
--------------------------------------------------------------------------------
(COST $469)                                                             469

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.6%
--------------------------------------------------------------------------------
(COST $47,650)                                                       47,868

  Liabilities less Other Assets - (1.6)%                               (760)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $47,108

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 52 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  GLOBAL FIXED INCOME FUND

                                              PRINCIPAL
                                               AMOUNT              VALUE
                                                (000S)(1)          (000S)
--------------------------------------------------------------------------------
DEBT OBLIGATIONS - 90.1%

BRITISH POUND - 6.0%

  Treasury of Great Britain,
    5.00%, 6/7/04                                  $300            $    427
    7.50%, 12/7/06                                  175                 271
    5.75%, 12/7/09                                  147                 214
    8.00%, 6/7/21                                   307                 583
--------------------------------------------------------------------------------
                                                                      1,495
--------------------------------------------------------------------------------
CANADIAN DOLLAR - 4.1%

  Government of Canada,
    6.00%, 9/1/05                                 1,290                 832
    8.00%, 6/1/23                                   250                 192
--------------------------------------------------------------------------------
                                                                      1,024
--------------------------------------------------------------------------------
DANISH KRONE - 1.0%

  Kingdom of Denmark,
    8.00%, 3/15/06                                2,000                 259
--------------------------------------------------------------------------------
EURO - 38.2%

  ABB International Finance Ltd,
    5.25%, 3/8/04                                   250                 193

  AT&T Corp.,
    6.00%, 11/21/06                                 500                 422

  BPB PLC,
    6.50%, 3/17/10                                  250                 210

  British Telecommunications PLC,
    5.88%, 2/16/04                                  250                 221

  Buoni Poliennali del Tesoro,
    3.00%, 6/15/02                                   50                  44
    5.25%, 11/1/29                                  590                 478

  Corus Finance PLC,
    5.38%, 8/9/06                                   250                 185

  Deutsche Bundesrepublik,
    6.25%, 1/4/24                                   450                 425
    6.50%, 7/4/27                                 2,230               2,181

  FKI PLC,
    6.63%, 2/22/10                                  500                 415

  Government of Spain,
    4.00%, 1/31/10                                  800                 639

  Invensys PLC,
    5.50%, 4/1/05                                   250                 199

  Kingdom of Belgium,
    5.75%, 9/28/10                                  500                 449

  MBNA Europe Funding PLC,
    5.25%, 10/12/04                                 500                 430

  NGG Finance PLC,
    5.25%, 8/23/06                                 $500            $    430

  Republic of South Africa,
    7.00%, 10/14/04                                 500                 446

  Sogerim S.A.,
    6.13%, 4/20/06                                  500                 440

  Telkom South Africa Ltd.,
    7.13%, 4/12/05                                  500                 433

  Tyco International Group S.A.,
    4.38%, 11/19/04                               1,000                 798

  WorldCom, Inc.,
    6.75%, 5/15/08                                  600                 453
--------------------------------------------------------------------------------
                                                                      9,491
--------------------------------------------------------------------------------
SWEDISH KRONA - 0.7%

  Kingdom of Sweden,
    9.00%, 4/20/09                                1,600                 184
--------------------------------------------------------------------------------
UNITED STATES DOLLAR - 40.1%

  Capital One Bank,
    6.65%, 3/15/04                                  200                 196

  Corp Andina de Fomento,
    6.75%, 5/19/03                                  200                 205
    7.75%, 3/1/04                                   900                 942

  DaimlerChrysler NA Holding Corp.,
    7.75%, 5/27/03                                  500                 518

  Ford Motor Credit Co.,
    6.70%, 7/16/04                                  500                 506

  General Motors Acceptance Corp.,
    5.88%, 1/22/03                                  600                 607

  Motorola, Inc.,
    6.45%, 2/1/03                                   500                 500

  Royal KPN N.V.,
    7.50%, 10/1/05                                  500                 507

  U.S. Treasury Bonds,
    8.75%, 5/15/17                                  600                 765
    8.88%, 8/15/17                                  300                 387
    8.88%, 2/15/19                                  500                 651
    6.38%, 8/15/27                                1,800               1,879

  U.S. Treasury Notes,
    5.00%, 2/15/11                                2,000               1,938

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 53 FIXED INCOME FUNDS


FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  GLOBAL FIXED INCOME FUND (CONTINUED)

                                              PRINCIPAL
                                                AMOUNT              VALUE
                                               (000S)(1)           (000S)
--------------------------------------------------------------------------------
DEBT OBLIGATIONS - 90.1% - CONTINUED

UNITED STATES DOLLAR - 40.1% - (CONTINUED)

  WorldCom, Inc.,
    6.25%, 8/15/03                                 $400             $   372
--------------------------------------------------------------------------------
                                                                      9,973
--------------------------------------------------------------------------------
TOTAL DEBT OBLIGATIONS
--------------------------------------------------------------------------------
(COST $23,384)                                                       22,426

SHORT-TERM INVESTMENT - 3.7%

  CDC Ixis, Paris, France,
    Eurodollar Time Deposit,
    2.00%, 4/1/02                                   909                 909
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $909)                                                             909

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 93.8%
--------------------------------------------------------------------------------
(COST $24,293)                                                       23,335

  Other Assets less Liabilities - 6.2%                                1,544
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $24,879

(1)  PRINCIPAL AMOUNTS STATED IN LOCAL CURRENCIES.

At March 31, 2002, Global Fixed Income Fund had outstanding foreign currency contracts as follows:

                                               CONTRACT        CONTRACT
                                                AMOUNT          AMOUNT
                                                (LOCAL          (U.S.         UNREALIZED
CONTRACT                        DELIVERY       CURRENCY)       DOLLARS        GAIN/(LOSS)
  TYPE         CURRENCY          DATE           (000S)          (000S)          (000S)
-----------------------------------------------------------------------------------------
Sell           Euro             4/3/02              498            $434             $-

               Australian
Buy            Dollar          5/13/02            3,255           1,662             70

               British
Sell           Pound           5/13/02            1,812           2,575              1

               British
Buy            Pound           5/13/02            1,000           1,420              1

               Canadian
Sell           Dollar          5/13/02            1,690           1,060              1

Sell           Euro            5/13/02           26,999          23,653             34

Buy            Euro            5/13/02            7,185           6,310            (52)

               Japanese
Sell           Yen             5/13/02          801,608           6,243            182

               Japanese
Buy            Yen             5/13/02        2,243,243          17,004            (43)

               Swedish
Buy            Krona           5/13/02           15,540           1,467             30

--------------------------------------------------------------------------------------------
Total                                                                             $224

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 54 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  HIGH YIELD FIXED INCOME FUND

                                              PRINCIPAL
                                               AMOUNT              VALUE
                                                (000S)             (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 82.0%

AUTO PARTS & EQUIPMENT - 1.9%

  Dana Corp.,(1)
    10.13%, 3/15/10                             $ 2,500            $  2,600

  Dura Operating Corp.,
    9.00%, 5/1/09                                 2,500               2,488
--------------------------------------------------------------------------------
                                                                      5,088
--------------------------------------------------------------------------------
BANKS - 2.7%

  Sovereign Bancorp, Senior Notes,
    10.25%, 5/15/04                               7,000               7,472
--------------------------------------------------------------------------------
BEVERAGES - 1.3%

  Constellation Brands, Inc.,
    8.13%, 1/15/12                                3,500               3,570
--------------------------------------------------------------------------------
BUILDING MATERIALS - 1.3%

  Nortek, Inc.,
    9.88%, 6/15/11                                1,500               1,549

  Wolverine Tube, Inc.,(1)
    10.50%, 4/1/09                                2,000               2,005
--------------------------------------------------------------------------------
                                                                      3,554
--------------------------------------------------------------------------------
CABLE TELEVISION - 3.1%

  Charter Communications Holdings LLC,
    Senior Notes,
    10.75%, 10/1/09                               3,000               2,985

  EchoStar Broadband Corp.,
    10.38%, 10/1/07                               2,500               2,681

  Mediacom Broadband LLC,
    11.00%, 7/15/13                               2,500               2,763
--------------------------------------------------------------------------------
                                                                      8,429
--------------------------------------------------------------------------------
CHEMICALS - 3.9%

  Airgas, Inc.,
    9.13%, 10/1/11                                3,000               3,180

  ISP Chemco, Inc.,
    10.25%, 7/1/11                                3,250               3,437

  MacDermid, Inc.,
    9.13%, 7/15/11                                2,500               2,600

  OM Group, Inc.,(1)
    9.25%, 12/15/11                               1,250               1,300
--------------------------------------------------------------------------------
                                                                     10,517
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.5%

  Affinity Group Holdings, Inc.,
    11.00%, 4/1/07                                2,300               2,254

  Avis Rent A Car, Inc., Senior Subordinated
    Notes,
    11.00%, 5/1/09                                4,000               4,360

  Coinmach Corp.,(1)
    9.00%, 2/1/10                               $ 2,800            $  2,884

  Stewart Enterprises, Inc.,
    10.75%, 7/1/08                                2,500               2,750
--------------------------------------------------------------------------------
                                                                     12,248
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.9%

  Elizabeth Arden, Inc.,
    11.75%, 2/1/11                                2,500               2,500
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.1%

  Capital One Financial Corp.,
    8.75%, 2/1/07                                 3,000               2,973
--------------------------------------------------------------------------------
ELECTRIC - 4.9%

  AES Corp., Senior Notes,
    8.75%, 12/15/02                               1,000                 930
    9.38%, 9/15/10                                  750                 585

  AES Corp., Senior Subordinated Notes,
    10.25%, 7/15/06                               6,025               4,097

  Calpine Corp.,
    8.25%, 8/15/05                                4,500               3,600
    8.50%, 2/15/11                                1,850               1,475

  Mirant Americas Generation, Inc.,
    9.13%, 5/1/31                                 3,000               2,550
--------------------------------------------------------------------------------
                                                                     13,237
--------------------------------------------------------------------------------
ENTERTAINMENT - 1.5%

  Regal Cinemas, Inc.,(1)
    9.38%, 2/1/12                                 2,000               2,090

  Six Flags, Inc.,(1)
    8.88%, 2/1/10                                 2,000               2,025
--------------------------------------------------------------------------------
                                                                      4,115
--------------------------------------------------------------------------------
FOOD - 3.8%

  Del Monte Corp.,
    9.25%, 5/15/11                                2,000               2,095

  Dominos, Inc., Series B,
    10.38%, 1/15/09                               2,500               2,675

  Luigino's, Inc., Senior Subordinated Notes,
    10.00%, 2/1/06                                2,500               2,572

  Pilgrims Pride Corp.,
    9.63%, 9/15/11                                3,000               3,150
--------------------------------------------------------------------------------
                                                                     10,492
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.8%

  Appleton Papers, Inc.,(1)
    12.50%, 12/15/08                              1,500               1,470

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 55 FIXED INCOME FUNDS


FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  HIGH YIELD FIXED INCOME FUND (CONTINUED)

                                              PRINCIPAL
                                               AMOUNT              VALUE
                                                (000S)             (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 82.0% - CONTINUED

FOREST PRODUCTS & PAPER - (CONTINUED)

  Longview Fibre Co.,(1)
    10.00%, 1/15/09                                $700            $    728
--------------------------------------------------------------------------------
                                                                      2,198
--------------------------------------------------------------------------------
GAMING - 7.1%

  Alliance Gaming Corp.,
    10.00%, 8/1/07                                4,000               4,195

  Aztar Corp.,
    9.00%, 8/15/11                                4,500               4,680

  Boyd Gaming Corp.,
    9.50%, 7/15/07                                2,000               2,080

  Jacobs Entertainment Co., (1)
    11.88%, 2/1/09                                1,500               1,481

  Park Place Entertainment Corp.,
    9.38%, 2/15/07                                3,000               3,180

  Venetian Casino Resort LLC,
    12.25%, 11/15/04                              3,500               3,684
--------------------------------------------------------------------------------
                                                                     19,300
--------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT - 1.0%

  Alaris Medical Systems, Inc.,
    11.63%, 12/1/06                               2,500               2,725
--------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 1.1%

  Insight Health Services Corp.,(1)
    9.88%, 11/1/11                                  500                 511

  Rotech Healthcare, Inc.,(1)
    9.50%, 4/1/12                                   300                 310

  Select Medical Corp.,
    9.50%, 6/15/09                                2,250               2,317
--------------------------------------------------------------------------------
                                                                      3,138
--------------------------------------------------------------------------------
HOME BUILDERS - 2.1%

  K Hovnanian Enterprises, Inc.,(1)
    8.88%, 4/1/12                                 2,000               1,960

  WCI Communities, Inc.,
    10.63%, 2/15/11                               3,500               3,780
--------------------------------------------------------------------------------
                                                                      5,740
--------------------------------------------------------------------------------
INSURANCE - 2.3%

  CNA Financial Corp.,
  7.25%, 11/15/23                                 2,500               2,010

  Willis Corroon Corp.,
    9.00%, 2/1/09                                 4,000               4,240
--------------------------------------------------------------------------------
                                                                      6,250
--------------------------------------------------------------------------------
IRON/STEEL - 0.1%

  Republic Technologies International/RTI
    Capital Corp.,(2)
    13.75%, 7/15/09                             $ 2,500            $    163
--------------------------------------------------------------------------------
LEISURE TIME - 1.3%

  Bally Total Fitness Holdings, Senior
    Subordinated Notes, Series D,
    9.88%, 10/15/07                               3,500               3,509
--------------------------------------------------------------------------------
LODGING - 1.3%

  Hammons (John Q.) Hotels, Inc.,
    8.88%, 2/15/04                                3,500               3,491
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 2.3%

  Joy Global, Inc.,(1)
    8.75%, 3/15/12                                3,000               3,098

  Terex Corp.,
    10.38%, 4/1/11                                3,000               3,247
--------------------------------------------------------------------------------
                                                                      6,345
--------------------------------------------------------------------------------
MEDIA - 5.0%

  American Media Operation, Inc., Senior
    Subordinated Notes,
    10.25%, 5/1/09                                4,000               4,140

  Entravision Communications Corp.,(1)
    8.13%, 3/15/09                                2,500               2,525

  Gray Communication System,(1)
    9.25%, 12/15/11                               3,000               3,090

  Sinclair Broadcast Group, Inc.,(1)
    8.00%, 3/15/12                                2,500               2,481

  XM Satellite Radio, Inc.,
    14.00%, 3/15/10                               2,000               1,420
--------------------------------------------------------------------------------
                                                                     13,656
--------------------------------------------------------------------------------
MINING - 0.8%

  Compass Minerals Group, Inc.,(1)
    10.00%, 8/15/11                               2,000               2,108
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 0.7%

  Foamex LP,(1)
    10.75%, 4/1/09                                2,000               2,050
--------------------------------------------------------------------------------
OIL & GAS - 2.2%

  Magnum Hunter Resources, Inc.,(1)
    9.60%, 3/15/12                                2,750               2,881

  Tesoro Petroleum Corp.,
    9.63%, 11/1/08                                3,000               3,045
--------------------------------------------------------------------------------
                                                                      5,926
--------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 56 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

                                              PRINCIPAL
                                               AMOUNT              VALUE
                                                (000S)             (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 82.0% - CONTINUED

OIL & GAS PRODUCERS - 3.0%

  Comstock Resources, Inc.,
    11.25%, 5/1/07                              $ 2,500            $  2,600

  Denbury Resources, Inc.,
    9.00%, 3/1/08                                 2,500               2,450

  Plains Resources, Inc.,
    10.25%, 3/15/06                               2,000               2,060

  Plains Resources, Inc., Senior
    Subordinated Notes,
    10.25%, 3/15/06                               1,000               1,030
--------------------------------------------------------------------------------
                                                                      8,140
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 3.8%

  AmeriGas Partners LP,
    8.88%, 5/20/11                                4,000               4,120

  Dresser, Inc.,
    9.38%, 4/15/11                                3,000               3,090

  Key Energy Services, Inc., Senior
    Subordinated Notes,
    14.00%, 1/15/09                               2,703               3,135
--------------------------------------------------------------------------------
                                                                     10,345
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 2.3%

  Applied Extrusion Technologies, Inc.,
    10.75%, 7/1/11                                2,000               2,120

  Consolidated Container Co. LLC, Senior
    Subordinated Notes,
    10.13%, 7/15/09                               1,500               1,103

  Plastipak Holdings, Inc.,(1)
    10.75%, 9/1/11                                2,750               2,994
--------------------------------------------------------------------------------
                                                                      6,217
--------------------------------------------------------------------------------
REITS - 2.8%

  Host Marriott LP,(1)
    9.50%, 1/15/07                                2,000               2,095

  iStar Financial, Inc.,
    8.75%, 8/15/08                                2,500               2,575

  Meristar Hospitality Corp.,(1)
    9.13%, 1/15/11                                3,000               3,064
--------------------------------------------------------------------------------
                                                                      7,734
--------------------------------------------------------------------------------
REMEDIATION SERVICES - 1.9%

  Allied Waste N.A., Inc., Senior
    Subordinated Notes,
    10.00%, 8/1/09                                5,000               5,062

  IT Group, Inc., Senior Subordinated Notes,
    Series B,(2)
    11.25%, 4/1/09                              $ 3,250            $     33
--------------------------------------------------------------------------------
                                                                      5,095
--------------------------------------------------------------------------------
RETAIL - 2.1%

  Petco Animal Supplies, Inc.,(1)
    10.75%, 11/1/11                               2,500               2,737

  Rite Aid Corp.,
    11.25%, 7/1/08                                4,000               3,120
--------------------------------------------------------------------------------
                                                                      5,857
--------------------------------------------------------------------------------
SEMICONDUCTORS - 0.8%

  Fairchild Semiconductor Corp., Senior
    Subordinated Notes,
    10.13%, 3/15/07                               2,000               2,080
--------------------------------------------------------------------------------
SPECIAL PURPOSE - 1.5%

  Aircraft Finance Trust, Subordinated
    Bonds, Series 1999 - 1A, Class D,(1)
    11.00%, 5/15/24                               5,000               4,090
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.7%

  Hyperion Telecommunications, Senior
    Notes, Series B,(2)
    12.25%, 9/1/04                                2,000                 300

  Madison River Finance Corp.,
    Senior Notes,
    13.25%, 3/1/10                                2,000               1,560
--------------------------------------------------------------------------------
                                                                      1,860
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 2.5%

  Alamosa Delaware, Inc.,
    12.50%, 2/1/11                                3,250               2,665
    13.63%, 8/15/11                               1,000                 850

  IPCS, Inc.,
    14.00%, 7/15/10                               2,500               1,375

  Leap Wireless, Senior Notes,
    12.50%, 4/15/10                               3,000               1,890
--------------------------------------------------------------------------------
                                                                       6,780
--------------------------------------------------------------------------------
TOBACCO - 1.6%

  DIMON, Inc.,
    9.63%, 10/15/11                               4,000               4,240
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
--------------------------------------------------------------------------------
(COST $230,989)                                                     223,232

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 57 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  HIGH YIELD FIXED INCOME FUND (CONTINUED)

                                               PRINCIPAL
                                                AMOUNT             VALUE
                                                 (000S)            (000S)
--------------------------------------------------------------------------------

FOREIGN BONDS - 7.7%

AEROSPACE/DEFENSE - 1.1%

  Dunlop Standard Aerospace Holdings PLC,
    Senior Notes,
    11.88%, 5/15/09                             $ 3,000            $  3,060
--------------------------------------------------------------------------------
CHEMICALS - 0.8%

  Avecia Group PLC,
    11.00%, 7/1/09                                2,000               2,080
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.5%

  Bunge Trading Ltd.,(1)
    9.25%, 5/1/02                                 1,250               1,253
--------------------------------------------------------------------------------
HEALTH CARE - 1.5%

  Dynacare, Inc., Senior Notes,
    10.75%, 1/15/06                               4,000               4,140
--------------------------------------------------------------------------------
INSURANCE - 0.8%

  Fairfax Financial Holdings Ltd.,
    8.25%, 10/1/15                                3,000               2,268
--------------------------------------------------------------------------------
OIL & GAS - 1.1%

  Baytex Energy Ltd.,
    10.50%, 2/15/11                               3,000               3,083
--------------------------------------------------------------------------------
PHARMACEUTICALS - 0.5%

  Biovail Corp.,
    7.88%, 4/1/10                                 1,250               1,242
--------------------------------------------------------------------------------
TRANSPORTATION - 1.4%

  Sea Containers Ltd.,
    12.50%, 12/1/04                               1,250               1,187
    10.75%, 10/15/06                                500                 420

  Teekay Shipping Corp.,
    8.88%, 7/15/11                                2,000               2,100
--------------------------------------------------------------------------------
                                                                      3,707
--------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
--------------------------------------------------------------------------------
(COST $20,122)                                                       20,833

                                                NUMBER             VALUE
                                               OF SHARES           (000S)
--------------------------------------------------------------------------------
WARRANTS - 0.1%

  Horizon PCS, Inc., Exp. 10/1/10*(1)             2,000                  60

  IPCS, Inc., Exp. 7/15/10*(1)                    1,500                  15

  Leap Wireless International,
    Exp. 4/15/10*(1)                              2,500                 100

  Leap Wireless, Exp. 4/15/10*(1)                 2,000                  40

  Republic Technologies International
    Corp., Exp. 7/15/09*                          2,500            $      -

  WRC Media, Inc., Exp. 11/15/09*(1)              4,059                   -

  XM Satellite Radio, Exp. 3/15/10*(1)            2,000                  50
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $10)                                                              265

                                               PRINCIPAL
                                                AMOUNT             VALUE
                                                 (000S)            (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.9%

  CDC Ixis, Paris, France,
    Eurodollar Time Deposit,
    2.00%, 4/1/02                                $7,886               7,886
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $7,886)                                                         7,886

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 92.7%
--------------------------------------------------------------------------------
(COST $259,007)                                                     252,216
  Other Assets less Liabilities - 7.3%                               19,894
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $272,110

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933. THE VALUE OF THESE SECURITIES IS DETERMINED BY VALUATIONS SUPPLIED BY A PRICING SERVICE OR BROKERS, OR IF NOT AVAILABLE IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRUSTEES OF NORTHERN FUNDS. AT MARCH 31, 2002, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $54,095,000 OR 19.9% OF NET ASSETS.

(2) NON-INCOME PRODUCING SECURITY. ISSURER HAS DEFAULTED ON TERMS OF DEBT OBLIGATION. AT MARCH 31, 2002, VALUE REPRESENTS 0.2% OF NET ASSETS.

*    NON-INCOME PRODUCING SECURITY

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 58 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  HIGH YIELD MUNICIPAL FUND

                                               PRINCIPAL
                                                AMOUNT             VALUE
                                                 (000S)            (000S)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.9%

ALABAMA - 6.8%

  Huntsville Carlton Cove Special Care
    Facilities Financing Authority Revenue
    Bonds, Series A, Carlton Cove, Inc.
    Project,
    8.13%, 11/15/31                              $  750            $    740

  Rainbow City Special Health Care
    Facilities Financing Authority Revenue
    Bonds, Series A, Regency Pointe,
    8.25%, 1/1/31                                   700                 719

  West Jefferson Industrial Development
    Board Revenue Refunding VRDB,
    Alabama Power Co. Project,
    1.45%, 4/1/02                                 1,100               1,100
--------------------------------------------------------------------------------
                                                                      2,559
--------------------------------------------------------------------------------
ALASKA - 0.6%

  Alaska Industrial Development & Export
    Authority Power Revenue Bonds
    (AMT), Upper Lynn Canal Regional
    Power,
    5.88%, 1/1/32                                   300                 233
--------------------------------------------------------------------------------
ARIZONA - 3.6%

  Coconino County PCR Bonds, Series A
    (AMT), Tucson Electric Power Navajo,
    7.13%, 10/1/32                                  400                 411

  Maricopa County PCR Refunding Bonds,
    El Paso Electric Co.,
    6.15%, Mandatory Put 8/1/02                     500                 503

  Peoria IDA Non-Profit Revenue Refunding
    Bonds, Series A, Sierra Winds Life,
    6.25%, 8/15/20                                  500                 462
--------------------------------------------------------------------------------
                                                                      1,376
--------------------------------------------------------------------------------
ARKANSAS - 1.6%

  Little Rock Hotel & Restaurant Gross
    Receipts Tax Revenue Refunding
    Bonds,
    7.38%, 8/1/15                                   500                 593
--------------------------------------------------------------------------------
CALIFORNIA - 2.6%

  Los Angeles Regional Airports
    Improvement Corp. Revenue Bonds,
    Series C (AMT), American Airlines Inc.,
    7.50%, 12/1/24                                  500                 485

  San Diego County COP, Burnham
    Institute,
    5.70%, 9/1/11                                   500                 511
--------------------------------------------------------------------------------
                                                                        996
--------------------------------------------------------------------------------
COLORADO - 4.7%

  Colorado Health Facilities Authority
    Revenue Bonds, Portercare Adventist
    Health Hospital,
    6.50%, 11/15/31                              $  500            $    519

  Colorado Health Facilities Authority
    Revenue Bonds, Vail Valley Medical
    Center Project,
    5.80%, 1/15/27                                  500                 477

  Denver City & County Airport Revenue
    Bonds, Series A, Prerefunded,
    7.25%, 11/15/02                                 250                 263

  Northwest Parkway Public Highway
    Authority Revenue Bonds, Series D,
    First Tier Subordinate,
    7.13%, 6/15/41                                  500                 504
--------------------------------------------------------------------------------
                                                                      1,763
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.9%

  District of Columbia Revenue Bonds,
    Methodist Home of the District of
    Columbia Issue,
    6.00%, 1/1/20                                   400                 354
--------------------------------------------------------------------------------
FLORIDA - 5.1%

  Crossings at Fleming Island Community
    Development District Special
    Assessment Revenue Refunding
    Bonds, Series C,
    7.05%, 5/1/15                                   500                 528

  Heritage Palms Community Development
    District Capital Improvement Revenue
    Bonds,
    6.25%, 11/1/04                                  475                 481

  Poinciana Community Development
    District Special Assessment Bonds,
    Series A,
    7.13%, 5/1/31                                   500                 514

  Vista Lakes Community Development
    District Capital Improvement Revenue
    Bonds, Series B,
    6.35%, 5/1/05                                   400                 405
--------------------------------------------------------------------------------
                                                                      1,928
--------------------------------------------------------------------------------
GEORGIA - 2.0%

  Georgia State G.O. Bonds, Series D,
    5.75%, 10/1/12                                  705                 766
--------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 59 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS

  HIGH YIELD MUNICIPAL FUND (CONTINUED)

                                              PRINCIPAL
                                                AMOUNT        VALUE
                                                (000S)        (000S)
----------------------------------------------------------------------
MUNICIPAL BONDS - 96.9% - CONTINUED

ILLINOIS - 5.5%

  Cook County Capital Improvement G.O.
    Bonds (FGIC Insured), Prerefunded,
    5.88%, 11/15/06                           $ 1,000       $ 1,094

  Illinois Development Finance Authority
    Revenue Bonds, Series B,
    Midwestern University,
    6.00%, 5/15/31                                500           493

  Illinois Health Facilities Authority
    Revenue Bonds, Series A,
    Lutheran Senior Ministries Obligation,
    7.38%, 8/15/31                                500           497
----------------------------------------------------------------------
                                                              2,084
----------------------------------------------------------------------
INDIANA - 1.3%

  Indiana Health Facility Financing
    Authority Revenue Bonds, Series A,
    Community Foundation of Northwest
    Indiana,
    6.38%, 8/1/31                                 500           476
----------------------------------------------------------------------
IOWA - 1.3%

  Bremer County Healthcare & Residential
    Facilities Revenue Bonds,
    Bartels Lutheran Home Project,
    7.25%, 11/15/29                               500           499
----------------------------------------------------------------------
KANSAS - 1.3%

  Olathe Kansas Senior Living Facility
    Revenue Bonds, Series A,
    Aberdeen Village, Inc.,
    8.00%, 5/15/30                                500           510
----------------------------------------------------------------------
LOUISIANA - 3.2%

  Beauregard Parish Revenue Refunding
    Bonds, Boise Cascade Corp. Project,
    6.80%, 2/1/27                                 700           687

  West Feliciana Parish PCR Refunding
    Bonds, Series A, Entergy Gulf States,
    Inc.,
    5.65%, Mandatory Put 9/1/04                   500           512
----------------------------------------------------------------------
                                                              1,199
----------------------------------------------------------------------
MARYLAND - 1.4%

  Anne Arundel County Special Obligation
    Revenue Bonds, National Business
    Park Project,
    7.38%, 7/1/28                                 500           527
----------------------------------------------------------------------
MASSACHUSETTS - 2.6%

 Massachusetts Development Finance
    Agency Revenue Bonds, Series B,
    Briarwood,
    8.25%, 12/1/30                            $   500       $   512

  Massachusetts Health & Educational
    Facilities Authority Revenue Bonds,
    Series E, Berkshire Health System,
    6.25%, 10/1/31                                500           488
----------------------------------------------------------------------
                                                              1,000
----------------------------------------------------------------------
MICHIGAN - 0.8%

  Michigan Strategic Fund Limited
    Obligation Revenue Bonds (AMT),
    Waste Management, Inc. Project,
    6.63%, 12/1/12                                300           308
----------------------------------------------------------------------
MISSISSIPPI - 3.6%

  Claiborne County PCR Bonds,
    Systems Energy Resources, Inc.,
    7.30%, 5/1/25                                 155           155

  Medical Center Educational Building
    Corp. Medical Revenue VRDB, Adult
    Hospital Project (AMBAC Insured),
    1.50%, 4/4/02                                 600           600

  Mississippi Business Finance Corp. PCR
    Refunding Bonds, Systems Energy
    Resources, Inc. Project,
    5.90%, 5/1/22                                 630           599
----------------------------------------------------------------------
                                                              1,354
----------------------------------------------------------------------
MISSOURI - 2.7%

  Howard Bend Levee District Special Tax
    Bonds,
    5.85%, 3/1/19                                 500           505

  St. Louis IDA Revenue Bonds, Series A
    (AMT), Senior Lien - St. Louis
    Convention Center Project,
    7.20%, 12/15/28                               500           520
----------------------------------------------------------------------
                                                              1,025
----------------------------------------------------------------------
NEVADA - 1.3%

  Nevada State Director Department of
    Business & Industry Revenue Bonds,
    Las Vegas Monorail Project,
    7.38%, 1/1/40                                 500           481
----------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 60 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

                                              PRINCIPAL
                                                AMOUNT        VALUE
                                                (000S)        (000S)
----------------------------------------------------------------------
MUNICIPAL BONDS - 96.9% - CONTINUED

NEW HAMPSHIRE - 1.3%

  New Hampshire Business Finance
    Authority PCR Refunding Bonds,
    Series D (AMT), Public Service Co. of
    New Hampshire,
    6.00%, 5/1/21                             $   500       $   497
----------------------------------------------------------------------
NEW MEXICO - 1.5%

  New Mexico Educational Assistance
    Foundation Student Loan Revenue
    Bonds, Series II-C (AMT), Second
    Subordinate,
    6.00%, 12/1/08                                570           580
----------------------------------------------------------------------
NEW YORK - 6.9%

  New York City G.O. Bonds, Series H,
    5.25%, 3/15/18                                400           391

  New York City Industrial Development
    Agency Airport Revenue Bonds,
    Series A (AMT), Airis JFK I LLC Project,
    5.50%, 7/1/28                                 500           455

  New York City Industrial Development
    Agency Civic Facilities Revenue Bonds,
    Polytechnic University Project,
    6.13%, 11/1/30                                500           513

  New York State Local Government
    Assistance Corp. Revenue Bonds,
    Series A (Colld. by U.S. Government
    Securities), Prerefunded,
    6.70%, 4/1/02                                 500           510

  Yonkers N.Y. Industrial Development
    Agency Civic Facilities Revenue Bonds,
    Series B, St. Johns Riverside Hospital,
    7.13%, 7/1/31                                 700           728
----------------------------------------------------------------------
                                                              2,597
----------------------------------------------------------------------
NORTH CAROLINA - 3.9%

  North Carolina Eastern Municipal Power
    Agency Power Systems Revenue
    Bonds, Series D,
    6.45%, 1/1/14                                 385           408

  North Carolina Eastern Municipal Power
    Agency Power Systems Revenue
    Refunding Bonds, Series B,
    6.13%, 1/1/09                                 500           527

  North Carolina Municipal Power Agency
    No. 1 Catawba Electric Revenue
    Bonds, Series B,
    6.38%, 1/1/13                                 500           528
----------------------------------------------------------------------
                                                              1,463
----------------------------------------------------------------------
OKLAHOMA - 3.2%

  Langston Economic Development
    Authority Student Housing Revenue
    Bonds, Series A, Langston
    Community
    Development Corp.,
    7.75%, 8/1/30                             $   500       $   490

  Oklahoma Development Finance
    Authority Revenue Bonds, Series A,
    Continuing Care Retirement Inverness
    Village,
    8.00%, 2/1/32                                 750           717
----------------------------------------------------------------------
                                                              1,207
----------------------------------------------------------------------
OREGON - 2.0%

  Klamath Falls Electric Revenue Refunding
    Bonds, Senior Lien - Klamath Cogen,
    5.88%, 1/1/16                                 750           754
----------------------------------------------------------------------
PENNSYLVANIA - 9.7%

  Allegheny County Hospital Development
    Authority Revenue Bonds, Series A,
    Covenant at South Hills Project,
    8.75%, 2/1/31                                 500           528

  Beaver County IDA PCR Refunding Bonds,
    Series A, Cleveland Electric
    Illuminating Co.,
    7.75%, 7/15/25                                100           108

  Carbon County IDA Resource Recovery
    Refunding Bonds (AMT), Panther Creek
    Partners Project,
    6.65%, 5/1/10                                 500           530

  Delaware County Authority College
    Revenue Bonds, Series B,
    Eastern College,
    5.50%, 10/1/24                                270           253

  Montgomery County Higher Education &
    Health Authority Revenue Bonds,
    Series A, Philadelphia Geriatric Center,
    7.25%, 12/1/19                                500           499

  Pennsylvania Economic Development
    Financing Authority Exempt Facilities
    Revenue Bonds, Series A (AMT),
    Amtrak Project,
    6.13%, 11/1/21                                500           490

  Pennsylvania Economic Development
    Financing Authority Exempt Facility
    Revenue Bonds, Series A (AMT),
    National Gypsum Co., Shippingport
    Project,
    6.25%, 11/1/27                                400           298

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 61 FIXED INCOME FUNDS

FIXED INCOME FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  HIGH YIELD MUNICIPAL FUND (CONTINUED)

                                              PRINCIPAL
                                                AMOUNT        VALUE
                                                (000S)        (000S)
----------------------------------------------------------------------
MUNICIPAL BONDS - 96.9% - CONTINUED

PENNSYLVANIA - 9.7% - (CONTINUED)

  Pennsylvania Higher Educational Facilities
    Authority Student Housing
    Revenue Bonds, Series A,
    Student Association, Inc. Project,
    6.75%, 9/1/32                             $   500       $   503

  Philadelphia Hospitals & Higher
    Education Facilities Revenue Bonds,
    Chestnut Hill College,
    6.00%, 10/1/29                                500           477
----------------------------------------------------------------------
                                                              3,686
----------------------------------------------------------------------
PUERTO RICO - 1.4%

  Puerto Rico Industrial Tourist Educational
    Medical & Environmental Control
    Facilities Revenue Bonds (AMT),
    AES Puerto Rico Project,
    6.63%, 6/1/26                                 500           517
----------------------------------------------------------------------
SOUTH CAROLINA - 1.2%

  Florence County IDR Bonds,
    Stone Container Corp.,
    7.38%, 2/1/07                                 440           442
----------------------------------------------------------------------
TENNESSEE - 5.4%

  Knox County Health Educational &
    Housing Facilities Board Revenue
    Bonds, Baptist Health System,
    6.50%, 4/15/31                                750           734

  Memphis-Shelby County Airport Authority
    Special Facilities Revenue Refunding
    Bonds, Federal Express Corp.,
    5.00%, 9/1/09                                 750           765

  Metropolitan Government Nashville &
    Davidson County Health & Education
    Facility Board Revenue Bonds,
    Meharry Medical College Project
    (AMBAC Insured), Prerefunded,
    6.88%, 12/1/04                                500           557
----------------------------------------------------------------------
                                                              2,056
----------------------------------------------------------------------
TEXAS - 6.5%

  Austin City Convention Center Revenue
    Bonds, Series A, Convention
    Enterprises, Inc.,
    6.70%, 1/1/32                                 700           708

  Brazos River PCR Refunding Bonds,
    Series C (AMT), TXU Electric Co.
    Project,
    5.75%, Mandatory Put 11/1/11                  750           741

  El Paso City International Airport Revenue
    Refunding Bonds, Special Facilities,
    Marriott Corp. Project,
    7.88%, 3/1/22                             $   500       $   506

  Houston Industrial Development Corp.
    Revenue Bonds (AMT), Air Cargo,
    6.38%, 1/1/23                                 500           489
----------------------------------------------------------------------
                                                              2,444
----------------------------------------------------------------------
VERMONT - 1.0%

  Vermont Educational & Health Buildings
    Financing Agency Healthcare Facility
    Revenue Bonds, Copley Manor Project,
    6.15%, 4/1/19                                 500           373
----------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
----------------------------------------------------------------------
(COST $36,590)                                               36,647



                                                NUMBER       VALUE
                                              OF SHARES      (000S)
----------------------------------------------------------------------
OTHER - 1.5%

  Federated Tax Free Trust Money
    Market Fund No. 15                        578,213           578
----------------------------------------------------------------------
TOTAL OTHER
----------------------------------------------------------------------
(COST $578)                                                     578

----------------------------------------------------------------------
TOTAL INVESTMENTS - 98.4%
----------------------------------------------------------------------
(COST $37,168)                                               37,225
    Other Assets less Liabilities - 1.6%                        619
----------------------------------------------------------------------
NET ASSETS - 100.0%                                         $37,844

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 62 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

   SCHEDULE OF INVESTMENTS                                        MARCH 31, 2002

   INTERMEDIATE TAX-EXEMPT FUND

                                         PRINCIPAL
                                           AMOUNT           VALUE
                                           (000S)           (000S)
----------------------------------------------------------------------
MUNICIPAL BONDS - 99.7%

ALABAMA - 1.8%

   Mobile County Water Sewer & Fire
     Protection Authority Revenue
     Refunding Bonds (FGIC Insured),
     5.25%, 9/1/07                       $   1,485        $    1,533

   West Jefferson Industrial
     Development Board Revenue
     Refunding Bonds, Alabama Power
     Co. Project,
     1.45%, 4/1/02                          11,000            11,000
------------------------------------------------------------------------
                                                              12,533
------------------------------------------------------------------------
ALASKA - 0.5%

   Alaska State Housing Financial Corp.
     Revenue Bonds, Series A
     (G.O. of Corp.),
     6.00%, 12/1/40                          1,375             1,401

   Alaska State International Airport
     Revenue Bonds, Series B
     (AMBAC Insured),
     5.50%, 10/1/11                          2,060             2,183
------------------------------------------------------------------------
                                                               3,584
------------------------------------------------------------------------
ARIZONA - 3.7%

   Maricopa County Peoria Unified
     School District No. 11 G.O. Bonds,
     Project of 1991, Prerefunded,
     5.60%, 7/1/05                           2,000             2,146

   Maricopa County Public Finance
     Corp. Lease Revenue Bonds
     (AMBAC Insured),
     5.50%, 7/1/15                           2,000             2,102

   Mesa Utilities System Revenue
     Refunding Bonds (FGIC Insured),
     5.25%, 7/1/16                           5,000             5,209

   Phoenix City G.O. Refunding Bonds,
     Series A,
     4.90%, 7/1/02                           3,500             3,527

   Phoenix Civic Improvement Corp.
     Revenue Bonds,
     5.25%, 7/1/10                           5,260             5,574

   Phoenix Civic Improvement Corp.
     Revenue Refunding Bonds
     (FGIC Insured),
     5.25%, 7/1/17                           1,315             1,360

   Salt River Project Agricultural
     Improvement & Power District
     Electricity System Revenue
     Refunding Bonds, Series A,
     5.50%, 1/1/05                           1,000             1,054

   Salt River Project Agricultural
     Improvement & Power District
     Revenue Refunding Bonds,
     Series A, Salt River Project,
     5.00%, 1/1/09                       $   3,745        $    3,906
------------------------------------------------------------------------
                                                              24,878
------------------------------------------------------------------------
CALIFORNIA - 4.6%

   Anaheim PFA Revenue Bonds,
     Series A, Electric System
     Disaster Facilities,
     5.00%, 10/1/27                          3,000             2,863

   Bay Area Government Association
     Rapid Transit Revenue Bonds,
     Series A, Bart SFO Extension,
     Federal Transportation Authority
     Capital Grant (AMBAC Insured),
     5.00%, 6/15/08                          3,000             3,019

   California State G.O. Bonds
     (AMBAC Insured),
     5.00%, 10/1/18                          3,110             3,055

   California State G.O. Bonds,
     5.75%, 5/1/30                           5,000             5,186

   California State G.O. Refunding Bonds
     (FSA Insured),
     5.25%, 2/1/10                           5,360             5,677

   California State G.O. Refunding
     Bonds,
     5.25%, 2/1/11                           3,000             3,142

   Foothill/Eastern Transportation
     Corridor Agency Toll Road
     Senior Lien Capital Appreciation
     Revenue Bonds, Series A,
     Escrowed to Maturity,
     0.00%, 1/1/05                           1,000               911

   San Jose Financing Authority Lease
     Revenue Refunding Bonds,
     Series F, Convention Center Project
     (MBIA Insured),
     5.00%, 9/1/19                           2,500             2,456

   San Jose Redevelopment Agency Tax
     Allocation Bonds, Merged Area
     Redevelopment Project
     (MBIA Insured),
     5.00%, 8/1/17                           5,000             4,989
------------------------------------------------------------------------
                                                              31,298
------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 63 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   SCHEDULE OF INVESTMENTS

   INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                         PRINCIPAL
                                          AMOUNT            VALUE
                                         (000S)             (000S)
----------------------------------------------------------------------
MUNICIPAL BONDS - 99.7% - CONTINUED

COLORADO - 1.4%

   Arapahoe County School District
     No. 5 Cherry Creek G.O. Refunding
     Bonds, Series A
     (State Aid Withholding),
     5.25%, 12/15/04                     $   5,040        $    5,223

   Metro Wastewater Reclamation
     District Gross Revenue Refunding
     Bonds,
     5.45%, 4/1/12                           2,000             2,086

   Metro Wastewater Reclamation
     District Gross Revenue Refunding
     Bonds, Series B (MBIA Insured),
     6.75%, 4/1/03                           2,000             2,090
------------------------------------------------------------------------
                                                               9,399
------------------------------------------------------------------------
CONNECTICUT - 1.5%

   Connecticut Special Tax Obligation
     Revenue Refunding Bonds,
     Series B, Transportation
     Infrastructure (FSA Insured),
     5.38%, 10/1/10                          2,150             2,307

   Connecticut State G.O. Refunding
     Bonds, Series C,
     5.25%, 12/15/07                         1,500             1,591

   Connecticut State Special Tax
     Obligation Transportation
     Infrastructure Revenue Bonds,
     Series B (FSA Insured),
     5.50%, 11/1/05                          6,000             6,409
------------------------------------------------------------------------
                                                              10,307
------------------------------------------------------------------------
FLORIDA - 3.9%

   Dade County Water & Sewer System
     Revenue Bonds (FGIC Insured),
     6.25%, 10/1/06                          3,375             3,716

   Florida State Board of Education
     Public Education G.O. Refunding
     Bonds, Series D, Capital Outlay,
     5.38%, 6/1/18                           5,000             5,112

   Florida State Division of Bond Finance
     Department General Services
     Revenue Bonds, Department of
     Environmental Preservation 2000-A
     (AMBAC Insured), Prerefunded,
     5.50%, 7/1/05                           3,000             3,214

   Florida State Senior Lien G.O.
     Refunding Bonds, Jacksonville
     Transportation,
     5.00%, 7/1/12                       $   2,500        $    2,554

   Heritage Palms Community
     Development District Capital
     Improvement Revenue Bonds,
     6.25%, 11/1/04                          1,290             1,305

   Jacksonville Electric Authority
     Revenue Bonds, Series B,
     Electric System,
     1.50%, 4/1/02                           5,500             5,500

   Orlando City Utilities Commission
     Water & Electric Revenue
     Refunding Bonds, Series A,
     5.00%, 10/1/14                          2,000             2,014

   Palm Beach County Airport System
     Revenue Refunding Bonds
     (MBIA Insured),
     5.50%, 10/1/07                          2,000             2,138

   Vista Lakes Community Development
     District Capital Improvement
     Revenue Bonds, Series B,
     6.35%, 5/1/05                             780               790
------------------------------------------------------------------------
                                                              26,343
------------------------------------------------------------------------
GEORGIA - 4.0%

   Burke County Development Authority
     PCR Bonds, Power Co. Plant Vogtle
     Project,
     1.50%, 4/1/02                           4,900             4,900

   Fulton County Facilities Corp. COP
     Bonds, Fulton County Public
     Purpose Project (AMBAC Insured),
     5.50%, 11/1/18                          5,000             5,141

   Georgia Municipal Electric Authority
     Revenue Bonds, Series W,
     6.40%, 1/1/07                           1,780             1,935

   Georgia Municipal Electric Authority
     Revenue Bonds, Series W,
     Escrowed to Maturity,
     Prerefunded,
     6.40%, 1/1/07                             220               242

   Gwinnett County Water & Sewer
     Authority Revenue Bonds,
     5.00%, 8/1/15                           5,000             5,047

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 64 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

                                         PRINCIPAL
                                          AMOUNT            VALUE
                                           (000S)           (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 99.7% - CONTINUED

GEORGIA - 4.0% - (CONTINUED)

   Monroe County Development
     Authority PCR Bonds, Power Co.
     Plant Scherer,
     1.45%, 4/1/02                       $   9,700        $    9,700
------------------------------------------------------------------------
                                                              26,965
------------------------------------------------------------------------
ILLINOIS - 5.1%

   Chicago City O'Hare International
     Airport Revenue Bonds, Series A,
     Passenger Facilities Charge
     (AMBAC Insured),
     5.60%, 1/1/09                           5,000             5,274

   Chicago City Park District Parking
     Facility Revenue Bonds
     (ACA Insured),
     6.25%, 1/1/15                           5,480             5,712

   Chicago City Wastewater
     Transmission Revenue Bonds
     (FGIC Insured), Prerefunded,
     6.30%, 1/1/03                           1,000             1,051

   Chicago City Wastewater
     Transmission Second Lien
     Revenue Bonds (MBIA Insured),
     Prerefunded,
     6.00%, 1/1/10                           2,000             2,226

   Illinois Development Finance
     Authority Economic Development
     Revenue Bonds, Latin School of
     Chicago Project,
     5.60%, 8/1/18                             500               478
     5.65%, 8/1/28                           1,000               932

   Illinois Development Finance
     Authority Revenue Bonds, YMCA
     Metro Chicago Project
     (Harris Trust & Saving Bank LOC),
     1.50%, 4/1/02                           7,050             7,050

   Illinois Development Financing
     Authority Gas Supply Revenue
     Bonds, Series B, Midwestern
     University Project,
     5.75%, 5/15/16                            500               488

   Illinois Educational Facilities
     Authority Revenue Bonds,
     4.75%, Mandatory Put 3/1/07             1,750             1,771

   Illinois Educational Facilities
     Authority Revenue Bonds,
     Northwestern University Project,
     4.95%, Mandatory Put 11/1/08            3,300             3,391

   Illinois State G.O. Bonds,
     First Series (FSA Insured),
     5.50%, 4/1/09                       $   3,500        $    3,736

   Illinois State G.O. Bonds,
     First Series, 5.25%, 5/1/23             2,500             2,453
------------------------------------------------------------------------
                                                              34,562
------------------------------------------------------------------------
IOWA - 0.6%

   Iowa Finance Authority Hospital
     Facility Revenue Bonds, Mercy
     Medical Center Project
     (FSA Insured),
     6.00%, 8/15/15                          3,610             3,844
------------------------------------------------------------------------
KANSAS - 0.5%

   Wichita Hospital Facilities Revenue
     Refunding Bonds, Series III,
     5.25%, 11/15/15                         1,385             1,364
     6.25%, 11/15/18                         1,600             1,694
------------------------------------------------------------------------
                                                               3,058
------------------------------------------------------------------------
KENTUCKY - 0.8%

   Carrollton & Henderson Counties
     Public Energy Authority Gas
     Revenue Bonds, Series A
     (FSA Insured),
     4.00%, 1/1/05                           2,665             2,693

   Kentucky State Property & Buildings
     Commission Revenue Refunding
     Bonds, Project No. 55,
     5.00%, 9/1/09                           2,500             2,563
------------------------------------------------------------------------
                                                               5,256
------------------------------------------------------------------------
LOUISIANA - 0.7%

   Bastrop Industrial Development
     Board PCR Bonds,
     International Paper,
     3.60%, 4/15/02                          1,770             1,770

   Louisiana State G.O. Refunding
     Bonds, Series A (FGIC Insured),
     5.25%, 5/15/08                          1,150             1,214

   New Orleans Public Improvement
     G.O. Bonds (FGIC Insured),
     5.35%, 12/1/31                          1,575             1,563
------------------------------------------------------------------------
                                                               4,547
------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 65 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   SCHEDULE OF INVESTMENTS

   INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                         PRINCIPAL
                                          AMOUNT            VALUE
                                           (000S)           (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 99.7% - CONTINUED

MARYLAND - 2.5%

   Maryland State & Local Facilities
     Loan G.O. Bonds, Third Series,
     5.60%, 10/15/05                     $   3,500        $    3,686

   Maryland State & Local Facilities
     Loan G.O. Refunding Bonds,
     Series B,
     5.25%, 7/15/06                          2,000             2,123

   Montgomery County G.O. Bonds,
     8.60%, 5/1/03                           1,000             1,068

   Montgomery County G.O. Refunding
     Bonds,
     5.25%, 10/1/10                          5,000             5,335
     5.25%, 10/1/15                          4,250             4,429
------------------------------------------------------------------------
                                                              16,641
------------------------------------------------------------------------
MASSACHUSETTS - 7.2%

   Holyoke Gas & Electric Department
     Revenue Bonds, Series A
     (MBIA Insured),
     5.38%, 12/1/13                          1,120             1,185
     5.38%, 12/1/14                          1,180             1,239
     5.38%, 12/1/16                          1,260             1,303

   Lawrence City G.O. Bonds (AMBAC
     Insured - State Aid Withholding),
     5.50%, 2/1/16                           2,625             2,754

   Massachusetts Health & Educational
     Facilities Authority Revenue Bonds,
     Series B, Caritas Christi
     Obligation,
     6.75%, 7/1/16                           5,000             5,236

   Massachusetts State Consolidated
     Loan G.O. Bonds, Series B,
     5.75%, 6/1/10                           3,000             3,275

   Massachusetts State G.O. Bonds,
     Series D (MBIA Insured),
     6.00%, 11/1/13                         10,000            11,180

   Massachusetts State G.O. Refunding
     Bonds, Series A (AMBAC Insured),
     6.00%, 11/1/08                          3,000             3,317

   Massachusetts State Health &
     Educational Facilities Authority
     Revenue Bonds, Series B, Partners
     Healthcare Systems,
     5.25%, 7/1/12                           3,450             3,467

   Massachusetts State Water
     Resources Authority Revenue
     Bonds, Series A (G.O. of Authority),
     Prerefunded,
     6.50%, 7/15/02                      $  10,000        $   10,338

   Massachusetts State G.O. Bonds,
     Series D,
     5.50%, 11/1/17                          5,000             5,291
------------------------------------------------------------------------
                                                              48,585
------------------------------------------------------------------------
MICHIGAN - 5.1%

   Detroit City Economic Development
     Corp. Revenue Refunding Bonds,
     Series A (AMT) (AMBAC Insured),
     4.35%, 5/1/08                           3,000             2,955

   Detroit City G.O. Bonds, Series A,
     Self-Insurance Project,
     5.70%, 5/1/02                           1,000             1,003

   Detroit City Water Supply System
     Revenue Refunding Bonds,
     Series B (MBIA Insured),
     5.20%, 7/1/08                           5,000             5,261

   Jackson County Economic
     Development Corp. Limited
     Obligation Revenue Refunding
     Bonds, Series A, Vista Grande Villa
     (LaSalle National Bank LOC),
     1.50%, 4/1/02                           4,200             4,200

   Michigan State Hospital Finance
     Authority Revenue Bonds,
     Series A, Ascension Health Credit
     (MBIA Insured),
     6.00%, 11/15/13                         9,000             9,419

   Michigan State Strategic Fund Ltd.
     Obligation Revenue Refunding
     Bonds, Series CC, Detroit Edison
     Co. Project (AMBAC Insured),
     4.85%, Mandatory Put 9/1/11             4,500             4,520

   Michigan State Trunk Line Revenue
     Bonds, Series A,
     5.50%, 10/1/21                          7,355             7,365
------------------------------------------------------------------------
                                                              34,723
------------------------------------------------------------------------
MINNESOTA - 0.1%

   Minnesota Housing Finance Agency
     Revenue Bonds, Series A
     (MBIA Insured),
     5.35%, 7/1/17                           1,000             1,006

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 66 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

                                         PRINCIPAL
                                          AMOUNT              VALUE
                                           (000S)             (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 99.7% - CONTINUED

MISSISSIPPI - 2.5%

   Medical Center Educational Building
     Corp. Revenue Bonds, Adult
     Hospital Project (AMBAC Insured),
     1.50%, 4/4/02                       $  11,900        $   11,900

   Mississippi State G.O. Refunding
     Bonds,
     6.05%, 8/15/03                          4,750             4,916
------------------------------------------------------------------------
                                                              16,816
------------------------------------------------------------------------
MISSOURI - 0.3%

   Missouri State G.O. Bonds, Series A,
     Fourth State Building,
     7.00%, 4/1/03                           2,000             2,096
------------------------------------------------------------------------
NEBRASKA - 0.9%

   American Public Energy Agency Gas
     Supply Revenue Bonds, Series C,
     Nebraska Public Gas Agency
     Project (AMBAC Insured),
     4.00%, 9/1/06                           3,450             3,456
     4.30%, 3/1/11                           2,500             2,427
------------------------------------------------------------------------
                                                               5,883
------------------------------------------------------------------------
NEVADA - 0.7%

   Clark County G.O. Refunding Bonds,
     Flood Control Project
     (FGIC Insured),
     4.50%, 11/1/17                          5,000             4,584
------------------------------------------------------------------------
NEW JERSEY - 9.3%

   New Jersey Economic Development
     Authority Market Transition
     Facilities Senior Lien Revenue
     Refunding Bonds, Series A
     (MBIA Insured),
     5.00%, 7/1/07                          10,000            10,465
     5.00%, 7/1/08                           5,000             5,237

   New Jersey Health Care Facilities
     Financing Authority Revenue
     Refunding Bonds, Atlantic City
     Medical Center,
     6.25%, 7/1/17                           1,000             1,052
     5.75%, 7/1/25                           1,000               986

   New Jersey State G.O. Bonds,
     Prerefunded,
     6.00%, 5/1/10                          10,000            11,115

   New Jersey State G.O. Refunding
     Bonds, Series D,
     6.00%, 2/15/11                          2,650             2,948

   New Jersey State G.O. Refunding
     Bonds, Series H,
     5.25%, 7/1/16                       $   5,000        $    5,188

   New Jersey State Highway Authority
     Garden State Parkway Revenue
     Refunding Bonds, Senior Parkway
     Project (G.O. of Authority),
     5.20%, 1/1/08                           2,000             2,105

   New Jersey State Transit Corp.
     Revenue Bonds, Series A,
     Capital Grant Anticipation Notes
     (AMBAC Insured),
     5.13%, 2/1/04                           6,525             6,538

   New Jersey Transportation Trust
     Fund Authority Revenue Bonds,
     Series B (MBIA Insured),
     6.50%, 6/15/10                          3,210             3,673

   New Jersey Transportation Trust
     Fund Authority Revenue Bonds,
     Series C (FSA Insured),
     5.50%, 12/15/10                         5,000             5,413
     5.50%, 12/15/15                         5,000             5,354

   Port Authority New York & New
     Jersey Revenue Bonds, Series 94,
     5.70%, 12/1/10                          3,000             3,111
------------------------------------------------------------------------
                                                              63,185
------------------------------------------------------------------------
NEW MEXICO - 0.8%

   Santa Fe City Gross Receipts TRB,
     6.00%, 6/1/11                           5,250             5,638
------------------------------------------------------------------------
NEW YORK - 12.6%

   Metropolitan Transportation
     Authority Dedicated Tax Fund
     Revenue Bonds, Series A
     (FGIC Insured),
     6.13%, 4/1/16                           3,815             4,231
     5.25%, 11/15/22                        10,000             9,987

   Metropolitan Transportation
     Authority New York Transit
     Facilities Revenue Bonds, Series B
     (FGIC Insured),
     4.75%, 7/1/26                           2,000             1,869

   Municipal Assistance Corp. For The
     City of New York Revenue Bonds,
     Series H (G.O. of Corp.),
     6.25%, 7/1/07                          10,000            11,037


SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 67 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   SCHEDULE OF INVESTMENTS

   INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                         PRINCIPAL
                                          AMOUNT              VALUE
                                           (000S)             (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 99.7% - CONTINUED

NEW YORK - 12.6% - (CONTINUED)

   Nassau County Interim Finance
     Authority Revenue Bonds,
     Series A, Sales Tax Secured,
     5.63%, 11/15/20                     $   5,000        $    5,088

   New York City G.O. Bonds, Series A,
     6.00%, 5/15/19                          3,000             3,159

   New York City Industrial Development
     Agency Special Airport Facilities
     Revenue Bonds, Series A (AMT)
     Airis JFK I LLC Project,
     6.00%, 7/1/27                             500               491

   New York City Municipal Water
     Finance Authority Water & Sewer
     Systems Revenue Bonds, Series A
     (MBIA-IBC Insured)
     5.63%, 6/15/19                          2,000             2,070

   New York City Transitional Finance
     Authority Revenue Bonds,
     Series A, Future Tax Secured,
     5.00%, 8/15/13                          5,000             5,064

   New York City Transitional Finance
     Authority Revenue Bonds, Series C,
     Future Tax Secured,
     5.88%, 11/1/14                          5,000             5,436

   New York State Dormitory Authority
     Revenue Bonds, Series C, State
     University Educational Facilities
     (FSA Insured),
     5.75%, 5/15/17                          4,000             4,356

   New York State Environmental
     Facilities Corp. Revenue Bonds,
     Series A, State Clean Water &
     Drinking Revolving Funds,
     6.00%, 6/15/16                          1,500             1,628

   New York State G.O. Refunding
     Bonds, Series C,
     6.00%, 10/1/06                          2,000             2,164

   New York State Mortgage Agency
     Revenue Bonds, 26th Series,
     5.85%, 4/1/17                           2,125             2,234

   New York State Power Authority G.O.
     Revenue & General Purpose Bonds
     (First Union National Bank LOC),
     2.90%, Mandatory Put 9/2/03             5,000             5,054

   New York State Thruway Authority
     Highway & Bridge Trust Fund
     Revenue Bonds, Series A
     (FGIC Insured),
     5.25%, 4/1/09                       $  10,000        $   10,520

   New York State Thruway Authority
     Highway & Bridge Trust Fund
     Revenue Bonds, Series A
     (FSA Insured),
     6.00%, 4/1/16                           1,000             1,094

   New York State Thruway Authority
     Highway & Bridge Trust Fund
     Revenue Bonds, Series B
     (MBIA Insured),
     5.25%, 4/1/17                           2,500             2,526

   New York State Thruway Authority
     Service Contract Revenue Bonds,
     Local Highway & Bridge
     (AMBAC Insured),
     5.38%, 4/1/18                           2,500             2,546

   New York State Urban Development
     Corp. Subordinate Lien Revenue
     Bonds (G.O. of Corp.),
     5.50%, 7/1/16                           1,250             1,274

   Triborough Bridge & Tunnel Authority
     Revenue Bonds, Series Q,
     Triborough General Purpose,
     5.00%, 1/1/17                           3,470             3,470
------------------------------------------------------------------------
                                                              85,298
------------------------------------------------------------------------
NORTH CAROLINA - 2.7%

   Buncombe County Metropolitan
     Sewage District Revenue Bonds
     (MBIA Insured),
     5.25%, 7/1/16                           1,835             1,870

   North Carolina Eastern Municipal
     Power Agency Power Systems
     Revenue Refunding Bonds,
     Series A,
     5.20%, 1/1/10                           2,505             2,487

   North Carolina Eastern Municipal
     Power Agency Power Systems
     Revenue Refunding Bonds,
     Series B,
     6.00%, 1/1/06                           1,500             1,570
     6.13%, 1/1/09                           9,425             9,930

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 68 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2000

                                         PRINCIPAL
                                          AMOUNT              VALUE
                                           (000S)             (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 99.7% - CONTINUED

NORTH CAROLINA - 2.7% - (CONTINUED)

   North Carolina State G.O. Bonds,
     Series A,
     5.50%, 3/1/09                       $   2,500        $    2,686
------------------------------------------------------------------------
                                                              18,543
------------------------------------------------------------------------
OHIO - 1.2%

   Akron City G.O. Bonds,
     5.75%, 12/1/17                          1,000             1,057

   Ohio Housing Finance Agency
     Mortgage Revenue Bonds,
     Series C (AMT), Residential
     Mortgage-Backed Securities
     (Colld. by GNMA Securities),
     5.15%, 3/1/13                           2,160             2,123

   Ohio State G.O. Bonds, Series A,
     Common School,
     5.38%, 9/15/17                          5,000             5,122
------------------------------------------------------------------------
                                                               8,302
------------------------------------------------------------------------
OKLAHOMA - 0.4%

   Oklahoma Development Financing
     Authority Revenue Refunding
     Bonds, Series A, Hillcrest
     Healthcare System,
     5.63%, 8/15/29                          4,000             2,897
------------------------------------------------------------------------
OREGON - 1.0%

   Clackamas & Washington Counties
     School District No. 003 G.O. Bonds,
     7.00%, 8/1/02                           1,765             1,795

   Oregon State G.O. Bonds, Series A,
     State Board of Higher Education
     Project,
     5.25%, 8/1/14                           1,500             1,555

   Portland City Airport Way Urban
     Renewal & Redevelopment Tax
     Increment G.O. Bonds, Series A
     (AMBAC Insured),
     6.00%, 6/15/16                          3,450             3,720
------------------------------------------------------------------------
                                                               7,070
------------------------------------------------------------------------
PENNSYLVANIA - 5.2%

   Allegheny County Port Authority
     Special Revenue Bonds
     (MBIA Insured), Prerefunded,
     6.00%, 3/1/09                           2,565             2,840

   Pennsylvania Economic Development
     Financing Authority Exempt
     Facilities Revenue Bonds, Series A
     (AMT), Amtrak Project,
     6.13%, 11/1/21                      $   1,200        $    1,176

   Pennsylvania Housing Finance
     Agency SFM Revenue Bonds,
     Series 72A (AMT),
     4.80%, 4/1/12                             750               737

   Pennsylvania SFM Finance Agency
     Revenue Bonds, Series 72A (AMT),
     4.65%, 4/1/11                           1,000               979

   Pennsylvania State COP Bonds,
     Series A (AMBAC Insured),
     5.00%, 7/1/15                           2,000             1,971

   Pennsylvania State G.O. Bonds,
     Second Series,
     5.00%, 9/15/09                         10,000             10,443

   Pennsylvania State G.O. Refunding
     Bonds,
     5.00%, 2/1/09                           4,150             4,320

   Pennsylvania State Higher Education
     Revenue Bonds, Capital
     Acquisition (MBIA Insured),
     Prerefunded,
     6.00%, 12/15/10                         1,815             2,026
     6.13%, 12/15/10                         1,925             2,166

   Pennsylvania State Higher
     Educational Facilities Authority
     Revenue Bonds, Series A,
     UPMC Health System,
     6.00%, 1/15/22                          2,000             2,004

   Pennsylvania State
     Intergovernmental Cooperative
     Authority Special TRB, City of
     Philadelphia Funding Program
     (FGIC Insured), Escrowed to
     Maturity,
     6.00%, 6/15/02                          1,550             1,564

   Pennsylvania State
     Intergovernmental Cooperative
     Authority Special TRB, City of
     Philadelphia Funding Program
     (FGIC Insured), Prerefunded,
     6.75%, 6/15/05                          1,300             1,427

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 69 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   SCHEDULE OF INVESTMENTS

   INTERMEDIATE TAX-EXEMPT FUND (CONTINUED)

                                         PRINCIPAL
                                          AMOUNT              VALUE
                                           (000S)             (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 99.7% - CONTINUED

PENNSYLVANIA - 5.2% - (CONTINUED)

   Pennsylvania State Turnpike
     Commission Revenue Refunding
     Bonds, Series S (FGIC Insured),
     5.50%, 6/1/08                       $   3,625        $    3,879
------------------------------------------------------------------------
                                                              35,532
------------------------------------------------------------------------
PUERTO RICO - 0.2%

   Puerto Rico Commonwealth Highway
     & Transportation Authority
     Transportation Revenue Bonds,
     Series D,
     5.38%, 7/1/36                           1,500             1,464
------------------------------------------------------------------------
SOUTH CAROLINA - 2.3%

   South Carolina State Public Service
     Authority Revenue Refunding
     Bonds, Series B (FGIC Insured),
     6.50%, 1/1/05                           5,000             5,390

   South Carolina Transportation
     Infrastructure Bank Revenue
     Bonds, Series A (AMBAC Insured),
     5.50%, 10/1/18                          5,300             5,458
     5.38%, 10/1/24                          5,000             5,008
------------------------------------------------------------------------
                                                              15,856
------------------------------------------------------------------------
TENNESSEE - 1.2%

   Memphis-Shelby County Tennessee
     Airport Authority General Revenue
     Bonds, Series D (AMT)
     (AMBAC Insured),
     6.25%, 3/1/15                           2,000             2,170

   Shelby County Health, Educational &
     Housing Facilities Board Revenue
     Bonds, St. Jude's Children's
     Research,
     4.65%, 7/1/04                           1,000             1,025

   Tennessee Energy Acquisition Corp.
     Gas Revenue Bonds, Series B
     (AMBAC Insured),
     4.50%, 9/1/08                           5,205             5,242
------------------------------------------------------------------------
                                                               8,437
------------------------------------------------------------------------
TEXAS - 5.3%

   Austin City Utilities Systems Revenue
     Refunding Bonds (FSA Insured),
     5.13%, 11/15/17                         3,000             2,961

   Austin City Utilities Systems Revenue
     Refunding Bonds, Series A
     (MBIA Insured),
     6.00%, 11/15/04                         1,325             1,382

   Ennis Independent School District 903
     Capital Appreciation G.O.
     Refunding Bonds (PSF Gtd.),
     0.00%, 8/15/26                      $   3,365        $      732

   Frisco Independent School District
     G.O. Bonds (PSF Gtd.),
     6.50%, 8/15/14                          1,535             1,765

   Harris County Health Facilities
     Development Authority Revenue
     Bonds, Series A, Christus Health
     Project (MBIA Insured),
     5.25%, 7/1/07                             500               515

   Harris County Toll Road Senior
     Subordinate Lien Revenue
     Refunding Bonds
     (AMBAC Insured),
     4.95%, 8/15/06                          7,450             7,765

   Harris County-Houston Sports
     Authority Senior Lien Revenue
     Bonds, Series G (MBIA Insured),
     5.75%, 11/15/15                         3,490             3,707

   Sabine River Authority PCR Refunding
     Bonds, Series A, TXU Electronic
     Co. Project,
     5.50%, Mandatory Put 11/1/11            5,000             5,000

   San Antonio City Electricity & Gas
     Revenue Refunding Bonds,
     Series A,
     5.25%, 2/1/14                           2,500             2,548
     4.50%, 2/1/21                           5,050             4,505

   Texas State G.O. Refunding Bonds,
     PFA Project,
     5.25%, 10/1/08                           5,000            5,288
------------------------------------------------------------------------
                                                              36,168
------------------------------------------------------------------------
VIRGIN ISLANDS - 0.5%

   Virgin Islands PFA Revenue Bonds,
     Series A, Gross Receipts Tax
     Lien Note,
     5.63%, 10/1/10                          3,000             3,078
------------------------------------------------------------------------
VIRGINIA - 5.4%

     Arlington County G.O. Bonds,
     5.80%, 12/1/02                          3,250             3,325

   Chesapeake City G.O. Refunding
     Bonds, Public Improvement
     Project,
     5.50%, 12/1/15                          3,310             3,485

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 70 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

                                         PRINCIPAL
                                          AMOUNT              VALUE
                                           (000S)             (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 99.7% - CONTINUED

VIRGINIA - 5.4% - (CONTINUED)

   Richmond City G.O. Bonds
     (FSA Insured),
     5.13%, 1/15/05                      $   5,710        $    5,978

   Virginia Housing Development
     Authority Commonwealth
     Mortgage Revenue Bonds,
     Subseries J-1 (MBIA Insured - G.O.
     of Authority),
     4.05%, 7/1/07                           5,000             4,954
     4.75%, 1/1/12                           3,000             3,007
     4.88%, 7/1/13                           5,265             5,274

   Virginia State G.O. Refunding Bonds,
     5.00%, 6/1/07                          10,000            10,499
------------------------------------------------------------------------
                                                              36,522
------------------------------------------------------------------------
WASHINGTON - 3.2%

   Energy Northwest Electric Revenue
     Refunding Bonds, Series B,
     Columbia Generating Project
     (FSA Insured),
     5.35%, 7/1/18                           3,000             3,003
   King County Sewer Revenue Bonds,
     Second Series (FGIC Insured),
     6.25%, 1/1/15                           5,020             5,475
   Washington State G.O. Bonds,
     Series C,
     6.00%, 7/1/15                           2,000             2,217
   Washington State G.O. Bonds,
     Series S-4,
     5.75%, 1/1/12                          10,000            10,682
------------------------------------------------------------------------
                                                              21,377
------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
------------------------------------------------------------------------
(COST $667,969)                                              676,275

                                           NUMBER             VALUE
                                         OF SHARES            (000S)
------------------------------------------------------------------------
OTHER - 6.9%

   AIM Tax Exempt Cash Reserve
     Fund                               16,965,638        $   16,966
   Dreyfus Tax-Exempt Cash
     Management Fund                    30,249,626            30,249
------------------------------------------------------------------------
TOTAL OTHER
------------------------------------------------------------------------
(COST $47,215)                                                47,215


------------------------------------------------------------------------
TOTAL INVESTMENTS - 106.6%
(COST $715,184)                                              723,490
   Liabilities less Other Assets -
   (6.6)%                                                    (45,090)
------------------------------------------------------------------------
NET ASSETS - 100.0%                                       $  678,400

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 71 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   SCHEDULE OF INVESTMENTS                                        MARCH 31, 2002

   SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

                                         PRINCIPAL
                                          AMOUNT          VALUE
                                          (000S)          (000S)
------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 35.3%

FANNIE MAE - 21.3%

   Pool #535063,
     6.50%, 12/1/14                      $    5,002    $     5,112
   Pool #572669,
     6.50%, 4/1/16                            3,424          3,486
   Pool #595726,
     6.50%, 9/1/16                            3,770          3,838
   Pool #634773,
     6.50%, 3/1/17                           10,000         10,180
------------------------------------------------------------------
                                                            22,616
------------------------------------------------------------------
FANNIE MAE REMIC TRUST - 3.2%

   Series 1994-36, Class HA,
     6.50%, 1/25/23                           3,300          3,415
------------------------------------------------------------------
FREDDIE MAC - 10.8%

     3.88%, 2/15/05                          11,500         11,307
   Pool #410092,
     6.43%, 11/1/24                             174            176
------------------------------------------------------------------
                                                            11,483
------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
------------------------------------------------------------------
(COST $37,836)                                             37,514

U.S. GOVERNMENT OBLIGATIONS - 58.3%

U.S. TREASURY NOTES - 58.3%

       3.00%, 2/29/04                         6,500          6,422
       6.00%, 8/15/04                        43,000         44,984
       5.88%, 11/15/04                       10,000         10,437
------------------------------------------------------------------
                                                            61,843
------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
------------------------------------------------------------------
(COST $61,921)                                              61,843

SHORT-TERM INVESTMENT - 5.1%

  FHLB Discount Note,
     1.61%, 4/1/02                       $    5,434       $  5,434
------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
------------------------------------------------------------------
(COST $5,434)                                                5,434

------------------------------------------------------------------
TOTAL INVESTMENTS - 98.7%
------------------------------------------------------------------
(COST $105,191)                                            104,791

   Other Assets less Liabilities - 1.3%                      1,330
------------------------------------------------------------------
NET ASSETS - 100.0%                                       $106,121

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 72 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

   SCHEDULE OF INVESTMENTS                                        MARCH 31, 2002

   TAX-EXEMPT FUND

                                                PRINCIPAL
                                                 AMOUNT        VALUE
                                                 (000S)        (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 100.4%

ALASKA - 0.4%

   Alaska State International Airport
     Revenue Bonds, Series B
     (AMBAC Insured),
     5.50%, 10/1/11                            $    2,000    $     2,120
------------------------------------------------------------------------
ARIZONA - 4.3%

   Arizona Student Loan Acquisition
     Authority Revenue Refunding
     Bonds, Series A-1 (AMT),
     5.90%, 5/1/24                                  1,000          1,016

   Cochise County Unified School District
     No. 68 Sierra Vista G.O. Bonds,
     Series B (FGIC Insured),
     9.00%, 7/1/03                                  1,375          1,484

   Maricopa County Unified School
     District No 41 Gilbert G.O. Bonds,
     6.25%, 7/1/15                                    235            250

   Maricopa County Unified School
     District No 41 Gilbert G.O. Bonds,
     Prerefunded,
     6.25%, 7/1/08                                  2,765          3,072

   Maricopa County Unified School
     District No. 11 Peoria G.O. Bonds,
     Unified Project of 1991, Prerefunded,
     5.50%, 7/1/05                                  1,500          1,605

   Maricopa County Unified School
     District No. 69 Paradise Valley
     G.O. Bonds, Series B,
     8.50%, 7/1/06                                  5,500          6,446

   Mesa IDA Student Housing Revenue
     Bonds, Series A, ASU
     East/Maricopa College,
     6.00%, 7/1/32                                  1,000            978

   Mesa Utilities System Revenue
     Refunding Bonds, (FGIC Insured),
     5.25%, 7/1/16                                  5,000          5,209

   Pima County Refunding G.O. Bonds,
     6.30%, 7/1/02                                  2,500          2,528
------------------------------------------------------------------------
                                                                  22,588
------------------------------------------------------------------------
CALIFORNIA - 12.0%

   Anaheim PFA Lease Capital
     Appreciation Revenue Bonds,
     Series C, Public Improvements
     Project (FSA Insured),
     0.00%, 9/1/35                                  5,000            709

   Anaheim Public Financing Authority
     Revenue Bonds, Series A,
     Electric System Disaster Facilities,
     5.00%, 10/1/27                            $    2,000    $     1,908

   Bay Area Government Association
     Rapid Transit Revenue Bonds,
     Series A, Bart SFO Extension,
     Federal Transportation Authority
     Capital Grant (AMBAC Insured),
     5.00%, 6/15/08                                 2,000          2,012

   California Educational Facilities
     Authority Capital Appreciation
     Revenue Bonds, Loyola Marymount
     (MBIA Insured), Prerefunded,
     0.00%, 10/1/09                                 4,000            711

   California State G.O. Bonds,
     5.75%, 5/1/30                                  5,000          5,186

   California State G.O. Refunding Bonds
     (FGIC Insured),
     5.50%, 3/1/13                                  5,000          5,326

   California State Public Works Board
     Lease Revenue Bonds, Series A,
     6.10%, 9/1/02                                  5,000          5,088

   Kern High School District G.O.
     Refunding Bonds, Series A
     (MBIA Insured),
     6.60%, 2/1/17                                  1,845          2,121
     6.60%, 8/1/17                                  1,825          2.098

   Los Angeles Convention & Exhibition
     Center Authority COP, Prerefunded,
     9.00%, 12/1/05                                12,000         14,413

   Los Angeles Department of Water &
     Power Electric Plant Revenue
     Bonds,
     6.00%, 2/15/16                                 1,060          1,106

   Los Angeles Department of Water &
     Power Electric Plant Revenue
     Bonds, Prerefunded,
     6.00%, 2/15/05                                 3,065          3,344

   Los Angeles Department of Water &
     Power Waterworks Revenue VRDB,
     Subseries B-1,
     1.35%, 4/4/02                                  4,100          4,100

   Los Angeles School District G.O.
     Bonds, Series E, Election of 1997,
     5.13%, 1/1/27                                  2,000          1,941

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 73 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   SCHEDULE OF INVESTMENTS

   TAX-EXEMPT FUND (CONTINUED)

                                                PRINCIPAL
                                                 AMOUNT         VALUE
                                                 (000S)         (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 100.4% - CONTINUED

CALIFORNIA - 12.0% - (CONTINUED)

   Metropolitan Water District of Southern
     California Waterworks
     Revenue Bonds, Series A
     (MBIA Insured),
     5.00%, 7/1/26                             $    5,000    $     4,803

   San Jose Financing Authority Lease
     Revenue Refunding Bonds, Series F,
     Convention Center Project
     (MBIA Insured),
     5.00%, 9/1/19                                  2,500          2,456

   San Jose Redevelopment Agency Tax
     Allocation Bonds, Merged Area
     Redevelopment Project
     (MBIA Insured),
     5.00%, 8/1/17                                  5,000          4,989

   Walnut Valley Unified School District
     G.O. Bonds, Series A (MBIA
     Insured), Escrowed to Maturity,
     6.00%, 8/1/13                                  1,000          1,140
------------------------------------------------------------------------
                                                                  63,451
------------------------------------------------------------------------
COLORADO - 2.0%

   Colorado Department of
     Transportation RAN, Series A
     (MBIA Insured),
     5.25%, 6/15/09                                 5,000          5,298

   Colorado Health Facilities Authority
     Revenue Bonds, Portercare
     Adventist Health Hospital,
     6.50%, 11/15/31                                1,000          1,037

   Colorado Health Facilities Authority
     Revenue Bonds, Vail Valley Medical
     Center Project,
     5.80%, 1/15/27                                 1,000            954

   Denver City & County Special Facilities
     Airport Revenue Bonds, Series A
     (AMT), Rental Car Project
     (MBIA Insured),
     6.00%, 1/1/14                                  3,360          3,563
------------------------------------------------------------------------
                                                                  10,852
------------------------------------------------------------------------
CONNECTICUT - 1.9%

   Connecticut State Special Tax
     Obligation Revenue Bonds, Series A,
     Transportation Infrastructure,
     7.13%, 6/1/10                                  8,625         10,116
------------------------------------------------------------------------
FLORIDA - 9.6%

   Broward County G.O. Bonds,
     Escrowed to Maturity,
     10.00%, 7/1/14                            $   15,950    $    22,750

   Broward County Water & Sewer Utility
     Revenue Bonds (FGIC Insured),
     6.00%, 10/1/20                                 2,000          2,028

   Crossings at Fleming Island Community
     Development District Special
     Assessment Revenue Refunding
     Bonds, Series C,
     7.05%, 5/1/15                                  2,000          2,112

   Florida State Board of Education
     Capital Outlay G.O. Bonds,
     9.13%, 6/1/14                                  2,090          2,811

   Florida State Board of Education
     Capital Outlay Refunding G.O.
     Bonds, Escrowed to Maturity,
     9.13%, 6/1/14                                    325            436

   Heritage Palms Community
     Development District Capital
     Improvement Revenue Bonds,
     6.25%, 11/1/04                                 1,760          1,781

   Jacksonville Electric Authority
     Revenue Bonds, Series 3C,
     Electric System,
     5.63%, 10/1/35                                 1,000          1,004

   Jacksonville Electric Authority
     Revenue VRDB, Series B,
     Electric System,
     1.50%, 4/1/02                                  1,200          1,200

   Orange County Tourist Development
     TRB (AMBAC Insured),
     5.13%, 10/1/25                                 5,000          4,883

   Orlando Utilities Commission Water &
     Electric Revenue Refunding Bonds,
     Series D,
     6.75%, 10/1/17                                 6,200          7,350

   Pinellas County Sewer Revenue Bonds
     (MBIA Insured), Escrowed to
     Maturity,
     5.75%, 10/1/05                                 2,500          2,685

   Poinciana Community Development
     District Special Assessment Bonds,
     Series A,
     7.13%, 5/1/31                                  1,000          1,029

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 74 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002
                                                PRINCIPAL
                                                 AMOUNT        VALUE
                                                 (000S)        (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 100.4% - CONTINUED

FLORIDA - 9.6% - (CONTINUED)

   Vista Lakes Community Development
     District Capital Improvement
     Revenue Bonds, Series B,
     6.35%, 5/1/05                             $      785    $       795
------------------------------------------------------------------------
                                                                  50,864
------------------------------------------------------------------------
GEORGIA - 3.2%

   Appling County Development Authority
     PCR VRDB, Georgia Power Co. Plant
     Hatch Project,
     1.45%, 4/1/02                                  1,100          1,100

   Atlanta Airport Revenue Refunding
     Bonds, Series A (FGIC Insured),
     5.60%, 1/1/30                                  6,500          6,612

   Forsyth County G.O. Bonds,
     6.00%, 3/1/18                                  3,290          3,568

   Gainesville & Hall County Development
     Authority Revenue Bonds, Series C,
     Senior Living Facilities - Lanier
     Village,
     7.25%, 11/15/29                                2,000          1,962

   Georgia Municipal Electric Authority
     Power Revenue Bonds, Series B
     (FGIC Insured),
     6.38%, 1/1/16                                  2,300          2,634

   Private Colleges & Universities
     Authority Student Housing Revenue
     Bonds, Series A, Mercer Housing
     Corp. Project,
     6.00%, 6/1/21                                  1,000            995
------------------------------------------------------------------------
                                                                  16,871
------------------------------------------------------------------------
ILLINOIS - 6.7%

   Chicago City G.O. Bonds, Series A
     (FGIC Insured), Prerefunded,
     6.75%, 7/1/10                                 10,000         11,697

   Chicago City O'Hare International
     Airport Revenue Bonds, Series A,
     Passenger Facilities Charge
     (AMBAC Insured),
     5.60%, 1/1/09                                  5,000          5,274

   Chicago City Project Refunding G.O.
     Bonds (FGIC Insured),
     5.25%, 1/1/20                                  2,200          2,177

   Chicago City Project Refunding G.O.
     Bonds, Series C (FGIC Insured),
     5.50%, 1/1/40                                  2,000          1,978

   Chicago Park District Parking Facility
     Revenue Bonds (ACA Insured),
     6.00%, 1/1/19                             $    3,000    $     3,033

   Chicago Water Revenue Refunding
     Bonds (FGIC Insured),
     4.13%, 11/1/13                                 5,000          4,698

   Cook County Capital Improvements
     G.O. Bonds, Series C
     (AMBAC Insured),
     5.00%, 11/15/25                                2,500          2,351

   De Kalb County Community Unit School
     District No. 424 Capital Appreciation
     G.O. Bonds (AMBAC Insured),
     0.00%, 1/1/17                                  2,285          1,016

   Illinois Development Finance Authority
     Economic Development Revenue
     Bonds, Latin School of Chicago
     Project,
     5.60%, 8/1/18                                    350            335
     5.65%, 8/1/28                                    730            680

   Illinois Student Assistance
     Commission Student Loan Revenue
     Senior Bonds, Series QQ,
     3.75%, 9/1/02                                  2,015          2,030
------------------------------------------------------------------------
                                                                  35,269
------------------------------------------------------------------------
INDIANA - 6.0%

   Franklin Township Independent School
     Building Corp. Marion County First
     Mortgage Revenue Bonds,
     Prerefunded,
     6.50%, 7/15/10                                 5,000          5,800

   Hamilton County Independent Public
     Building Corp. First Mortgage
     G.O. Bonds,
     7.25%, 8/1/13                                  4,200          5,103

   Indiana HFA SFM Revenue Bonds,
     Series C-3 (AMT),
     6.30%, 7/1/31                                  1,400          1,417

   Indiana Municipal Power Agency
     Power Supply System Revenue
     Refunding Bonds, Series B
     (MBIA Insured),
     6.00%, 1/1/12                                  1,810          1,998

   Indiana Office Building Commission
     Capital Complex Revenue Bonds,
     Series B (MBIA Insured),
     7.40%, 7/1/15                                  5,620          6,961

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 75 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   SCHEDULE OF INVESTMENTS

   TAX-EXEMPT FUND (CONTINUED)

                                                PRINCIPAL
                                                 AMOUNT        VALUE
                                                 (000S)        (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 100.4% - CONTINUED

INDIANA - 6.0% - (CONTINUED)

   Indianapolis City Industrial Utilities
     District Revenue Refunding Bonds,
     Series B (FGIC Insured),
     3.50%, 6/1/18                             $    3,280    $     2,694

   Indianapolis City Industrial Utilities
     District Revenue Refunding Bonds,
     Series B (FGIC Insured),
     Escrowed to Maturity,
     5.00%, 6/1/06                                  1,740          1,822
     4.00%, 6/1/08                                  2,275          2,254

   Indianapolis City Local Public
     Improvement Capital Appreciation
     Revenue Bonds, Series E
     (AMBAC Insured),
     0.00%, 2/1/22                                  5,000          1,611

   Monroe County Hospital Authority
     Revenue Bonds, Series B,
     Bloomington Hospital Obligation
     Group (FSA Insured),
     6.00%, 5/1/29                                  2,000          2,062
------------------------------------------------------------------------
                                                                  31,722
------------------------------------------------------------------------
KANSAS - 0.6%

   Wichita Hospital Facilities Revenue
     Refunding Bonds, Series III,
     5.25%, 11/15/14                                1,475          1,463
     6.25%, 11/15/18                                1,685          1,784
------------------------------------------------------------------------
                                                                   3,247
------------------------------------------------------------------------
KENTUCKY - 1.9%

   Louisville & Jefferson County
     Metropolitan Sewer District Sewer
     & Drain System Revenue Bonds,
     Series A (MBIA Insured),
     5.50%, 5/15/34                                10,000         10,051
------------------------------------------------------------------------
LOUISIANA - 0.7%

   New Orleans G.O. Refunding Bonds
     (FGIC Insured),
     5.13%, 9/1/21                                  1,000            983

   New Orleans Public Improvement G.O.
     Bonds (FGIC Insured),
     5.35%, 12/1/31                                 3,000          2,978
------------------------------------------------------------------------
                                                                   3,961
------------------------------------------------------------------------
MARYLAND - 0.5%

   Maryland Community Development
     Administration Department Housing
     & Community Development Revenue
     Bonds, Series D (AMT)
     (FHA Insured),
     6.20%, 9/1/20                             $    1,750    $     1,825
     6.25%, 9/1/32                                    970          1,008
------------------------------------------------------------------------
                                                                   2,833
------------------------------------------------------------------------
MASSACHUSETTS - 3.1%
   Massachusetts Bay Transportation
     Authority Revenue Bonds, Series A,
     General Transportation System
     (MBIA Insured),
     4.50%, 3/1/26                                  1,000            866

   Massachusetts State Development
     Finance Agency Revenue Bonds,
     Series P, Boston University
     (G.O. of Institution),
     5.38%, 5/15/39                                 2,000          1,873
     6.00%, 5/15/59                                 2,000          2,041

   Massachusetts State G.O. Bonds,
     Series D (MBIA Insured),
     6.00%, 11/1/13                                 5,000          5,590

   Massachusetts State Health &
     Educational Facilities Authority
     Revenue Bonds, Series A,
     Caritas Christi Obligation Group,
     5.63%, 7/1/20                                  3,150          2,892

   Massachusetts State Water Pollution
     Abatement Revenue Bonds,
     Series A, MWRA Program,
     6.00%, 8/1/19                                  3,000          3,338
------------------------------------------------------------------------
                                                                  16,600
------------------------------------------------------------------------
MICHIGAN - 0.4%

   Detroit City Economic Development
     Corp. Revenue Refunding Bonds,
     Series A (AMT) (AMBAC Insured),
     4.35%, 5/1/08                                  2,000          1,970
------------------------------------------------------------------------
MINNESOTA - 0.6%

   Minnesota Housing Finance Agency
     SFM Revenue Bonds,
     5.70%, 1/1/17                                  2,000          2,078

   Minnesota Housing Finance Agency
     SFM Revenue Bonds, Series A
     (MBIA Insured),
     5.35%, 7/1/17                                  1,000          1,005
------------------------------------------------------------------------
                                                                   3,083
------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 76 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

                                                PRINCIPAL
                                                 AMOUNT        VALUE
                                                 (000S)        (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 100.4% - CONTINUED

MISSISSIPPI - 0.4%

   Medical Center Educational Building
     Corp. Revenue VRDB, Adult Hospital
     Project (AMBAC Insured),
     1.50%, 4/4/02                             $    2,200    $     2,200
------------------------------------------------------------------------
NEBRASKA - 0.6%

   American Public Energy Agency Gas
     Supply Revenue Bonds, Series C,
     Nebraska Public Gas Agency
     Project (AMBAC Insured),
     4.30%, 3/1/11                                  2,500          2,427

   Lincoln Electric System Revenue
     Bonds,
     5.00%, 9/1/18                                    600            592
------------------------------------------------------------------------
                                                                   3,019
------------------------------------------------------------------------
NEVADA - 0.5%

   Nevada State G.O. Refunding Bonds,
     Nevada Municipal Bond Bank
     Project 20-23A, Escrowed to
     Maturity,
     7.20%, 7/1/06                                  2,540          2,563
------------------------------------------------------------------------
NEW HAMPSHIRE - 0.2%

   New Hampshire State Turnpike
     System Revenue Refunding Bonds,
     Prerefunded,
     5.75%, 4/1/02                                  1,000          1,020
------------------------------------------------------------------------
NEW JERSEY - 3.0%

   New Jersey Health Care Facilities
     Financing Authority Revenue
     Refunding Bonds, Atlantic City
     Medical Center,
     6.25%, 7/1/17                                  1,000          1,052
     5.75%, 7/1/25                                  1,000            986

   New Jersey State Transit Corp.
     Revenue Bonds, Series A, Capital
     Grant Anticipation Notes
     (AMBAC Insured),
     5.13%, 2/1/04                                  6,530          6,543

   New Jersey State Turnpike Authority
     Revenue Refunding Bonds, Series A,
     6.75%, 1/1/08                                  2,000          2,028

   New Jersey Transportation Trust Fund
     Authority Revenue Bonds, Series A,
     Transportation System,
     5.50%, 6/15/08                                 5,000          5,360
------------------------------------------------------------------------
                                                                  15,969
------------------------------------------------------------------------
NEW YORK - 12.0%

   Dutchess County IDA Civic Facilities
     Revenue Bonds, Bard College Civic
     Facility,
     5.75%, 8/1/30                             $    2,000    $     2,023

   Metropolitan Transportation Authority
     Revenue Bonds, Series A
     (FGIC Insured),
     4.75%, 4/1/28                                  4,190          3,897

   Nassau County Interim Finance
     Authority Revenue Bonds, Series A,
     Sales Tax Secured,
     5.63%, 11/15/20                                5,000          5,088

   New York City Industrial Development
     Agency Special Airport Facilities
     Revenue Bonds, Series A (AMT)
     Airis JFK I LLC Project,
     6.00%, 7/1/27                                    500            491

   New York City Municipal Water
     Finance Authority Water & Sewer
     System Revenue Bonds, Series A
     (MBIA Insured),
     5.50%, 6/15/23                                 5,000          5,038

   New York City Municipal Water
     Finance Authority Water & Sewer
     System Revenue Crossover
     Refunding Bonds, Series B,
     6.00%, 6/15/33                                 1,160          1,300

   New York City Municipal Water
     Finance Authority Water & Sewer
     System Revenue Bonds, Series B,
     Prerefunded,
     6.00%, 6/15/10                                 1,940          2,201

   New York City Transitional Finance
     Authority Revenue Bonds, Future
     Tax Secured, Series B,
     6.13%, 11/15/15                                2,000          2,210
     6.00%, 11/15/24                                4,000          4,311

   New York State Dormitory Authority
     Revenue Bonds, Series A, Mt. Sinai
     School of Medicine (MBIA Insured),
     5.15%, 7/1/24                                 10,000          9,921

   New York State Dormitory Authority
     Revenue Bonds, Series A, University
     Dormitory Facilities,
     6.25%, 7/1/20                                  1,115          1,231

   New York State G.O. Refunding Bonds,
     Series A,
     6.00%, 5/15/30                                 5,550          5,832

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 77 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   SCHEDULE OF INVESTMENTS

   TAX-EXEMPT FUND (CONTINUED)

                                                PRINCIPAL
                                                 AMOUNT        VALUE
                                                 (000S)        (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 100.4% - CONTINUED

NEW YORK - 12.0% - (CONTINUED)

   New York State Mortgage Agency Revenue
     Bonds, 26th Series,
     5.85%, 4/1/17                             $    2,120    $     2,229

   New York State Power Authority G.O.
     Revenue & General Purpose Bonds
     (First Union National Bank LOC),
     2.90%, Mandatory Put 9/2/03                    5,000          5,055

   New York State Thruway Authority
     Service Contract Revenue Bonds,
     Local Highway & Bridge
     (AMBAC Insured),
     5.38%, 4/1/18                                  3,110          3,167

   Port Authority New York & New Jersey
     Revenue Bonds, Series 109
     (G.O. of Authority),
     5.38%, 1/15/32                                 2,000          2,008

   Triborough Bridge & Tunnel Authority
     Revenue Bonds, Series A,
     Triborough General Purpose,
     5.00%, 1/1/27                                  5,000          4,741

   Triborough Bridge & Tunnel Authority
     Revenue Bonds, Series Q,
     Triborough General Purpose,
     5.00%, 1/1/17                                  2,500          2,500
------------------------------------------------------------------------
                                                                  63,243
------------------------------------------------------------------------
NORTH CAROLINA - 5.5%

   North Carolina Municipal Power
     Agency No. 1 Catawaba Electric
     Revenue Bonds, Series B,
     6.00%, 1/1/20                                  3,720          3,712

   North Carolina State Eastern
     Municipal Power Agency Power
     System Revenue Refunding Bonds,
     Series A, Escrowed to Maturity,
     6.50%, 1/1/18                                  2,655          3,098

   North Carolina State Eastern
     Municipal Power Agency Power
     System Revenue Refunding Bonds,
     Series B,
     7.00%, 1/1/08                                 18,950         20,745

   North Carolina State Eastern
     Municipal Power Agency Power
     System Revenue Refunding Bonds,
     Series D,
     6.75%, 1/1/26                                  1,250          1,300
------------------------------------------------------------------------
                                                                  28,855
------------------------------------------------------------------------
OHIO - 0.8%

   Ohio Housing Finance Agency
     Mortgage Revenue Bonds, Series A-
     1, Residential Mortgage-Backed
     Securities (Colld. by GNMA
     Securities).
     5.70%, 3/1/17                             $    1,205    $     1,227

   Ohio Housing Finance Agency
     Mortgage Revenue Bonds, Series C
     (AMT), Residential Mortgage-
     Backed Securities
     (Colld. by GNMA Securities),
     5.15%, 3/1/13                                  2,165          2,128

   Plain Local School District G.O. Bonds
     (FGIC Insured),
     6.00%, 12/1/25                                 1,000          1,054
------------------------------------------------------------------------
                                                                   4,409
------------------------------------------------------------------------
OKLAHOMA - 1.6%

   McGee Creek Authority Water
     Revenue Bonds (MBIA Insured),
     6.00%, 1/1/13                                  6,000          6,668

   Payne County Economic Development
     Authority Student Housing Revenue
     Bonds, Series A, Collegiate Housing
     Foundation,
     6.38%, 6/1/30                                  2,000          2,009
------------------------------------------------------------------------
                                                                   8,677
------------------------------------------------------------------------
OREGON - 0.9%

   Oregon State G.O. Bonds,
     10.50%, 6/1/02                                 1,000          1,015

   Oregon State Housing & Community
     Services Department Mortgage
     Revenue Bonds, Series E,
     SFM Program (FHA Insured)
     6.15%, 7/1/30                                    990          1,032

   Oregon State Housing & Community
     Services Department Mortgage
     Revenue Bonds, Series F,
     SFM Project,
     5.55%, 7/1/30                                  2,505          2,480
------------------------------------------------------------------------
                                                                   4,527
------------------------------------------------------------------------
PENNSYLVANIA - 2.6%
   Allegheny County Port Authority
     Special Revenue Bonds
     (MBIA Insured), Prerefunded,
     6.13%, 3/1/09                                  1,635          1,822

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 78 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

                                                PRINCIPAL
                                                 AMOUNT        VALUE
                                                 (000S)        (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 100.4% - CONTINUED

PENNSYLVANIA - 2.6% - (CONTINUED)

   Montgomery County Higher Education
     & Health Authority Revenue Bonds,
     Series A, Philadelphia Geriatric
     Center,
     7.38%, 12/1/30                            $    3,000    $     2,957

   Pennsylvania Economic Development
     Financing Authority Exempt
     Facilities Revenue Bonds, Series A
     (AMT), Amtrak Project,
     6.25%, 11/1/31                                 1,205          1,208

   Pennsylvania Housing Finance Agency
     SFM Revenue Bonds, Series 72A
     (AMT),
     4.55%, 4/1/10                                  1,750          1,715
     4.80%, 4/1/12                                    750            737

   Pennsylvania State COP Bonds,
     Series A (AMBAC Insured),
     5.00%, 7/1/15                                  2,000          1,971

   Pennsylvania State Higher Educational
     Facilities Authority Revenue Bonds,
     Series A, UPMC Health System,
     6.00%, 1/15/22                                 1,750          1,754

   Pennsylvania State Higher Educational
     Facilities Authority Student Housing
     Revenue Bonds, Series A, Student
     Association, Inc. Project,
     6.75%, 9/1/32                                  1,500          1,510
------------------------------------------------------------------------
                                                                  13,674
------------------------------------------------------------------------
PUERTO RICO - 2.8%

   Puerto Rico Commonwealth Highway
     & Transportation Authority
     Transportation Revenue Bonds,
     Series B, Prerefunded,
     6.00%, 7/1/10                                  2,000          2,266

   Puerto Rico Commonwealth Highway
     & Transportation Authority
     Transportation Revenue Bonds,
     Series D,
     5.38%, 7/1/36                                  3,000          2,928
     5.25%, 7/1/38                                 10,000          9,563
------------------------------------------------------------------------
                                                                  14,757
------------------------------------------------------------------------
RHODE ISLAND - 0.6%

   Rhode Island Economic Development
     Corp. Airport Revenue Bonds,
     Series B (FGIC Insured),
     6.50%, 7/1/18                                  3,000          3,343
------------------------------------------------------------------------

SOUTH CAROLINA - 0.8%

   Piedmont Municipal Power Agency
     Electric Revenue Refunding Bonds,
     Series A,
     6.55%, 1/1/16                             $    2,115    $     2,115

   South Carolina Transportation
     Infrastructure Bank Revenue Bonds,
     Series A (AMBAC Insured),
     5.38%, 10/1/24                                 2,000          2,004
------------------------------------------------------------------------
                                                                   4,119
------------------------------------------------------------------------
TENNESSEE - 0.9%

   Tennessee Energy Acquisition Corp.
     Gas Revenue Bonds, Series B
     (AMBAC Insured),
     4.50%, 9/1/08                                  5,000          5,036
------------------------------------------------------------------------
TEXAS - 6.6%

   Birdville Independent School District
     Capital Appreciation G.O. Bonds,
     (PSF Gtd.),
     0.00%, 2/15/19                                 1,795            637

   Carrollton Farmers Branch
     Independent School District G.O.
     Bonds, Prerefunded,
     6.00%, 2/15/09                                 3,290          3,612

   Harris County Health Facilities
     Development Corp. Hospital
     Revenue Bonds, St. Luke's
     Episcopal Hospital Project,
     Escrowed to Maturity,
     6.63%, 2/15/12                                 1,000          1,015

   Harris County Health Facilities
     Development Corp. Revenue Bonds,
     Series A, Christus Health
     (MBIA Insured),
     5.50%, 7/1/09                                  1,500          1,554

   Harris County Houston Sports
     Authority Capital Appreciation
     Revenue Bonds, Series G,
     Senior Lien (MBIA Insured),
     0.00%, 11/15/17                                6,000          2,515

   Lamar Consolidated Independent
     School District G.O. Bonds
     (PSF Gtd.),
     6.00%, 2/15/13                                 2,400          2,577

   Matagorda County Navigation District
     No. 1 Revenue Refunding Bonds,
     Series C, Reliant Energy, Inc.,
     5.20%, Mandatory Put 11/1/02                   4,500          4,566

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 79 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   SCHEDULE OF INVESTMENTS                                         MARCH 31,2002

   TAX-EXEMPT FUND (CONTINUED)

                                                PRINCIPAL
                                                 AMOUNT        VALUE
                                                 (000S)        (000S)
------------------------------------------------------------------------
MUNICIPAL BONDS - 100.4% - CONTINUED

TEXAS - 6.6% - (CONTINUED)

   Parker County Hospital District
     Revenue Bonds, Campbell Health
     System,
     6.25%, 8/15/19                            $    1,000    $       954

   Sabine River Authority PCR Refunding
     Bonds, Series A, TXU Electronic Co.
     Project,
     5.50%, Mandatory Put 11/1/11                   5,000          5,000

   San Antonio City Electricity & Gas
     Revenue Refunding Bonds, Series A,
     4.50%, 2/1/21                                  4,000          3,569

   Texas State Veterans Housing
     Assistance G.O. Bonds, Series C
     (AMT), Fund II,
     6.10%, 6/1/21                                  3,000          3,097

   Waxahachie Independent School
     District Capital Appreciation G.O.
     Refunding Bonds (PSF Gtd.),
     0.00%, 8/15/23                                 4,265          1,111

   Waxahachie Independent School
     District G.O. Capital Appreciation
     Refunding Bonds (PSF Gtd.),
     0.00%, 8/15/16                                 5,505          2,380
     0.00%, 8/15/28                                 6,875          1,274
     0.00%, 8/15/30                                 7,140          1,156
------------------------------------------------------------------------
                                                                  35,017
------------------------------------------------------------------------
VIRGINIA - 1.0%

   Richmond G.O. Refunding Bonds,
     Series A (AMBAC Insured),
     5.50%, 1/15/13                                 5,000          5,106
------------------------------------------------------------------------
WASHINGTON - 3.9%

   Energy Northwest Electric Revenue
     Refunding Bonds, Series A,
     Columbia Generating
     (MBIA Insured),
     5.20%, 7/1/18                                  2,000          1,970

   King County School District No. 403
     G.O. Bonds, Prerefunded,
     6.13%, 12/1/02                                 2,000          2,076

   Washington Public Power Supply
     Systems Revenue Refunding Bonds,
     Series A, Nuclear Project No. 2,
     6.50%, 7/1/03                                  3,750          3,839

   Washington State G.O. Bonds,
     Series A,
     6.00%, 9/1/16                                  5,000          5,245

   Washington State G.O. Bonds,
     Series B
     & AT-7,
     6.40%, 6/1/17                             $    4,700    $     5,414

   Washington State G.O. Bonds,
     Series B
     & DD-14,
     6.00%, 9/1/19                                  2,000          2,046
------------------------------------------------------------------------
                                                                  20,590
------------------------------------------------------------------------
WEST VIRGINIA - 0.3%

   West Virginia State Capital
     Appreciation G.O. Bonds, Series A,
     Infrastructure (FGIC Insured),
     0.00%, 11/1/26                                 2,500            612

   West Virginia University Capital
     Appreciation Revenue Bonds,
     Series A, West Virginia University
     Project (AMBAC Insured),
     0.00%, 4/1/22                                  2,800            895
------------------------------------------------------------------------
                                                                   1,507
------------------------------------------------------------------------
WISCONSIN - 1.5%

   Wisconsin State Transportation
     Revenue Bonds, Series A,
     5.50%, 7/1/22                                  8,040          7,971
------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
------------------------------------------------------------------------
(COST $510,083)                                                  531,200

                                                 NUMBER        VALUE
                                                OF SHARES      (000S)
------------------------------------------------------------------------
OTHER - 1.9%

   AIM Tax Exempt Cash Reserve Fund             5,833,346          5,834
   Dreyfus Tax-Exempt Cash
     Management Fund                            4,485,278          4,485
------------------------------------------------------------------------
TOTAL OTHER
------------------------------------------------------------------------
(COST $10,319)                                                    10,319

------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.3%
------------------------------------------------------------------------
(COST $520,402)                                                  541,519
   Liabilities less Other Assets - (2.3)%                        (12,420)
------------------------------------------------------------------------
NET ASSETS - 100.0%                                             $529,099

SEE NOTES TO THE FINANCIAL STATEMENTS.

FIXED INCOME FUNDS 80 NORTHERN FUNDS ANNUAL REPORT

                                                              FIXED INCOME FUNDS

   SCHEDULE OF INVESTMENTS                                        MARCH 31, 2002

   U.S. GOVERNMENT FUND

                                               PRINCIPAL
                                                 AMOUNT         VALUE
                                                 (000S)         (000S)
------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 55.9%

FANNIE MAE - 20.7%
     4.38%, 10/15/06                           $   14,000       $ 13,516
     6.63%, 11/15/10                               20,095         20,933
   Pool #572669,
     6.50%, 4/1/16                                  9,455          9,627
   Pool #609666,
     6.00%, 11/1/16                                12,630         12,595
   Pool #616580,
     6.50%, 3/1/17                                 13,000         13,234
------------------------------------------------------------------------
                                                                  69,905
------------------------------------------------------------------------
FANNIE MAE REMIC TRUST - 7.0%
   Series 1994-36, Class HA,
     6.50%, 1/25/23                                12,700         13,144
   Series 1997-M5, Class C,
     6.74%, 8/25/07                                10,000         10,425
------------------------------------------------------------------------
                                                                  23,569
------------------------------------------------------------------------
FREDDIE MAC - 18.9%
     3.88%, 2/15/05                                42,000         41,297
     6.63%, 9/15/09                                21,000         21,951
   Pool #410092,
     6.38%, 11/1/24                                   724            734
------------------------------------------------------------------------
                                                                  63,982
------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.3%
   Pool #268360,
     10.00%, 4/15/19                                  131            146
   Pool #270288,
     10.00%, 6/15/19                                  199            221
   Pool #476998,
     6.50%, 7/15/29                                 4,298          4,293
   Pool #485328,
     7.00%, 3/15/31                                14,857         15,165
   Pool #530181,
     7.00%, 4/15/31                                11,609         11,850
------------------------------------------------------------------------
                                                                  31,675
------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
------------------------------------------------------------------------
(COST $189,832)                                                  189,131

U.S. GOVERNMENT OBLIGATIONS - 39.8%

U.S. TREASURY NOTES - 39.8%
     3.00%, 2/29/04                            $   26,000       $ 25,686
     6.00%, 8/15/04                                32,000         33,476
     7.50%, 2/15/05                                27,000         29,387
     5.63%, 2/15/06                                44,500         46,065
------------------------------------------------------------------------
                                                                 134,614
------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------
(COST $134,987)                                                  134,614

SHORT-TERM INVESTMENT - 3.8%

   FHLB Discount Note,
     1.61%, 4/1/02                                 12,742         12,742
------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
------------------------------------------------------------------------
(COST $12,742)                                                    12,742

------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.5%
------------------------------------------------------------------------
(COST $337,561)                                                  336,487
     Other Assets less Liabilities - 0.5%                          1,803
------------------------------------------------------------------------
NET ASSETS - 100.0%                                             $338,290

SEE NOTES TO THE FINANCIAL STATEMENTS.

                              NORTHERN FUNDS ANNUAL REPORT 81 FIXED INCOME FUNDS

FIXED INCOME FUNDS

     NOTES TO THE FINANCIAL STATEMENTS

1    ORGANIZATION

Northern Funds (the "Trust") is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Fixed Income, Florida Intermediate Tax-Exempt, Global Fixed Income, High Yield Fixed Income, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate U.S. Government, Tax-Exempt and U.S. Government Funds (collectively the "Funds") are separate, diversified investment portfolios of the Trust, except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt and Global Fixed Income Funds, which are non-diversified portfolios of the Trust. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds maintains its own investment objective.

Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers of the Global Fixed Income Fund. NTI serves as the investment adviser of each of the other funds. Prior to May 2, 2001, Northern Trust served as the investment adviser to the Global Fixed Income Fund. Northern Trust serves as custodian, fund accountant and transfer agent to the Funds. In addition, NTI and PFPC, Inc. ("PFPC") serve as co-administrators to the Funds.

2    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A) VALUATION OF SECURITIES - Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are generally valued at the regular trading session closing price on the exchange or in the market where such securities are primarily traded. If any such security is not traded on a valuation date, it is valued at the current quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the current quoted bid price. U.S. Government and other fixed income securities, however, may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Shares of investment companies are valued at net asset value. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a net asset value other than the Fund's official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago.

C) STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies


FIXED INCOME FUNDS 82 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

D) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in a Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis and includes amortization of discounts and premiums. Dividends from foreign securities are recorded on ex-date, or as soon as the information is available.

G) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their relative net assets.

H) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid as follows:

                                            DECLARATION         PAYMENT
                                             FREQUENCY         FREQUENCY
--------------------------------------------------------------------------------
Arizona Tax-Exempt                             DAILY            MONTHLY
California Intermediate Tax-Exempt             DAILY            MONTHLY
California Tax-Exempt                          DAILY            MONTHLY
Fixed Income                                   DAILY            MONTHLY
Florida Intermediate Tax-Exempt                DAILY            MONTHLY
Global Fixed Income                          ANNUALLY          ANNUALLY
High Yield Fixed Income                        DAILY            MONTHLY
High Yield Municipal                           DAILY            MONTHLY
Intermediate Tax-Exempt                        DAILY            MONTHLY
Short-Intermediate U.S. Government             DAILY            MONTHLY
Tax-Exempt                                     DAILY            MONTHLY
U.S. Government                                DAILY            MONTHLY

Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to foreign currency transactions, deferral of realized losses and capital loss carryforwards. Certain differences in treatment of income and capital gains for distributions, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

During the year ended March 31, 2002, the percentage of dividends derived from net investment income paid by each of the following Funds as "exempt-interest dividends", excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt - 99.62%, California Intermediate Tax-Exempt - 99.42%, California Tax-Exempt - 99.23%, Florida Intermediate Tax-Exempt - 99.99%, High Yield Municipal - 99.90%, Intermediate Tax-Exempt - 99.87% and Tax-Exempt - 99.96%.


                              NORTHERN FUNDS ANNUAL REPORT 83 FIXED INCOME FUNDS

FIXED INCOME FUNDS

I) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income and capital gains to their shareholders.

For the period subsequent to October 31, 2001 through the fiscal year end, the following Funds incurred net capital losses for which each Fund intends to treat as having been incurred in the following fiscal year (IN THOUSANDS): Fixed Income - $13,456, Florida Intermediate Tax-Exempt - $60, Global Fixed Income - $740, High Yield Fixed Income - $8,933 and High Yield Municipal - $84.

At March 31, 2002, the capital loss carryforwards for U.S. Federal income tax purposes and their respective years of expiration are as follows:

                                   MARCH 31,      MARCH 31,      MARCH 31,
AMOUNTS IN THOUSANDS                 2008            2009          2010
--------------------------------------------------------------------------------
Global Fixed Income                 $    -         $    -        $    38
High Yield Fixed Income              2,518          7,141         19,567
High Yield Municipal                   131            531            535
Tax-Exempt                              21              -              -

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2002, the tax components of Undistributed Net Investment Income and Realized Gains are as follows:

                                                     UNDISTRIBUTED
                                         ---------------------------------------
                                          TAX-EXEMPT   ORDINARY     LONG-TERM
AMOUNTS IN THOUSANDS                        INCOME      INCOME*   CAPITAL GAINS
--------------------------------------------------------------------------------
Arizona Tax-Exempt                           $ 50        $  -       $  267
California Intermediate Tax-Exempt             52           -          687
California Tax-Exempt                          87           1          276
Fixed Income                                    -         530            -
Florida Intermediate Tax-Exempt                28           -            -
High Yield Fixed Income                         -         392            -
High Yield Municipal                           32           -            -
Intermediate Tax-Exempt                       471           1        2,324
Short-Intermediate U.S. Government              -         350          108
Tax-Exempt                                    320           -            -
U.S. Government                                 -         940        1,867

* ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

The tax character of distributions paid during the fiscal year ended March 31, 2002, are as follows:

                                                  DISTRIBUTIONS FROM
                                        ----------------------------------------
                                         TAX-EXEMPT    ORDINARY     LONG-TERM
AMOUNTS IN THOUSANDS                       INCOME       INCOME*   CAPITAL GAINS
--------------------------------------------------------------------------------
Arizona Tax-Exempt                        $ 3,171      $   679       $  365
California Intermediate Tax-Exempt          3,505          301          361
California Tax-Exempt                       5,409          246          334
Fixed Income                                    -       48,251        1,257
Florida Intermediate Tax-Exempt             1,585          305            9
Global Fixed Income                             -        1,400           86
High Yield Fixed Income                         -       22,155            -
High Yield Municipal                        1,716            2            -
Intermediate Tax-Exempt                    26,014        3,507        2,155
Short-Intermediate U.S. Government              -        4,777          525
Tax-Exempt                                 23,911            8            -
U.S. Government                                 -       18,751        1,955

* ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

3    BANK LOANS

The Trust maintains a $50,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above the NIBOR (New York Interbank Offering Rate).

Interest expense for the year ended March 31, 2002, was approximately $2,000 and $1,000 for Global Fixed Income and U.S. Government Funds, respectively. These amounts are included in other expenses on the Statements of Operations.

As of March 31, 2002, there were no outstanding borrowings.


FIXED INCOME FUNDS 84 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

4    INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented in the following table as applied to each Fund's daily net assets. For the year ended March 31, 2002, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations.

The investment advisers also reimbursed the Funds as shown on the accompanying Statements of Operations to adhere to the expense limitations presented in the following table:

                                            ANNUAL       ADVISORY
                                           ADVISORY     FEES AFTER     EXPENSE
                                             FEES         WAIVERS    LIMITATIONS
--------------------------------------------------------------------------------
Arizona Tax-Exempt                           0.75%         0.70%        0.85%
California Intermediate Tax-Exempt           0.75%         0.70%        0.85%
California Tax-Exempt                        0.75%         0.70%        0.85%
Fixed Income                                 0.75%         0.75%        0.90%
Florida Intermediate Tax-Exempt              0.75%         0.70%        0.85%
Global Fixed Income                          0.90%         0.90%        1.15%
High Yield Fixed Income                      0.75%         0.75%        0.90%
High Yield Municipal                         0.75%         0.70%        0.85%
Intermediate Tax-Exempt                      0.75%         0.70%        0.85%
Short-Intermediate U.S. Government           0.75%         0.75%        0.90%
Tax-Exempt                                   0.75%         0.70%        0.85%
U.S. Government                              0.75%         0.75%        0.90%

The waivers and reimbursements described above are voluntary and may be terminated at any time.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's daily net assets.


                              NORTHERN FUNDS ANNUAL REPORT 85 FIXED INCOME FUNDS

FIXED INCOME FUNDS

5    INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 2002, were as follows:

                                                                   PURCHASES                           SALES
                                                       ----------------------------------------------------------------
AMOUNTS IN THOUSANDS                                   U.S. GOVERNMENT         OTHER      U.S. GOVERNMENT       OTHER
-----------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                                        $        -        $   91,191       $        -      $   88,283
California Intermediate Tax-Exempt                                 -           120,067                -         121,534
California Tax-Exempt                                              -           116,579                -         115,687
Fixed Income                                               1,116,422           676,512        1,083,859         682,778
Florida Intermediate Tax-Exempt                                    -            93,529                -          84,848
Global Fixed Income                                           13,250            59,881            6,818          60,089
High Yield Fixed Income                                            -           339,986                -         269,179
High Yield Municipal                                               -            32,865                -          25,343
Intermediate Tax-Exempt                                            -         1,470,697                -       1,449,209
Short-Intermediate U.S. Government                           216,961               933          191,887             940
Tax-Exempt                                                         -           944,533                -         940,278
U.S. Government                                              512,803                 -          531,838               -

At March 31, 2002, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                UNREALIZED          UNREALIZED       NET APPRECIATION        COST BASIS
AMOUNTS IN THOUSANDS                           APPRECIATION        DEPRECIATION       (DEPRECIATION)        OF SECURITIES
-------------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                              $ 2,637             $   (153)            $ 2,484             $ 77,827
California Intermediate Tax-Exempt                2,507                 (232)              2,275               85,406
California Tax-Exempt                             3,998               (1,005)              2,993              123,472
Fixed Income                                      4,305              (13,745)             (9,440)             736,112
Florida Intermediate Tax-Exempt                     457                 (239)                218               47,650
Global Fixed Income                                  63               (1,025)               (962)              24,297
High Yield Fixed Income                           7,349              (14,403)             (7,054)             259,270
High Yield Municipal                                628                 (571)                 57               37,168
Intermediate Tax-Exempt                          10,382               (2,076)              8,306              715,184
Short-Intermediate U.S. Government                  142                 (542)               (400)             105,191
Tax-Exempt                                       23,861               (2,744)             21,117              520,402
U.S. Government                                   2,234               (3,308)             (1,074)             337,561


FIXED INCOME FUNDS 86 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

6    CAPITAL SHARE TRANSACTIONS

Transactions of shares of the Funds for the year ended March 31, 2002 were as follows:

                                                                                                                   NET
                                                                              REINVESTMENT                      INCREASE
AMOUNTS IN THOUSANDS                                             SOLD         OF DIVIDENDS      REDEEMED       (DECREASE)
-------------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                                                1,419            111           (1,175)           355
California Intermediate Tax-Exempt                                1,534             62           (1,902)          (306)
California Tax-Exempt                                             1,686             84           (1,805)           (35)
Fixed Income                                                     19,596          1,116          (17,907)         2,805
Florida Intermediate Tax-Exempt                                   1,551             57           (1,012)           596
Global Fixed Income                                               1,560             19             (820)           759
High Yield Fixed Income                                          24,429            570          (14,764)        10,235
High Yield Municipal                                              1,534             15             (850)           699
Intermediate Tax-Exempt                                          12,821            677          (12,580)           918
Short-Intermediate U.S. Government                                9,871            170           (7,088)         2,953
Tax-Exempt                                                        4,060            100           (5,297)        (1,137)
U.S. Government                                                  17,653            652          (18,980)          (675)

Transactions of shares of the Funds for the year ended March 31, 2001, were as follows:

                                                                                   NET
                                                                              REINVESTMENT                      INCREASE
AMOUNTS IN THOUSANDS                                             SOLD         OF DIVIDENDS      REDEEMED       (DECREASE)
-------------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                                                1,585             10           (1,257)            338
California Intermediate Tax-Exempt                                1,228             10           (1,817)           (579)
California Tax-Exempt                                             2,269             62           (2,630)           (299)
Fixed Income                                                     21,667            340          (16,354)          5,653
Florida Intermediate Tax-Exempt                                     610             28             (866)           (228)
Global Fixed Income                                                 508              3             (545)            (34)
High Yield Fixed Income                                          13,393            464           (7,183)          6,674
High Yield Municipal                                              1,545             11             (468)          1,088
Intermediate Tax-Exempt                                          10,764            136          (14,151)         (3,251)
Short-Intermediate U.S. Government                                3,762             19           (2,708)          1,073
Tax-Exempt                                                        6,230             81           (7,010)           (699)
U.S. Government                                                   4,511            146           (6,526)         (1,869)

7    SUBSEQUENT EVENT

Effective April 1, 2002, NTGIE joined NTI as investment adviser for the Fixed Income Fund.


                              NORTHERN FUNDS ANNUAL REPORT 87 FIXED INCOME FUNDS

FIXED INCOME FUNDS

   REPORT OF INDEPENDENT AUDITORS

TO THE NORTHERN FUNDS SHAREHOLDERS AND BOARD OF TRUSTEES:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Fixed Income Fund, Florida Intermediate Tax-Exempt Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Govenment Fund, Tax-Exempt Fund and U.S. Government Fund, twelve of the portfolios comprising the Northern Funds (a Delaware business trust), as of March 31, 2002, and the related statements of operations for the year then ended, the statment of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by physical examination of the securities held by the custodian and by correspondence with outside depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Northern Funds as of March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP
Chicago, Illinois
May 2, 2002


FIXED INCOME FUNDS 88 NORTHERN FUNDS ANNUAL REPORT

                                                             FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION

     With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

     Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

     Maturity dates represent the stated date on the security, the next interest reset date or next putable dates for floating rate securities or the prerefunded date for these types of securities.

     Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ACA     American Capital Access

AMBAC   American Municipal Bond Assurance Corporation

AMT     Alternative Minimum Tax

ASU     Arizona State University

Colld.  Collateralized

COP     Certificate of Participation

FGIC    Financial Guaranty Insurance Corporation

FHA     Federal Housing Authority

FHLB    Federal Home Loan Bank

FHLMC   Freddie Mac

FNMA    Fannie Mae

FSA     Financial Security Assurance

GNMA    Government National Mortgage Association

G.O.    General Obligation

Gtd.    Guaranteed

HFA     Housing Finance Authority

I.O.    Interest Only Stripped Security

IDA     Industrial Development Authority

IDR     Industrial Development Revenue

LOC     Letter of Credit

MBIA    Municipal Bond Insurance Association

PCR     Pollution Control Revenue

PFA     Public Finance Authority

PSF     Permanent School Fund

RAN     Revenue Anticipation Notes

REIT    Real Estate Investment Trust

REMIC   Real Estate Mortgage Investment Conduit

SFM     Single Family Mortgage

TRB     Tax Revenue Bonds

VRDB    Variable Rate Demand Bonds


                              NORTHERN FUNDS ANNUAL REPORT 89 FIXED INCOME FUNDS

FIXED INCOME FUNDS

    TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex-- 33 for Northern Funds and 22 for Northern Institutional Funds. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                                      OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                               HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Richard G. Cline              - Chairman and Director, Hawthorne Investors, Inc. (a management           - PepsiAmericas;
Age 67                          advisory services and private investment company) since 1996;            - Whitman Corporation (a
   Trustee since 2000         - Managing Partner, Hawthorne Investments, L.L.C. (a management              diversified holding
                                advisory services and private investment company) since 2001;              company)
                              - Chairman and Director of Hussman International, Inc. (a refrigeration    - Kmart Corporation (a
                                company) from 1998 to 2000;                                                retailing company);
                              - Chairman, President and CEO of NICOR Inc. (a diversified public          - Ryerson Tull, Inc. (a
                                utility holding company) from 1995 to 1996, and President from             metals distribution
                                1992 to 1993;                                                              company).
                              - Chairman, Federal Reserve Bank of Chicago from 1992 to 1995; and
                                Deputy Chairman from 1995 to 1996.

Edward J. Condon, Jr.         - Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser)       - None
Age 61                          since 1993;
Trustee since 2000            - Principal and Co-Founder of Paradigm Capital since 1993;
                              - Senior Partner of NewEllis Ventures since 2001;
                              - Member of Advisory Board of Real-Time USA, Inc. (a software development company);
                              - Member of the Board of Managers of The Liberty Hampshire
                                Company, LLC (a receivable securitization company);
                              - Director of University Eldercare, Inc. (an Alzheimer's disease research and treatment company);
                              - Director of Financial Pacific Company (a small business leasing company);
                              - Trustee, Dominican University.

William J. Dolan, Jr.         - Partner of Arthur Andersen & Co. S.C. (an accounting firm) from          - None
Age 69                          1966 to 1989.
Trustee since 1994            - Financial Consultant, Ernst & Young LLP (an accounting firm) from
                                1992 to 1993 and 1997.

Sharon Gist Gilliam           - Executive Vice President, Unison-Maximus, Inc. (aviation and             - None
Age 49                          governmental consulting);
Trustee since 2001            - Director of Town and Country Utilities, Inc.;
                              - Director of Unison Consulting Group, Inc. until May 1999.

Sandra Polk Guthman           - President and CEO of Polk Bros. Foundation (an Illinois not-for-profit   - MB Financial Corp. (a
Age 58                          corporation) from 1993 to present.                                         municipal bond insurance
Trustee since 2000                                                                                         company) 1999-2000.

Richard P. Strubel            - President, Chief Operating Officer and Director of Unext Inc. (a         - Gildan Activewear, Inc.
Age 62                          provider of educational services via the Internet) since 1999;             (an athletic clothing
Trustee since 2000            - Director, Cantilever Technologies (a private software company)             marketing and
                                since 1999;                                                                manufacturing company);
                              - Trustee, The University of Chicago since 1987;                           - Goldman Sachs Mutual
                              - Managing Director of Tandem Partners, Inc. (a privately held               Fund Complex (69
                                management services firm) until 1999.                                      portfolios).


FIXED INCOME FUNDS 90 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                                      OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                               HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Raymond E. George, Jr.(3)     - Senior Vice President and Senior Fiduciary Officer of The Northern       - None
Age 71                          Trust Company from 1990 to 1993.
Trustee since 1994

Michael E. Murphy (3)         - President of Sara Lee Foundation (philanthropic organization) from       - Coach, Inc.;
Age 65                          1997 to 2001;                                                            - Payless Shoe Source, Inc.
Trustee since 1998            - Vice Chairman and Chief Administrative Officer of Sara Lee Corporation     (a retail shoe store
                               (a consumer product company) from 1994 to 1997.                             business);
                                                                                                         - GATX Corporation (a
                                                                                                           railroad holding
                                                                                                           company).
                                                                                                         - Bassett Furniture
                                                                                                           Industries, Inc. (a
                                                                                                           furniture manufacturer).

Mary Jacobs Skinner, Esq.(3)  - Partner in the law firm of Sidley Austin Brown & Wood.                   - None
Age 44
Trustee since 1998

Stephen Timbers (3)           - Director, President and Chief Executive Officer of Northern Trust        - USFreightways
Age 57                          Investments, Inc. since 2001;                                              Corporation.
Trustee since 2000            - President of Northern Trust Global Investments, a division of Northern
                                Trust Corporation and Executive Vice President, The Northern Trust
                                Company since 1998;
                              - President, Chief Executive Officer and Director of Zurich Kemper
                                Investments (a financial services company) from 1996 to 1998;
                              - President, Chief Operating Officer and Director of Kemper Corporation
                                (a financial services company) from 1992 to 1996;
                              - President and Director of Kemper Funds (a registered investment company) from 1990 to 1998.

(1) EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE, C/O LLOYD WENNLUND, THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, CHICAGO, IL 60675.

(2) EACH TRUSTEE SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

(3) AN "INTERESTED PERSON", AS DEFINED BY THE 1940 ACT. MR. GEORGE AND MR. MURPHY ARE DEEMED TO BE "INTERESTED" TRUSTEES BECAUSE THEY OWN SHARES OF NORTHERN TRUST CORPORATION, MS. SKINNER BECAUSE HER LAW FIRM PROVIDES LEGAL SERVICES TO NORTHERN TRUST CORPORATION AND ITS AFFILIATES, AND MR. TIMBERS BECAUSE HE IS AN OFFICER, DIRECTOR, EMPLOYEE AND SHAREHOLDER OF NORTHERN TRUST CORPORATION AND/OR ITS AFFILIATES.


                              NORTHERN FUNDS ANNUAL REPORT 91 FIXED INCOME FUNDS

FIXED INCOME FUNDS

OFFICERS OF THE TRUST(1)

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
FUNDS OFFICER                   PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Lloyd A. Wennlund               - Senior Vice President and Director of Northern Trust Investments, Inc. since 2001;
Age 44                          - Senior Vice President and other positions at The Northern Trust Company, President of
50 South LaSalle Street           Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust
Chicago, IL 60675                 Global Investments since 1989.
President since 2000

Eric K. Schweitzer              - Senior Vice President at Northern Trust Investments, Inc. since 2000 and Senior Vice President at
Age 40                            The Northern Trust Company and the Director of Distribution, Product Management and Client
50 South LaSalle Street           Services in the Mutual Fund Group of Northern Trust Global Investments since 2000;
Chicago, IL 60675               - Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.
Vice President since 2000

Brian Ovaert                    - Senior Vice President and Department Head at The Northern Trust Company overseeing Fund
Age 40                            Accounting, Transfer Agent and Fund Administration functions, Division Manager of Fund
50 South LaSalle Street           Accounting, 1992-1998;
Chicago, IL 60675               - Audit Manager at Arthur Andersen LLP (an accounting firm) prior thereto.
Treasurer since 2002

Brian R. Curran                 - Vice President and Director of Fund Administration at PFPC Inc. since 1997;
Age 34                          - Director of Fund Administration at State Street Bank & Trust Company from February 1997
4400 Computer Drive               to October 1997;
Westborough, MA 01581           - Senior Auditor at Price Waterhouse LLP (an accounting firm) prior thereto.
Vice President and Assistant
Treasurer since 1999

Stuart Schuldt                  - Vice President, Fund Administration, The Northern Trust Company;
Age 40                          - Vice President, Fund Accounting, Scudder Kemper (a mutual fund company), from 1993 to 1998;
50 South LaSalle Street         - Audit Manager, Arthur Andersen & Co., (an accounting firm) prior thereto.
Chicago, IL 60675
Assistant Treasurer since 2002

Jeffrey A. Dalke, Esq.          - Partner in the law firm of Drinker Biddle & Reath LLP.
Age 51
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 1993

Linda J. Hoard, Esq.            - Vice President at PFPC Inc. since 1998;
Age 54                          - Attorney Consultant for Fidelity Management & Research (a financial service company),
4400 Computer Drive               Investors Bank & Trust Company (a financial service provider) and First Data Investors Services
Westborough, MA 01581             Group, Inc. prior thereto.
Assistant Secretary since 1999

(1) EACH OFFICER SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.


FIXED INCOME FUNDS 92 NORTHERN FUNDS ANNUAL REPORT

RISK/REWARD
POTENTIAL

When building a sound Northern Funds investment strategy, you'll want to select a mix of equity, fixed income and money market funds that have return potential and an acceptable level of risk. For more information about Northern Funds, including management fees and expenses, call 800/595-9111 for a prospectus. Please read the prospectus carefully before investing.

NORTHERN FUNDS

[FAMILY WITH PONTOON PLANE]          HIGH                INTERNATIONAL EQUITIES & SECTOR FUNDS               GROWTH
                                                         Global Communications Fund
EQUITY FUNDS Domestic and                                Technology Fund
international--offering you                              International Select Equity Fund
opportunities for capital and                            International Growth Equity Fund
appreciation and long-term
growth.
                                                         SMALL- & MEDIUM-CAPITALIZATION EQUITIES
                                                         Growth Opportunities Fund
                                                         Small Cap Growth Fund
                                                         Small Cap Value Fund
                                                         Small Cap Index Fund
                                                         Mid Cap Growth Fund

                                                         INCOME & LARGE-CAPITALIZATION EQUITIES
                                                         Select Equity Fund
                                                         Growth Equity Fund
                                                         Large Cap Value Fund
                                     RISK/REWARD         Stock Index Fund
                                     POTENTIAL           Income Equity Fund

[COUPLES AT OPERA]                                       LONGER-TERM, INTERNATIONAL & HIGH YIELD BONDS       INCOME
                                                         High Yield Fixed Income Fund
FIXED INCOME FUNDS Taxable and                           High Yield Municipal Fund
tax-exempt--providing you with                           Global Fixed Income Fund
the potential for current                                California Tax-Exempt Fund
income with both domestic and                            Arizona Tax-Exempt Fund
international choices                                    Tax-Exempt Fund
                                                         Fixed Income Fund

                                                         INTERMEDIATE-TERM BONDS
                                                         Florida Intermediate Tax-Exempt Fund
                                                         California Intermediate Tax-Exempt Fund
                                                         Intermediate Tax-Exempt Fund
                                                         Short-Intermediate U.S. Government Fund
                                                         U.S. Government Fund

[FAMILY HORSEBACK RIDING]                                MONEY MARKET SECURITIES                             LIQUIDITY
                                                         California Municipal Money Market Fund
MONEY MARKET FUNDS Helping you                           Municipal Money Market Fund
meet your cash management and                            U.S. Government Select Money Market Fund
short-term investment needs.                             U.S. Government Money Market Fund
                                     LOW                 Money Market Fund

                                                         AN INVESTMENT IN THE MONEY MARKET FUNDS
                                                         IS NOT INSURED OR GUARANTEED BY THE FDIC
                                                         OR ANY OTHER GOVERNMENTAL AGENCY.
                                                         ALTHOUGH THE FUNDS SEEK TO MAINTAIN A
                                                         VALUE OF $1.00 PER SHARE, IT IS POSSIBLE
                                                         TO LOSE MONEY.

                                                                    FIX ANR 5/02

(C)2002 Northern Trust Corporation. Northern Funds Distributors, LLC, an independent third party.

                                                                   PRESORTED
                                                                    STANDARD
                                                                  U.S. POSTAGE
         50 South LaSalle Street                                      PAID
         P.O. Box 75986                                            CHICAGO, IL
         Chicago, Illinois 60675-5986                            PERMIT NO. 941
         800/595-9111
         northernfunds.com

[NORTHERN FUNDS LOGO]

[MANAGED BY NORTHERN TRUST LOGO]